UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-8598

The Commerce Funds

(Exact name of registrant as specified in charter)

922 Walnut Fourth Floor Kansas City, Missouri 64106
(Address of principal executive offices) (Zip code)

Diana E. McCarthy, Esq.,

Drinker Biddle & Reath LLP

One Logan Square

18th & Cherry Streets

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:1-800-995-6365

Date of fiscal year end: 10/31

Date of reporting period: 10/31/05

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual Report to Shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1) is filed herewith.

The Commerce Funds

Annual Report
October 31, 2005

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commerce funds

For Your Life's *Direction*

At The Commerce Funds, we're committed to providing sound investment choices to help you realize your most important financial goals, no matter where life takes you.

We offer a full range of mutual funds managed by Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank. With a choice of 11 portfolios—each targeting a specific investment goal—we make it easy for you to invest with confidence not just today, but throughout all the stages of your life.

Behind each of our Funds is a carefully defined investment philosophy and a commitment to the highest investment standards. This means, whether you are building a nest egg for retirement, planning for your child's education, or saving for a special need, you can find investment options at The Commerce Funds.

Risk/Reward

The Commerce Funds

International Equity
MidCap Growth
Growth
Value
Core Equity
Asset Allocation
Kansas Tax-Free Intermediate Bond
Missouri Tax-Free Intermediate Bond
National Tax-Free Intermediate Bond
Bond
Short-Term Government
Risk
Potential Return

In general, greater returns are associated with greater risks and increased risks create the potential for greater losses.

COMMERCE CORE EQUITY FUND

Core Equity Fund Overview

We present you with the annual report for the Commerce Core Equity Fund for the one-year period ended October 31, 2005.

A conversation with Michael Marks, Portfolio Manager of the Core Equity Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2005, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charge, of 7.61% and 7.35%, respectively. These returns compare to the 8.72% cumulative total return of the S&P 500 Index.

Q: What were the material factors that affected the Fund’s performance relative to the S&P 500 Index during the reporting period?

A: The Fund’s Institutional Shares under performed the S&P 500 Index by 111 basis points. Good stock selection in the financial and health services sectors was offset by poor stock selection in the technology services and electronic technology sectors. Although these sectors detracted from overall fund performance, the adjustment for Fund fees also contributed to the Fund under performing its benchmark.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: With energy prices rising and signs that the residential housing market may be cooling, the Fund shifted away from companies that would be hurt by slowing growth of discretionary spending by the consumer. The Fund also added exposure to companies that are likely to benefit from the growing demand for health care as the population in the U.S. continues to age.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: First, within the healthcare arena, the Fund benefited significantly from its preference for health care service stocks over pharmaceutical stocks. While pharmaceutical companies struggled with patent expiration and legal issues, health care service companies benefited from strong revenue growth. Health insurer Aetna* was a standout performer for the Fund and among its largest holdings.

Second, in the financial services sector the Fund benefited from its preference for companies exposed to asset management or investment banking activities over more traditional banks reliant on interest income. Lehman Brothers* and Legg Mason* were particularly strong performers for the Fund.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: Electronic technology and technology services are always a volatile sector and some of our holdings disappointed during the period. In particular, we suffered reversals from some companies that were standout performers for the Fund during the previous period such as security software manufacturer Symantec*.

*	The Fund may discontinue investing in these securities at any time.

COMMERCE CORE EQUITY FUND

Performance Summary

October 31, 2005

The following is performance information for the Commerce Core Equity Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2005

Average Annual Total Return through October 31, 2005	Since Inception	One Year
Institutional Shares (commenced December 26, 2000)(a)	-0.64%	7.61%
Service Shares (commenced December 26, 2000)(a)
Excluding sales charges	-0.88%	7.35%
Including sales charges (maximum sales charge 3.50%)	-1.60%	3.57%
S&P 500 Index (as of December 26, 2000)(b)	0.02%	8.72%

Core Equity Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 26, 2000 to October 31, 2005.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Index of 500 stocks, an unmanaged index of common stock prices and is a widely recognized common measure of the overall U.S. stock market. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE CORE EQUITY FUND

Statement of Investments

October 31, 2005

Shares	Description	Value
Common Stocks – 99.6%
Commercial Services – 1.0%
29,835	Omnicom Group, Inc.	$ 2,475,112

Communications – 1.4%
103,820	Verizon Communications, Inc.	3,271,368

Consumer Durables – 3.3%
53,065	Fortune Brands, Inc.	4,031,348
24,495	Harley-Davidson, Inc.	1,213,237
128,850	Leggett & Platt, Inc.	2,582,154

		7,826,739

Consumer Non-Durables – 3.4%
75,795	Avon Products, Inc.	2,045,707
108,730	Procter & Gamble Co.	6,087,793

		8,133,500

Consumer Services – 6.0%
63,310	Carnival Corp.	3,144,608
84,420	eBay, Inc.*	3,343,032
155,290	McDonald’s Corp.	4,907,164
143,966	News Corp.	2,051,515
27,300	Viacom, Inc., Class B	845,481

		14,291,800

Distribution Services – 1.4%
105,105	SYSCO Corp.	3,353,901

Electronic Technology – 10.1%
272,960	Cisco Systems, Inc.*	4,763,152
116,800	Dell, Inc.*	3,723,584
376,235	EMC Corp.*	5,252,241
147,765	Intel Corp.	3,472,477
66,100	Linear Technology Corp.	2,195,181
53,575	QUALCOMM, Inc.	2,130,142
89,545	Texas Instruments, Inc.	2,556,510

		24,093,287

Energy Minerals – 7.3%
94,260	ConocoPhillips	6,162,719
199,275	Exxon Mobil Corp.	11,187,298

		17,350,017

Finance – 24.3%
57,635	AFLAC, Inc.	2,753,800
49,495	American International Group, Inc.	3,207,276
66,370	Bank of America Corp.	2,903,024
30,350	Capital One Financial Corp.	2,317,223
98,925	CIT Group, Inc.	4,523,840
130,640	Citigroup, Inc.	5,980,699
62,045	Freddie Mac	3,806,461
60,150	J.P. Morgan Chase & Co.	2,202,693
27,632	Legg Mason, Inc.	2,965,190
45,840	Lehman Brothers Holdings, Inc.	5,485,673
66,045	Lincoln National Corp.	3,342,537
62,600	Merrill Lynch & Co., Inc.	4,052,724
75,955	Principal Financial Group, Inc.	3,769,647

Shares	Description	Value
Common Stocks – (continued)
Finance – (continued)
129,190	U.S. Bancorp	$ 3,821,440
77,285	Wachovia Corp.	3,904,438
48,640	Wells Fargo & Co.	2,928,128

		57,964,793

Health Services – 7.1%
101,725	Aetna, Inc.	9,008,766
68,110	Community Health Systems, Inc.*	2,527,562
54,330	Quest Diagnostics, Inc.	2,537,754
49,900	UnitedHealth Group, Inc.	2,888,711

		16,962,793

Health Technology – 7.4%
65,000	Abbott Laboratories	2,798,250
40,555	Amgen, Inc.*	3,072,447
62,690	Johnson & Johnson	3,925,648
49,595	Medtronic, Inc.	2,810,052
126,205	Pfizer, Inc.	2,743,697
33,855	Stryker Corp.	1,390,425
15,010	Zimmer Holdings, Inc.*	957,188

		17,697,707

Industrial Services – 1.3%
54,000	Baker Hughes, Inc.	2,967,840

Producer Manufacturing – 11.2%
62,245	3M Co.	4,729,375
82,130	Caterpillar, Inc.	4,319,217
94,025	Danaher Corp.	4,898,702
253,345	General Electric Co.	8,590,929
112,280	Ingersoll-Rand Co.	4,243,061

		26,781,284

Retail Trade – 3.9%
55,320	Best Buy Co., Inc.	2,448,463
146,850	CVS Corp.	3,584,609
70,090	Wal-Mart Stores, Inc.	3,315,958

		9,349,030

Technology Services – 5.7%
4,260	Google, Inc.*	1,585,316
324,160	Microsoft Corp.	8,330,912
148,800	Symantec Corp.*	3,548,880

		13,465,108

Transportation – 1.4%
35,650	FedEx Corp.	3,277,305

Utilities – 3.4%
25,505	Entergy Corp.	1,803,713
121,595	Exelon Corp.	6,326,588

		8,130,301

TOTAL COMMON STOCKS
(Cost $197,005,527)		$237,391,885

The accompanying notes are an integral part of these financial statements.	3

COMMERCE CORE EQUITY FUND

Statement of Investments (continued)

October 31, 2005

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement(a) – 0.5%
State Street Bank & Trust Co.
$1,247,000	3.42%	11/01/2005	$ 1,247,000
Maturity Value: $1,247,118
(Cost $1,247,000)

TOTAL INVESTMENTS – 100.1%
(Cost $198,252,527)			$238,638,885
Liabilities in excess of other assets – (0.1)%			(168,896)

Net Assets – 100.0%			$238,469,989

(a)	Repurchase agreement was entered into on October 31, 2005. This agreement was fully collateralized by $1,010,000 U.S. Treasury Bond, 6.75% due 08/15/2026 with a market value of $1,275,187.
*	Non-income producing security.

PORTFOLIO COMPOSITION AS OF 10/31/05

Sector Allocation

Finance	24.3%
Producer Manufacturing	11.2
Electronic Technology	10.1
Health Technology	7.4
Energy Minerals	7.3
Health Services	7.1
Consumer Services	6.0
Technology Services	5.7
Retail Trade	3.9
Consumer Non-Durables	3.4
Utilities	3.4
Consumer Durables	3.3
Distribution Services	1.4
Transportation	1.4
Communications	1.4
Industrial Services	1.2
Commercial Services	1.0
Short-Term Obligation	0.5

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

The Fund is actively managed and, as such its composition may differ over time.

4	The accompanying notes are an integral part of these financial statements.

COMMERCE GROWTH FUND

Growth Fund Overview

We present you with the annual report for the Commerce Growth Fund for the one-year period ended October 31, 2005.

A conversation with Joe Williams, Portfolio Manager of the Growth Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period ended October 31, 2005, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charge, of 8.52% and 8.23%, respectively. These returns compare to the 8.81% cumulative total return of the Russell 1000 Growth Index.

Q: What were the material factors that affected the Fund’s performance relative to the Russell 1000 Growth Index during the reporting period?

A: Over the last twelve months, the Fund has not taken any large sector bets and ended the year with over 50% of the Fund’s assets invested in health and technology issues. Stock selection in health related stocks was a mild positive but was canceled out by weaker returns from its holdings in technology stocks. Energy companies only represent 3.5% of the Index but when the stocks soared 45% versus the Fund’s drilling stocks, which only rose 26%, that alone accounted for 0.75% of the Fund’s under performance. Although these sectors somewhat detracted from overall fund performance, the adjustment for Fund fees was the major factor causing the Fund to under perform its benchmark.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: The Fund’s weightings in the health technology and health services sectors have been steadily increasing over the last year. As health care costs continue to soar, companies that can offer solutions to lower costs have done quite well. The health care sector (excluding large cap pharmaceuticals) was one of the strongest sectors in the Russell 1000 Growth Index and our stock selection in health care was strong relative to the Index. Technology exposure was also increased with the addition of several smaller specialized technology names. Consumer discretionary stocks, mainly retailers, were reduced over the past year, the proceeds of which funded the increases in the technology and health care sectors.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: Stock selection over large sector bets to the Russell 1000 Growth Index has been, and will continue to be, how we intend to add value for our shareholders. While we commented that consumer discretionary stocks were weak last year, our specific holdings did quite well. Stock selection in health care stocks was also a major positive for the Fund.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: Energy and utilities were two of the strongest sectors last year. While both of these sectors make up less than 3% of the index, not being overweighted in these two sectors hurt the Fund’s relative performance. We did increase our exposure to oil service companies, but their performance was less than pure utilities or oil companies.

Technology was also mixed. Technology stocks got off to a strong start at the beginning of the fiscal year but then returned uneven performance for the remainder of the year. Technology stocks were some of our best and worst performers in the Fund.

COMMERCE GROWTH FUND

Performance Summary

October 31, 2005

The following is performance information for the Commerce Growth Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2005

Average Annual Total Return through October 31, 2005	Since Inception	Ten Years	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)	8.64%	5.97%	-5.68%	8.52%
Service Shares (commenced January 2, 1997)(a)
Excluding sales charges	3.50%	n/a	-5.92%	8.23%
Including sales charges (maximum sales charge 3.50%)	3.09%	n/a	-6.59%	4.44%
Russell 1000 Growth Index (as of December 12, 1994)(b)	9.29%	6.77%	-7.93%	8.81%

Growth Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 12, 1994 to October 31, 2005.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Russell 1000 Growth Index, an unmanaged index, is a market capitalization weighted index of the 1,000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE GROWTH FUND

Statement of Investments

October 31, 2005

Shares	Description	Value
Common Stocks – 100.4%
Commercial Services – 4.1%
67,400	Moody’s Corp.	$ 3,589,724
56,600	The McGraw-Hill Cos., Inc.	2,770,004

		6,359,728

Communications – 2.0%
129,600	Sprint Corp.	3,020,976

Consumer Durables – 2.7%
31,800	Black & Decker Corp.	2,611,734
27,600	Lennar Corp.	1,534,008

		4,145,742

Consumer Non-Durables – 5.5%
30,600	Constellation Brands, Inc.*	720,324
41,800	PepsiCo, Inc.	2,469,544
94,200	Procter & Gamble Co.	5,274,258

		8,464,126

Consumer Services – 4.7%
39,700	eBay, Inc.*	1,572,120
19,700	Harrah’s Entertainment, Inc.	1,191,456
45,300	Starwood Hotels & Resorts Worldwide, Inc.	2,646,879
36,900	Yum! Brands, Inc.	1,877,103

		7,287,558

Distribution Services – 2.2%
16,400	McKesson Corp.	745,052
39,600	W.W. Grainger, Inc.	2,652,408

		3,397,460

Electronic Technology – 19.3%
54,200	Boeing Co.	3,503,488
274,700	Cisco Systems, Inc.*	4,793,515
117,500	Dell, Inc.*	3,745,900
237,300	EMC Corp.*	3,312,708
72,800	Intel Corp.	1,710,800
61,800	Jabil Circuit, Inc.*	1,844,730
39,100	L-3 Communications Holdings, Inc.	3,042,762
126,400	Motorola, Inc.	2,801,024
42,700	QUALCOMM, Inc.	1,697,752
26,400	Rockwell Collins, Inc.	1,209,648
74,000	Texas Instruments, Inc.	2,112,700

		29,775,027

Finance – 7.9%
69,300	American Express Co.	3,449,061
13,860	Ameriprise Financial, Inc.	515,869
31,300	Franklin Resources, Inc.	2,765,981
24,600	T. Rowe Price Group, Inc.	1,611,792
74,600	U.S. Bancorp	2,206,668
26,800	Wells Fargo & Co.	1,613,360

		12,162,731

Health Services – 8.3%
58,500	Caremark Rx, Inc.*	3,065,400
38,800	Quest Diagnostics, Inc.	1,812,348
83,500	UnitedHealth Group, Inc.	4,833,815

Shares	Description	Value
Common Stocks – (continued)
Health Services – (continued)
40,800	WellPoint, Inc.*	$ 3,046,944

		12,758,507

Health Technology – 14.5%
32,700	Abbott Laboratories	1,407,735
44,700	Becton, Dickinson & Co.	2,268,525
33,600	Biotech HOLDRs Trust	6,492,528
34,600	C. R. Bard, Inc.	2,158,348
75,400	Johnson & Johnson	4,721,548
26,100	Medtronic, Inc.	1,478,826
57,000	Stryker Corp.	2,340,990
34,800	Wyeth	1,550,688

		22,419,188

Industrial Services – 3.5%
59,400	Baker Hughes, Inc.	3,264,624
38,900	Diamond Offshore Drilling, Inc.	2,196,294

		5,460,918

Non-Energy Minerals – 1.4%
17,800	Phelps Dodge Corp.	2,144,366

Process Industries – 0.8%
27,800	The Dow Chemical Co.	1,274,908

Producer Manufacturing – 4.7%
60,000	Danaher Corp.	3,126,000
123,000	General Electric Co.	4,170,930

		7,296,930

Retail Trade – 4.6%
51,500	Home Depot, Inc.	2,113,560
24,300	Lowe’s Companies, Inc.	1,476,711
49,600	Nordstrom, Inc.	1,718,640
38,200	Wal-Mart Stores, Inc.	1,807,242

		7,116,153

Technology Services – 14.2%
101,800	Adobe Systems, Inc.*	3,283,050
83,300	Akamai Technologies, Inc.*	1,444,422
6,300	Google, Inc.*	2,344,482
27,300	International Business Machines Corp.	2,235,324
294,800	Microsoft Corp.	7,576,360
32,700	Salesforce.com, Inc.*	817,173
64,800	VeriSign, Inc.*	1,531,224
71,100	Yahoo!, Inc.*	2,628,567

		21,860,602

TOTAL COMMON STOCKS
(Cost $131,182,626)		$154,944,920

TOTAL INVESTMENTS – 100.4%
(Cost $131,182,626)		$154,944,920
Liabilities in excess of other assets – (0.4)%		(559,032)

Net Assets – 100.0%		$154,385,888

*	Non-income producing security.

Investment Abbreviation:
HOLDRs	—HoldingCompany Depositary Receipts

The accompanying notes are an integral part of these financial statements.	7

COMMERCE GROWTH FUND

Statement of Investments (continued)

October 31, 2005

PORTFOLIO COMPOSITION AS OF 10/31/05

Industry Allocation

Electronic Technology	19.2%
Health Technology	14.5
Technology Services	14.1
Health Services	8.2
Finance	7.9
Consumer Non-Durables	5.5
Producer Manufacturing	4.7
Consumer Services	4.7
Retail Trade	4.6
Commercial Services	4.1
Industrial Services	3.5
Consumer Durables	2.7
Distribution Services	2.2
Communications	1.9
Non-Energy Minerals	1.4
Process Industries	0.8

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

The Fund is actively managed and, as such its composition may differ over time.

8	The accompanying notes are an integral part of these financial statements.

COMMERCE VALUE FUND

Value Fund Overview

We present you with the annual report for the Commerce Value Fund for the one-year period ended October 31, 2005.

A conversation with the Equity Strategy Team of the Value Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2005, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 11.26% and 10.97%, respectively. These returns were slightly under the 11.86% cumulative total return of the Russell 1000 Value Index.

Q: What were the material factors that affected the Fund’s performance relative to the Russell 1000 Value Index during the reporting period?

A: The strongest sectors for the Fund were health services and electronic technology. The energy sector was also a strong performer, up over 30% and the Fund’s holdings were up over 25%. Communications stocks continued to lag the market along with consumer services companies. Although these sectors detracted from overall Fund performance, the adjustment for Fund fees was the major factor causing the Fund to slightly under perform its benchmark.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: No significant changes were made to the management process of the Fund over the last year. Our philosophy continues to be to maintain a well-diversified portfolio of over 120 stocks, which helps minimize the individual stock risk. The Fund continues to maintain modest relative sector overweight and underweight positions versus its benchmark, the Russell 1000 Value Index. Both of the above factors helped the Fund perform close to the benchmark during the past year.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: The Fund maintained an equal weight position in the energy and utilities sectors over the past year. As these were the two top performing sectors, this helped the absolute return of the Fund’s portfolio over the year. The Fund enjoyed strong returns from Burlington Resources*, Valero Energy*, Sunoco Inc.*, Exelon Corporation* and TXU Corporation*. The Fund’s security selection in the health services sector and the electronic technology sector also were both very strong. Companies such as Cigna*, Aetna Inc.*, Hewlett-Packard* and Apple Computer* provided strong returns to the Fund in these sectors.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: Security selection in the producer manufacturing and consumer services sectors along with an underweight in the consumer non-durables sector proved to be a drag on Fund performance over the last fiscal year. Examples of those stocks that detracted from performance were Masco Corp*, Eaton Corp*, Deere & Company*, Viacom* and Hilton Hotels*.

*	The Fund may discontinue investing in these securities at any time.

COMMERCE VALUE FUND

Performance Summary

October 31, 2005

The following is performance information for the Commerce Value Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2005

Average Annual Total Return through October 31, 2005	Since Inception	Five Years	One Year
Institutional Shares (commenced March 3, 1997)(a)	5.48%	1.99%	11.26%
Service Shares (commenced March 3, 1997)(a)
Excluding sales charges	5.22%	1.73%	10.97%
Including sales charges (maximum sales charge 3.50%)	4.79%	1.01%	7.11%
Russell 1000 Value Index (as of March 3, 1997)(b)	8.85%	4.70%	11.86%

Value Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested March 3, 1997 to October 31, 2005.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE VALUE FUND

Statement of Investments

October 31, 2005

Shares	Description	Value
Common Stocks – 96.1%
Communications – 6.0%
44,150	AT&T Corp.	$ 873,287
43,200	BellSouth Corp.	1,124,064
14,400	CenturyTel, Inc.	471,312
34,000	SBC Communications, Inc.	810,900
61,250	Sprint Corp.	1,427,737
63,100	Verizon Communications, Inc.	1,988,281

		6,695,581

Consumer Durables – 1.1%
2,600	Black & Decker Corp.	213,538
53,000	Ford Motor Co.	440,960
5,900	Lennar Corp.	327,922
4,000	Ryland Group, Inc.	269,200

		1,251,620

Consumer Non-Durables – 4.0%
17,850	Altria Group, Inc.	1,339,642
8,400	Hormel Foods Corp.	267,120
11,100	Kellogg Co.	490,287
31,185	Procter & Gamble Co.	1,746,048
4,750	The Hershey Co.	269,943
7,300	V. F. Corp.	381,425

		4,494,465

Consumer Services – 3.4%
34,800	Hilton Hotels Corp.	676,860
14,000	Marriott International, Inc.	834,680
6,300	Starwood Hotels & Resorts Worldwide, Inc.	368,109
93,400	The ServiceMaster Co.	1,174,972
23,300	Viacom, Inc., Class B	721,601

		3,776,222

Distribution Services – 1.9%
22,700	Genuine Parts Co.	1,007,199
13,650	Hughes Supply, Inc.	456,593
15,800	McKesson Corp.	717,794

		2,181,586

Electronic Technology – 6.8%
5,200	Apple Computer, Inc.*	299,468
14,000	Comverse Technology, Inc.*	351,400
103,500	EMC Corp.*	1,444,860
7,200	General Dynamics Corp.	837,360
9,200	Harris Corp.	378,120
66,800	Hewlett-Packard Co.	1,873,072
3,300	L-3 Communications Holdings, Inc.	256,806
12,400	Lockheed Martin Corp.	750,944
8,100	NCR Corp.*	244,782
16,200	Northrop Grumman Corp.	869,130
32,400	Tellabs, Inc.*	309,744

		7,615,686

Energy Minerals – 12.9%
3,900	Burlington Resources, Inc.	281,658
57,400	ChevronTexaco Corp.	3,275,818

Shares	Description	Value
Common Stocks – (continued)
Energy Minerals – (continued)
26,400	ConocoPhillips	$ 1,726,032
4,200	Devon Energy Corp.	253,596
124,000	Exxon Mobil Corp.	6,961,360
5,350	Marathon Oil Corp.	321,856
10,000	Occidental Petroleum Corp.	788,800
5,600	Sunoco, Inc.	417,200
4,100	Valero Energy Corp.	431,484

		14,457,804

Finance – 33.1%
13,700	American International Group, Inc.	887,760
11,500	AmSouth Bancorp.	290,145
56,774	Bank of America Corp.	2,483,295
21,300	CIT Group, Inc.	974,049
42,000	Citigroup, Inc.	1,922,760
8,700	Comerica, Inc.	502,686
9,100	Countrywide Financial Corp.	289,107
4,400	Franklin Resources, Inc.	388,828
4,600	Golden West Financial Corp.	270,158
12,600	Hartford Financial Services Group, Inc.	1,004,850
43,600	J.P. Morgan Chase & Co.	1,596,632
5,700	Jefferson-Pilot Corp.	312,816
14,900	Lehman Brothers Holdings, Inc.	1,783,083
62,500	Lincoln National Corp.	3,163,125
3,350	M&T Bank Corp.	360,393
11,600	Marshall & Ilsley Corp.	498,336
51,100	Merrill Lynch & Co., Inc.	3,308,214
21,000	MetLife, Inc.	1,037,610
54,500	Morgan Stanley & Co., Inc.	2,965,345
11,150	Nationwide Financial Services, Inc.	450,348
8,600	Plum Creek Timber Co., Inc.	334,540
8,600	Prudential Financial, Inc.	625,994
9,100	Ryder System, Inc.	360,997
34,400	Sovereign Bancorp, Inc.	742,008
16,800	The Allstate Corp.	886,872
22,500	The Bear Stearns Cos., Inc.	2,380,500
6,700	The St. Paul Travelers Cos., Inc.	301,701
10,000	Thornburg Mortgage, Inc.	253,500
16,500	Trustmark Corp.	462,660
63,045	U.S. Bancorp	1,864,871
10,850	Wachovia Corp.	548,142
20,500	Washington Mutual, Inc.	811,800
40,700	Wells Fargo & Co.	2,450,140
9,600	Zions Bancorp.	705,312

		37,218,577

Health Services – 2.9%
8,000	Aetna, Inc.	708,480
16,000	Caremark Rx, Inc.*	838,400
4,000	CIGNA Corp.	463,480
12,500	HCA, Inc.	602,375
8,800	WellPoint, Inc.*	657,184

		3,269,919

The accompanying notes are an integral part of these financial statements.	11

COMMERCE VALUE FUND

Statement of Investments (continued)

October 31, 2005

Shares	Description	Value
Common Stocks – (continued)
Health Technology – 4.6%
12,900	Bristol-Myers Squibb Co.	$ 273,093
44,550	Merck & Co., Inc.	1,257,201
13,800	PerkinElmer, Inc.	304,566
151,500	Pfizer, Inc.	3,293,610

		5,128,470

Industrial Services – 2.0%
37,900	Allied Waste Industries, Inc.*	308,506
8,500	Cooper Cameron Corp.*	626,705
7,400	Diamond Offshore Drilling, Inc.	417,804
33,900	Pride International, Inc.*	951,573

		2,304,588

Non-Energy Minerals – 0.9%
4,150	Nucor Corp.	248,378
4,150	Phelps Dodge Corp.	499,950
12,600	Worthington Industries, Inc.	253,512

		1,001,840

Process Industries – 1.7%
7,200	Air Products & Chemicals, Inc.	412,128
13,600	E. I. du Pont de Nemours and Co.	566,984
2,800	Monsanto Co.	176,428
3,700	Praxair, Inc.	182,817
12,350	The Dow Chemical Co.	566,371

		1,904,728

Producer Manufacturing – 6.2%
6,100	AMETEK, Inc.	248,453
7,400	Deere & Co.	449,032
7,400	Eaton Corp.	435,342
115,500	General Electric Co.	3,916,605
7,500	Honeywell International, Inc.	256,500
9,400	Illinois Tool Works, Inc.	796,744
24,650	Masco Corp.	702,525
2,450	Parker Hannifin Corp.	153,566

		6,958,767

Retail Trade – 1.5%
9,200	AutoNation, Inc.*	182,896
13,100	Claire’s Stores, Inc.	341,255
12,200	Nordstrom, Inc.	422,730
40,000	The Kroger Co.*	796,000

		1,742,881

Shares	Description	Value
Common Stocks – (continued)
Technology Services – 3.9%
69,300	BMC Software, Inc.*	$ 1,357,587
74,100	Computer Associates International, Inc.	2,072,577
12,750	Electronic Data Systems Corp.	297,203
13,000	Microsoft Corp.	334,100
22,600	Oracle Corp.*	286,568

		4,348,035

Utilities – 3.2%
18,150	Entergy Corp.	1,283,568
6,300	Exelon Corp.	327,789
10,600	FirstEnergy Corp.	503,500
9,300	PG&E Corp.	338,334
31,500	The Southern Co.	1,102,185

		3,555,376

TOTAL COMMON STOCKS
(Cost $94,389,704)		$107,906,145

Exchange Traded Fund – 3.6%
60,000	iShares Russell 1000 Value Index Fund	$ 4,009,800
(Cost $4,076,941)

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement(a) – 0.4%
State Street Bank & Trust Co.
$453,000	3.42%	11/01/2005	$ 453,000
Maturity Value: $453,043
(Cost $453,000)

TOTAL INVESTMENTS – 100.1%
(Cost $98,919,645)			$112,368,945
Liabilities in excess of other assets – (0.1)%			(129,018)

Net Assets – 100.0%			$112,239,927

*	Non-income producing security.
(a)	Repurchase agreement was entered into on October 31, 2005. This agreement was fully collateralized by $370,000 U.S. Treasury Bond, 6.75% due 08/15/2026 with a market value of $467,148.

12	The accompanying notes are an integral part of these financial statements.

COMMERCE VALUE FUND

PORTFOLIO COMPOSITION AS OF 10/31/05

Industry Allocation

Finance	33.1%
Energy Minerals	12.8
Electronic Technology	6.7
Producer Manufacturing	6.2
Communications	6.0
Health Technology	4.6
Consumer Non-Durables	4.0
Technology Services	3.9
Exchange Traded Fund	3.6
Consumer Services	3.3
Utilities	3.2
Health Services	2.9
Industrial Services	2.1
Distribution Services	1.9
Process Industries	1.7
Retail Trade	1.6
Consumer Durables	1.1
Non-Energy Minerals	0.9
Short-Term Obligation	0.4

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

The Fund is actively managed and, as such its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	13

COMMERCE MIDCAP GROWTH FUND

MidCap Growth Fund Overview

We present you with the annual report for the Commerce MidCap Growth Fund for the one-year period ended October 31, 2005.

A conversation with the Equity Strategy Team of the MidCap Growth Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2005, the Fund’s Institutional and Service shares generated cumulative returns, without sales charges, of 15.09% and 14.78%, respectively. These returns compare to the 15.91% cumulative total return of the Russell MidCap Growth Index.

Q: What were the material factors that affected the Fund’s performance relative to the Russell MidCap Growth Index during the reporting period?

A: The overall performance of the Fund was slightly below that of the benchmark index. Strong stock selection came from multiple sectors, including consumer services, commercial services and both technology services and electronic technology. Stock selection in health technology detracted from those gains. For the majority of the second half of the year the Fund’s underweight position in the energy minerals sector, which represented close to a 5% weighting in the Russell MidCap Growth Index, also detracted from results. Although these sectors detracted from overall fund performance, the adjustment for Fund fees was the major factor causing the Fund to under perform its benchmark.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: One of the major shifts was to increase exposure in both electronic technology and technology services starting at the beginning of the fiscal year. The combined weighting of those two sectors during the fiscal year increased from 25% to 35% by the end the reporting period. Another change throughout the year was to trim consumer discretionary exposure, mainly coming from the retail sector. Exposure in this sector declined from around 7% of the Fund to slightly above 2%.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: The Fund significantly increased its in technology exposure, which added to results. Strong relative technology performers include Autodesk*, NVIDIA*, MEMC Electronics*, and Harris Corp*. The Fund maintained its slight overweight exposure to the industrial services segment, which is concentrated in commodity sensitive oil services companies. Stand out performers were Baker Hughes* and Pride International*. The Fund’s overweight position in commercial services was also additive to Fund performance. Companies such as Robert Half International* and Moody’s Corp* posted trailing 12 month returns of over 35%.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: The Fund held an underweight exposure to energy minerals, which benefited from rising oil and natural gas prices. However, the Fund initiated opportunistic positions in this sector near the end of the fiscal year. Although the Fund held an Index weight position in the health technology sector, poor stock selection detracted from returns.

*	The Fund may discontinue investing in these securities at any time.

COMMERCE MIDCAP GROWTH FUND

Performance Summary

October 31, 2005

The following is performance information for the Commerce MidCap Growth Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2005

Average Annual Total Return through October 31, 2005	Since Inception	Ten Years	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)	8.34%	5.46%	-5.74%	15.09%
Service Shares (commenced January 2, 1997)(a)
Excluding sales charges	4.04%	n/a	-5.98%	14.78%
Including sales charges (maximum sales charge 3.50%)	3.62%	n/a	-6.65%	10.75%
Russell MidCap Growth Index (as of December 12, 1994)(b)	10.89%	9.05%	-3.71%	15.91%

MidCap Growth Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 12, 1994 to October 31, 2005.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE MIDCAP GROWTH FUND

Statement of Investments

October 31, 2005

Shares	Description	Value
Common Stocks – 97.2%
Commercial Services – 9.0%
14,470	Corporate Executive Board Co.	$ 1,195,801
27,640	Equifax, Inc.	952,751
33,685	Harte-Hanks, Inc.	862,336
32,647	Interpublic Group of Cos., Inc.*	337,243
46,678	Moody’s Corp.	2,486,070
27,920	Robert Half International, Inc.	1,029,690

		6,863,891

Communications – 1.3%
23,200	Alamosa Holdings, Inc.*	343,360
8,945	Telephone & Data Systems, Inc.	338,300
8,945	Telephone & Data Systems, Inc. Special Shares	323,362

		1,005,022

Consumer Durables – 2.1%
13,260	Black & Decker Corp.	1,089,044
8,835	Lennar Corp.	491,049

		1,580,093

Consumer Non-Durables – 2.3%
12,080	Church & Dwight Co., Inc.	423,404
41,510	Coach, Inc.*	1,335,792

		1,759,196

Consumer Services – 8.1%
18,340	GTECH Holdings Corp.	583,946
88,910	Hilton Hotels Corp.	1,729,299
19,345	Marriott International, Inc.	1,153,349
17,175	Starwood Hotels & Resorts Worldwide, Inc.	1,003,535
135,965	The ServiceMaster Co.	1,710,440

		6,180,569

Distribution Services – 1.6%
26,770	McKesson Corp.	1,216,161

Electronic Technology – 19.5%
9,615	Alliant Techsystems, Inc.*	675,165
12,070	Apple Computer, Inc.*	695,111
26,800	Comverse Technology, Inc.*	672,680
10,290	Harris Corp.	422,919
25,820	KLA-Tencor Corp.	1,195,208
12,646	L-3 Communications Holdings, Inc.	984,112
27,410	Linear Technology Corp.	910,286
11,125	MEMC Electronic Materials, Inc.*	199,583
65,450	Microchip Technology, Inc.	1,974,627
37,535	National Semiconductor Corp.	849,417
45,270	NCR Corp.*	1,368,059
67,895	Network Appliance, Inc.*	1,857,607
19,300	NVIDIA Corp.*	647,515
35,640	Polycom, Inc.*	545,292
29,165	Rockwell Collins, Inc.	1,336,340
20,192	Thermo Electron Corp.*	609,597

		14,943,518

Shares	Description	Value
Common Stocks – (continued)
Energy Minerals – 3.0%
14,970	CONSOL Energy, Inc.	$ 911,673
15,150	EOG Resources, Inc.	1,026,867
4,990	Sunoco, Inc.	371,755

		2,310,295

Finance – 6.7%
1,595	Chicago Merchantile Exchange Holdings, Inc.	582,414
60,295	Eaton Vance Corp.	1,500,743
24,628	Federated Investors, Inc., Class B	862,226
28,855	T. Rowe Price Group, Inc.	1,890,580
4,570	The St. Joe Co.	301,391

		5,137,354

Health Services – 5.8%
9,465	Coventry Health Care, Inc.*	511,015
10,000	Express Scripts, Inc.*	754,100
8,130	Humana, Inc.*	360,891
28,340	IMS Health, Inc.	658,338
7,620	Quest Diagnostics, Inc.	355,930
24,246	Stericycle, Inc.*	1,395,600
5,789	WellPoint, Inc.*	432,323

		4,468,197

Health Technology – 9.2%
8,070	Allergan, Inc.	720,651
11,350	Biomet, Inc.	395,321
34,980	C. R. Bard, Inc.	2,182,052
30,900	Cephalon, Inc.*	1,408,731
12,120	IDEXX Laboratories, Inc.*	849,976
6,768	Invitrogen Corp.*	430,377
23,529	Varian Medical Systems, Inc.*	1,071,981

		7,059,089

Industrial Services – 5.4%
20,310	Baker Hughes, Inc.	1,116,237
8,470	Diamond Offshore Drilling, Inc.	478,216
21,113	Jacobs Engineering Group, Inc.*	1,345,954
41,295	Pride International, Inc.*	1,159,151

		4,099,558

Non-Energy Minerals – 1.0%
15,430	Freeport-McMoRan Copper & Gold, Inc.	762,550

Process Industries – 2.5%
5,792	Ecolab, Inc.	191,599
14,515	Pactiv Corp.*	285,946
14,950	Praxair, Inc.	738,679
10,618	Sigma-Aldrich Corp.	676,367

		1,892,591

Producer Manufacturing – 2.3%
37,170	Graco, Inc.	1,273,816
4,679	ITT Industries, Inc.	475,386

		1,749,202

16	The accompanying notes are an integral part of these financial statements.

COMMERCE MIDCAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)
Retail Trade – 2.4%
15,500	American Eagle Outfitters, Inc.	$ 365,025
25,160	Nordstrom, Inc.	871,794
14,575	Williams-Sonoma, Inc.*	570,028

		1,806,847

Technology Services – 15.0%
68,915	Adobe Systems, Inc.*	2,222,509
48,715	Akamai Technologies, Inc.*	844,718
38,800	Autodesk, Inc.	1,751,044
165,540	BEA Systems, Inc.*	1,460,063
26,164	Citrix Systems, Inc.*	721,341
7,970	Cognizant Technology Solutions Corp.*	350,521
45,760	Paychex, Inc.	1,773,657
57,230	Salesforce.com, Inc.*	1,430,178
39,855	VeriSign, Inc.*	941,774

		11,495,805

TOTAL COMMON STOCKS
(Cost $67,098,373)		$74,329,938

Exchange Traded Fund – 2.5%
22,270	iShares Russell Midcap Growth Index Fund	$ 1,968,668
(Cost $1,866,078)

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement(a) – 0.6%
State Street Bank & Trust Co.
$450,000	3.42%	11/01/2005	$ 450,000
Maturity Value: $450,043
(Cost $450,000)

TOTAL INVESTMENTS – 100.3%
(Cost $69,414,451)			$76,748,606
Liabilities in excess of other assets – (0.3)%			(262,033)

Net Assets – 100.0%			$76,486,573

*	Non-income producing security.
(a)	Repurchase agreement was entered into on October 31, 2005. This agreement was fully collateralized by $365,000 U.S Treasury Bond, 6.75%, due 08/15/2026 with a market value of $460,835.

PORTFOLIO COMPOSITION AS OF 10/31/05

Industry Allocation

Electronic Technology	19.5%
Technology Services	15.0
Health Technology	9.2
Commercial Services	8.9
Consumer Services	8.0
Finance	6.7
Health Services	5.8
Industrial Services	5.3
Energy Minerals	3.0
Exchange Traded Mutual Fund	2.6
Process Industries	2.5
Retail Trade	2.4
Consumer Non-Durables	2.3
Producer Manufacturing	2.3
Consumer Durables	2.0
Distribution Services	1.6
Communications	1.3
Non-Energy Minerals	1.0
Short-Term Obligation	0.6

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

The Fund is actively managed and, as such its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	17

COMMERCE INTERNATIONAL EQUITY FUND

International Equity Fund Overview

We present you with the annual report for the Commerce International Equity Fund for the one-year period ended October 31, 2005.

A conversation with Barbara Turley, Product Manager of the International Equity Fund. The International Equity Fund is sub-advised by AllianceBernsteinsm, a service mark of Alliance Capital Management L.P.

Q: How did the Fund perform over the review period?

A: Over the one-year period ending October 31, 2005, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 15.26% and 14.98%, respectively. These returns compare to the 18.59% cumulative total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”).

Q: What were the material factors that affected the Fund’s performance relative to the MSCI EAFE Index during the reporting period?

A: The portfolio’s under performance was largely due to its underweight positions in the two sectors riding the current cyclical upsurge in commodity prices - namely the energy and materials sectors. Stock selection also detracted from performance. Although these factors negatively affected overall Fund performance, the adjustment for Fund fees was also a contributing factor to the Fund to underperforming its benchmark.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: Alliance Bernstein became the sub-adviser to the Fund in September 2005. There have been several changes as a result. Alliance has a disciplined process for rebalancing the portfolio that trades off the risk-reduction benefits with the costs of rebalancing. As a result, the Fund is now more diversified and holds about 170 issues, more than double the number of stocks held previously. In addition, emerging markets represent more than 9% of the Fund, also more than double the previous weighting.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: A number of stocks contributed to performance during the reporting period. The portfolio’s oil stocks, including ENI*, Statoil of Norway* and PetroChina Co.*, benefited from rising oil prices, although the positive effects were limited by the Fund’s underweight position in the sector. Strong stock selection within the technology sector also helped performance. Korea’s Samsung Electronics* was a notable contributor, amid firm demand for flash memory chips. Roche Holdings*, the world’s largest maker of cancer drugs, gained on the news that it had received approval from the European Union health advisory panel for its Tarceva (lung cancer) and Bonviva (osteoporosis) medications, each of which have potential annual sales of more than $1 billion. Shares in Nestle* rose on strong first-half earnings due to increased sales and higher margins. Tobacco stocks also aided the Fund’s performance, including Japan Tobacco Inc.* and British American Tobacco*. In the property sector, Hong Kong companies with real estate exposure were strong performers. Swire Pacific Ltd.* gained as Hong Kong’s stronger economic conditions and easier long-term interest rates bolstered demand for property. Cheung Kong Holdings Ltd.* and Sun Hung Kai Properties Ltd.*, two of the territory’s largest real estate companies, also performed well.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: Aside from the underweight positions in energy and materials, other areas detracted from performance. Telecom stocks were weak after strong performance in late 2004 amid concern that profit margin growth rates could slow due to intense competition and that sufficient cash may not be returned to shareholders. France Telecom*, Spain’s Telefonica*, and Telecom Italia* all declined in this environment. Vodafone Group*, the world’s largest mobile phone company, struggled on difficulties in Japan, its largest market. Royal Bank of Scotland* was hurt by concerns about its plans for a strategic stake in Bank of China*, as well as the quality of credit card debt. Retailers also suffered from reduced consumer spending resulting from the increase in the price of oil.

*	The Fund may discontinue investing in these securities at any time.

COMMERCE INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2005

The following is performance information for the Commerce International Equity Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2005

Average Annual Total Return through October 31, 2005	Since Inception	Ten Years	Five Years		One Year
Institutional Shares (commenced December 12, 1994)(a)	4.10%	4.09%		-1.05%	15.26%
Service Shares (commenced January 2, 1997)(a)
Excluding sales charges	2.33%	n/a	-	1.33%	14.98%
Including sales charges (maximum sales charge 3.50%)	1.91%	n/a	-	2.04%	10.95%
MSCI EAFE Index (as of January 1, 1995)(b)	6.06%	6.14%		3.42%	18.59%

International Equity Fund Institutional Shares Performance

Performance of a $10,000 Investment, Distributions Reinvested January 1, 1995(c) to October 31, 2005.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 21 developed markets outside of North America, in Europe, Australasia and the Far East. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund’s inception.

COMMERCE INTERNATIONAL EQUITY FUND

Statement of Investments

October 31, 2005

Shares	Description	Value
Common Stocks – 97.5%
Australian Dollar – 2.0%
42,352	Aristocrat Leisure Ltd. (Hotels Restaurant & Leisure)	$ 367,674
8,600	BlueScope Steel Ltd. (Metals & Mining)	54,468
26,700	Promina Group Ltd. (Insurance)	96,630
23,454	QBE Insurance Group Ltd. (Insurance)	312,172
35,580	Rinker Group Ltd. (Construction Materials)	400,670
3,300	Voestalpine AG (Metals & Mining)	274,825

		1,506,439

Brazilian Real – 1.1%
4,050	Braskem SA (Chemicals)	68,850
6,800	Gerdau SA (Metals & Mining)	92,276
8,100	Petroleo Brasileiro SA ADR (Oil, Gas & Consumable Fuels)	517,590
2,000	Unibanco – Uniao de Bancos Brasileiros SA (Commercial Banks)	104,600

		783,316

British Pound Sterling – 19.4%
51,124	Aviva PLC (Insurance)	603,565
124,591	BAE Systems PLC (Aerospace & Defense)	728,838
62,861	Barclays PLC (Commercial Banks)	623,078
37,126	BHP Billiton PLC (Metals & Mining)	545,746
44,500	BP PLC (Oil, Gas & Consumable Fuels)	491,493
19,538	British American Tobacco PLC (Tobacco)	429,857
39,285	Capita Group PLC (Commercial Services & Supplies)	271,184
47,925	Enterprise Inns PLC (Hotels Restaurant & Leisure)	661,228
125,140	Friends Provident PLC (Insurance)	390,390
22,940	GlaxoSmithKline PLC (Pharmaceuticals)	596,470
40,100	HBOS PLC (Commercial Banks)	592,303
23,600	Intercontinental Hotels Group PLC (Hotels Restaurant & Leisure)	294,910
71,900	International Power PLC* (Independent Power Producers)	295,250
80,000	J Sainsbury PLC (Food & Staples Retailing)	395,064
47,900	Lloyds TSB Group PLC (Commercial Banks)	391,697
33,669	Marks & Spencer Group PLC (Multiline Retail)	248,805
45,000	Mitchells & Butlers PLC (Hotels Restaurant & Leisure)	288,930
91,342	O2 PLC (Wireless Telecommunication Services)	332,647
19,094	Persimmon PLC (Household Durables)	291,325
20,960	Punch Taverns PLC (Hotels Restaurant & Leisure)	271,195

Shares	Description	Value
Common Stocks – (continued)
British Pound Sterling – (continued)
129,100	Royal & Sun Alliance Insurance Group (Insurance)	$ 219,938
28,063	Royal Bank of Scotland Group PLC (Commercial Banks)	776,862
17,400	Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	536,549
63,394	SABMiller PLC (Beverages)	1,196,130
40,613	Standard Chartered PLC (Commercial Banks)	852,556
20,900	Trinity Mirror PLC (Media)	220,108
188,000	Vodafone Group PLC (Wireless Telecommunication Services)	493,317
14,245	Wolseley PLC (Trading Companies & Distribution)	289,705
53,962	WPP Group PLC (Media)	530,095
16,287	Xstrata PLC (Metals & Mining)	372,746

		14,231,981

Canadian Dollar – 2.3%
13,100	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	535,602
5,400	EnCana Corp. (Oil, Gas & Consumable Fuels)	246,889
5,800	Nexen, Inc. (Oil, Gas & Consumable Fuels)	238,659
4,378	Petro-Canada (Oil, Gas & Consumable Fuels)	152,568
6,600	Teck Cominco Ltd. Class B (Metals & Mining)	278,059
7,300	Telus Corp. (Diversified Telecommunication)	273,866

		1,725,643

Egyptian Pound – 0.2%
3,168	Orascom Telecom Holding SAE (Wireless Telecommunication Services)	155,390

Euro – 28.5%
Belgium – 0.6%
3,300	Delhaize Group (Food & Staples Retailing)	191,416
3,200	KBC Groep NV (Commercial Banks)	260,783

		452,199

Finland – 0.4%
19,100	Sampo Oyj (Insurance)	292,997

France – 11.9%
29,800	Arcelor (Metals & Mining)	707,491
5,600	Assurances Generales de France* (Insurance)	533,215
11,881	BNP Paribas SA (Commercial Banks)	900,603
16,482	Cap Gemini SA* (IT Services)	605,425
15,670	Credit Agricole SA (Commercial Banks)	459,164
12,140	European Aeronautic Defence and Space Co. (Aerospace & Defense)	420,472
6,521	France Telecom SA (Diversified Telecommunication)	169,431

20	The accompanying notes are an integral part of these financial statements.

COMMERCE INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
9,200	Renault SA (Automobiles)	$ 796,610
13,944	Sanofi-Aventis (Pharmaceuticals)	1,116,307
4,800	Societe Generale (Commercial Banks)	547,931
7,969	Total SA (Oil, Gas & Consumable Fuels)	1,999,864
5,944	Vinci SA (Construction & Engineering)	464,458

		8,720,971

Germany – 3.8%
8,400	Continental AG (Auto Components)	642,273
6,506	E.ON AG (Electric Utilities)	589,462
7,900	MAN AG* (Machinery)	366,686
5,000	MunichRe AG (Insurance)	587,241
2,744	SAP AG (Software)	469,276
6,500	TUI AG* (Hotels Restaurant & Leisure)	126,343

		2,781,281

Greece – 0.6%
6,534	EFG Eurobank Ergasias (Commercial Banks)	196,237
7,744	Greek Organisation of Football Prognastics SA (Hotels Restaurant & Leisure)	223,296

		419,533

Ireland – 2.3%
26,280	Allied Irish Banks PLC (Commercial Banks)	550,537
33,167	Anglo Irish Bank Corp. PLC (Commercial Banks)	452,344
26,039	CRH PLC (Construction Materials)	650,654

		1,653,535

Italy – 3.1%
12,000	Buzzi Unicem SPA (Construction Materials)	168,406
62,637	ENI SPA (Oil, Gas & Consumable Fuels)	1,678,506
19,104	Luxottica Group SPA (Textiles & Apparel)	462,254

		2,309,166

Netherlands – 2.8%
5,842	ABN AMRO Holding NV (Commercial Banks)	138,137
55,909	ING Groep NV (Diversified Financial Services)	1,611,450
10,930	Koninklijke (Royal) Philips Electronics NV (Household Durables)	285,559

		2,035,146

Norway – 0.4%
3,295	Norsk Hydro ASA (Oil, Gas & Consumable Fuels)	329,634

Shares	Description	Value
Common Stocks – (continued)
Spain – 2.1%
55,757	Banco Bilbao Vizcaya Argentaria SA (Commercial Banks)	$ 982,951
18,000	Repsol YPF SA (Oil, Gas & Consumable Fuels)	535,851

		1,518,802

Sweden – 0.5%
118,850	Telefonaktiebolaget LM Ericsson (Communications Equipment)	388,067

Total Euro		20,901,331

Hong Kong Dollar – 2.5%
192,000	China Petroleum & Chemical Corp. (Oil, Gas & Consumable Fuels)	76,779
325,000	China Shenhua Energy Co. Ltd.* (Oil, Gas & Consumable Fuels)	356,355
114,500	Esprit Holdings Ltd. (Specialty Retail)	811,622
35,500	Kerry Properties Ltd. (Real Estate)	88,612
232,000	Li & Fung Ltd. (Distributors)	495,298

		1,828,666

Indian Rupee – 0.1%
2,097	ICICI Bank Ltd. ADR (Commercial Banks)	49,594

Israeli Shekel – 0.1%
21,300	United Mizrahi Bank Ltd.* (Commercial Banks)	108,221

Japanese Yen – 23.9%
5,000	Aeon Credit Service Co. Ltd. (Consumer Finance)	390,430
13,700	Canon, Inc. (Office Electronics)	714,363
13,400	Circle K Sunkus Co. Ltd. (Food & Staples Retailing)	306,194
24,400	Denso Corp. (Auto Components)	689,597
38,000	Hitachi Ltd. (Electronic Equipment & Instruments)	232,094
13,200	Honda Motor Co. Ltd. (Automobiles)	718,907
29,500	Hoya Corp.* (Electronic Equipment & Instruments)	1,023,142
51,000	Itochu Corp. (Trading Companies & Distribution)	346,981
39	Japan Tobacco, Inc. (Tobacco)	616,442
18,900	JFE Holdings, Inc. (Metals & Mining)	582,862
1,500	Keyence Corp. (Electronic Equipment & Instruments)	343,270
119,000	Kobe Steel Ltd. (Metals & Mining)	348,587
60,000	Mitsubishi Corp. (Trading Companies & Distribution)	1,159,694
66	Mitsubishi Tokyo Financial Group, Inc. (Commercial Banks)	822,094
63,000	Mitsui & Co. Ltd. (Trading Companies & Distribution)	770,114
50,000	Mitsui Chemicals, Inc. (Chemicals)	298,514

The accompanying notes are an integral part of these financial statements.	21

COMMERCE INTERNATIONAL EQUITY FUND

Statement of Investments (continued)

October 31, 2005

Shares	Description	Value
Common Stocks – (continued)
Japanese Yen – (continued)
40,000	Mitsui OSK Lines Ltd. (Marine)	$ 280,388
42,000	Nippon Mining Holdings, Inc. (Oil, Gas & Consumable Fuels)	307,757
34,900	Nissan Motor Co. Ltd. (Automobiles)	362,161
11,300	Nitto Denko Corp. (Chemicals)	680,466
24,200	Nomura Holdings, Inc. (Capital Markets)	367,127
3,900	ORIX Corp. (Consumer Finance)	725,994
3,700	Sanyo Shinpan Finance Co. Ltd. (Diversified Financial Services)	267,623
2,300	Shimamura Co. Ltd. (Specialty Retail)	293,995
20,900	Sumitomo Electric Industries Ltd. (Electronic Equipment & Instruments)	273,257
50,000	Sumitomo Heavy Industries Ltd. (Machinery)	347,908
118,000	Sumitomo Metal Industries Ltd. (Metals & Mining)	405,463
175	Sumitomo Mitsui Financial Group (Commercial Banks)	1,608,539
29,000	Takashimaya Co. Ltd. (Multiline Retail)	387,132
5,300	Takeda Chemical Industries Ltd. (Pharmaceuticals)	289,563
15,600	Tokyo Electric Power Co. Inc. (Electric Utilities)	386,616
83,000	Tokyo Gas Co. Ltd. (Gas Utilities)	325,127
7,900	Toyota Motor Corp. (Automobiles)	360,356
5,800	Yamada Denki Co. Ltd. (Specialty Retail)	506,709

		17,539,466

Korean Won – 1.5%
2,000	Honam Petrochemical Corp. (Chemicals)	96,552
1,150	Hyundai Mobis (Auto Components)	91,427
1,800	Hyundai Motor Co. (Automobiles)	132,069
6,380	Industrial Bank Of Korea (Commercial Banks)	75,778
5,080	Kookmin Bank (Commercial Banks)	278,816
811	POSCO (Metals & Mining)	164,297
245	Samsung Electronics Co. Ltd. (Semiconductor Equipment & Products)	129,540
5,150	Shinhan Financial Group Co. Ltd. (Commercial Banks)	171,667

		1,140,146

Mexican Peso – 1.6%
23,500	America Movil SA de CV (Wireless Telecommunication Services)	616,875
5,000	Grupo Televisa SA (Media)	365,500
40,500	Wal-Mart de Mexico SA de CV (Food & Staples Retailing)	197,140

		1,179,515

Shares	Description	Value
Common Stocks – (continued)
Philippine Peso – 0.1%
3,000	Philippine Long Distance Telephone Co. (Diversified Telecommunication)	$ 91,792

Singapore Dollar – 1.1%
30,400	Flextronics International Ltd.* (Electronic Equipment & Instruments)	282,416
374,000	Singapore Telecommunications Ltd. (Diversified Telecommunication)	514,491

		796,907

South African Rand – 0.8%
5,900	ABSA Group Ltd. (Commercial Banks)	78,274
17,362	Naspers Ltd. (Media)	250,654
55,980	Sanlam Ltd. (Insurance)	103,056
4,360	Telkom SA Ltd. (Diversified Telecommunication)	82,377
3,744	Tiger Brands Ltd. (Food Products)	74,785

		589,146

Swiss Franc – 11.3%
5,400	Alcon, Inc. (HealthCare Equipment & Supplies)	717,660
17,101	Compagnie Financiere Richemont AG (Textiles & Apparel)	650,564
31,019	Credit Suisse Group (Capital Markets)	1,370,095
3,980	Nestle AG (Food Products)	1,185,342
2,996	Nobel Biocare Holding AG (HealthCare Equipment & Supplies)	690,705
22,185	Novartis AG (Pharmaceuticals)	1,193,260
8,452	Roche Holding AG (Pharmaceuticals)	1,262,539
5,440	Swiss Re* (Insurance)	367,280
10,037	UBS AG (Capital Markets)	852,407

		8,289,852

Taiwan Dollar – 0.6%
24,000	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment & Instruments)	103,721
122,000	Quanta Computer, Inc. (Computers & Peripherals)	168,356
104,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductor Equipment & Products)	161,185

		433,262

Thailand Baht – 0.4%
51,100	PTT Public Company Ltd. (Oil, Gas & Consumable Fuels)	263,144

TOTAL COMMON STOCKS
(Cost $67,300,547)		$71,613,811

22	The accompanying notes are an integral part of these financial statements.

COMMERCE INTERNATIONAL EQUITY FUND

Units	Description	Expiration Date	Value
Warrants* – 0.9%
Indian Rupee – 0.4%
Infosys Technologies Ltd. (IT Services)
1,395		08/28/2008	$ 319,176

Taiwan Dollar – 0.5%
Asustek Computer, Inc. (Computers & Peripherals)
53,000		03/17/2007	147,181
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductor Equipment & Products)
118,000		11/21/2005	235,292

			382,473

TOTAL WARRANTS
(Cost $726,364)			$ 701,649

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement(a) – 0.9%
State Street Bank & Trust Co.
$647,000	3.42	11/01/2005	$ 647,000
Maturity Value: $647,061
(Cost $647,000)

TOTAL INVESTMENTS – 99.3%
(Cost $68,673,911)			$72,962,460
Other assets in excess of liabilities – 0.7%			486,733

Net Assets – 100.0%			$73,449,193

*	Non-income producing security.
(a)	Repurchase agreement was entered into on October 31, 2005. This agreement was fully collateralized by $525,000 U.S. Treasury Bond, 6.75%, due 08/15/2026 with a market value of 662,845.

Investment Abbreviation:
ADR	—AmericanDepositary Receipt

As a % of Net Assets
Investment Industry Classifications†
Commercial Banks	14.8%
Oil, Gas & Consumable Fuels	11.3
Pharmaceuticals	6.1
Metals & Mining	5.2
Insurance	4.8
Capital Markets	3.5
Trading Companies & Distribution	3.5
Automobiles	3.2
Electronic Equipment & Instruments	3.1
Hotels Restaurant & Leisure	3.0
Diversified Financial Services	2.6
Specialty Retail	2.2
Wireless Telecommunication Services	2.2
Auto Components	2.0
HealthCare Equipment & Supplies	1.9
Media	1.9
Food Products	1.7
Construction Materials	1.7
Beverages	1.6
Aerospace & Defense	1.6
Chemicals	1.6
Diversified Telecommunication	1.5
Consumer Finance	1.5
Textiles & Apparel	1.5
Food & Staples Retailing	1.5
Tobacco	1.4
Electric Utilities	1.3
IT Services	1.3
Machinery	1.0
Office Electronics	1.0
Short Term Investments	0.9
Multiline Retail	0.9
Household Durables	0.8
Semiconductor Equipment & Products	0.7
Distributors	0.7
Software	0.6
Construction & Engineering	0.6
Communications Equipment	0.5
Gas Utilities	0.4
Computers & Peripherals	0.4
Independent Power Producers	0.4
Marine	0.4
Commercial Services & Supplies	0.4
Real Estate	0.1

TOTAL INVESTMENTS	99.3%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.	23

COMMERCE ASSET ALLOCATION FUND

Asset Allocation Fund Overview

We present you with the annual report for the Commerce Asset Allocation Fund for the one-year period ended October 31, 2005.

A conversation with the Investment Policy Team of the Asset Allocation Fund.

Q: How did the Fund perform over the review period?

A: The Fund performed very well for the year ended October 31, 2005. Over the one-year period ended October 31, 2005, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charge, of 8.56% and 8.23%, respectively. These returns compare to the 10.47%, 7.55% and 7.71% cumulative total returns, respectively, of the current benchmark, the Russell 1000 Index, the Asset Allocation Composite Index (current), consisting of 50% Russell 1000 Index/40% Lehman Aggregate Bond Index/10% Morgan Stanley Capital International Europe, Australasia and Far East Index “MSCI EAFE Index”, and the prior benchmark, the Asset Allocation Composite Index, consisting of 48% Russell 1000 Index/40% Lehman Aggregate Bond Index/12% Morgan Stanley Capital International Europe, Australasia and Far East Index “MSCI EAFE Index”.

Q: What were the material factors that affected the Fund’s performance relative to the Russell 1000 Index during the reporting period?

A: A major factor in the improved performance for the year was the consistent overweighting of the stock portion of the portfolio versus the benchmark. During the reporting period, we positioned the Fund with a 15% overweighting of the stock portion. This overweighting was applied to both large and mid cap sectors of the domestic stock market and both the developed and emerging markets portion of the non-U.S. markets. In addition, in order to help control Fund expenses, the investment adviser agreed to waive its advisory fee throughout the reporting period. However, even adjusted for waivers and reimbursements, the Fund was able to beat its benchmark for the reporting period.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: During the year, we did change component funds for the mid-cap value portion of the portfolio. Also, we moved to an overweight position in domestic stocks and international equity, which helped comparative performance. No other significant portfolio adjustments were made. That being said, the component portfolios within the fund and the relative weightings of each are subject to ongoing review by the Investment Policy Team.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: In terms of absolute return, the best performing components of the Fund were the emerging markets international, developed international, mid cap growth, and large cap value.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: The bond portion of the portfolio had the lowest absolute return. The Commerce International Equity Fund and the Commerce Growth Fund, underlying funds held by the Asset Allocation Fund, had better absolute returns but neither was able to beat its benchmark nor its Lipper peer group. Investment in the T. Rowe Price Mid-Cap Value Fund also had a somewhat negative effect on performance.

COMMERCE ASSET ALLOCATION FUND

Performance Summary

October 31, 2005

Following is performance information for the Commerce Asset Allocation Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding component (or underlying) Fund selection, asset allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2005

Average Annual Total Return through October 31, 2005	Since Inception	One Year
Institutional Shares (commenced September 27, 2002)(a)	9.87%	8.56%
Service Shares (commenced September 27, 2002)(a)
Excluding sales charges	9.60%	8.23%
Including sales charges (maximum sales charge 3.50%)	8.35%	4.45%
Russell 1000 Index (as of September 27, 2002)(b)	14.69%	10.47%
Asset Allocation Composite Index (current) (as of September 27, 2002)(c)	11.11%	7.55%
Asset Allocation Composite Index (prior) (as of September 27, 2002)(c)	11.25%	7.71%

Asset Allocation Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested September 27, 2002 to October 31, 2005.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Russell 1000 Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Asset Allocation Composite Index (“Composite Index”) is a hypothetical representation prepared by the Adviser of the performance of the Fund’s asset classes weighted according to their respective weightings in the Fund’s target range. The Composite Index (prior) was comprised of the Russell 1000 Index (48%), the Lehman Brothers Aggregate Bond Index (40%) and MSCI EAFE Index (12%). The weighting of the Index has been revised to more closely track the Fund’s investment strategy so that the Composite Index (current) is comprised of the Russell 1000 Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and MSCI EAFE Index (10%). The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The MSCI EAFE Index (unhedged) is an unmanaged market capitalization weighted composite of securities in 21 developed markets outside of North America, in Europe, Australia and the Far East. The Composite Index figures to not reflect any deduction for fees, taxes or expenses.”

COMMERCE ASSET ALLOCATION FUND

Statement of Investments

October 31, 2005

Shares	Description	Value
Mutual Funds (Institutional Shares) – 98.6%
Equity – 67.9%
153,759	Commerce Growth Fund(a) – 20.3%	$ 3,468,800
91,225	Commerce International Equity Fund(a) – 11.6%	1,988,702
31,578	Commerce MidCap Growth Fund(a) – 5.2%	898,408
168,000	Commerce Value Fund(a) – 24.5%	4,193,272
46,087	T. Rowe Price Mid-Cap Value Fund – 6.3%	1,071,980

		11,621,162

Fixed Income – 30.7%
289,845	Commerce Bond Fund(a) – 30.7%	5,251,993

TOTAL MUTUAL FUNDS (INSTITUTIONAL SHARES)
(Cost $15,878,588)		$16,873,155

Exchange Traded Fund – 3.2%
6,843	iShares MSCI Emerging Markets Index – 3.2%	$ 544,018
(Cost $459,467)

TOTAL INVESTMENTS – 101.8%
(Cost $16,338,055)		$17,417,173
Liabilities in excess of other assets – (1.8)%		(305,716)

Net Assets – 100.0%		$17,111,457

(a) Represents an affiliated issuer.

For information on the underlying Commerce mutual funds,
please call our toll free Shareholder Services Line at
1-800-995-6365 or visit us on the web at
www.commercefunds.com.

PORTFOLIO COMPOSITION AS OF 10/31/05

Sector Allocation

Commerce Bond Fund	30.2%
Commerce Value Fund	24.1
Commerce Growth Fund	19.8
Commerce International Equity Fund	11.4
T. Rowe Price Mid-Cap Value Fund	6.2
Commerce MidCap Growth Fund	5.2
iShares MSCI Emerging Markets Index	3.1

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

The Fund is actively managed and, as such its composition may differ over time.

26	The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

Bond Fund Overview

We present you with the annual report for the Commerce Bond Fund for the one-year period ended October 31, 2005.

A conversation with Scott Colbert, Portfolio Manager of the Bond Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period ended October 31, 2005, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 1.46% and 1.26%, respectively. These returns compare to the 1.13% cumulative total return of the Lehman Brothers Aggregate Bond Index.

Q: What were the material factors that affected the Fund’s performance relative to the Lehman Brothers Aggregate Bond Index during the reporting period?

A: The most important factor explaining the Fund’s out performance versus its benchmark during the fiscal year was the overweighting of securities with short- and long-term maturities, while underweighting the intermediate portion of the yield curve. This structure was maintained over the year to take advantage of the Treasury curve flattening, as the Federal Reserve (“the Fed”) continued to increase the Fed Funds rate. Even as short- to intermediate-term interest rates have been rising, the Fund’s duration was kept near neutral. Shorter duration assets, except for money market instruments, actually underperformed their longer-term counterparts over the reporting period.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: Several adjustments were made to the portfolio during the year. In particular, we have moved the Fund’s overall quality up over the year, allowing us to attempt to capitalize on potentially wider spreads next year. More generally, we lowered the Fund’s overall exposure to corporate bonds, as they became less attractive from a relative value perspective. Also, later in the year, we modestly reduced the concentration in long maturity bonds, as we believe the Fed’s current tightening cycle of raising rates will begin to slow down in 2006.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: Similar to last year, the Fund maintained its strategy of overweighting Federal Agency securities versus Treasuries, while also keeping the overweight positions in the asset-backed sector. These decisions enhanced the results over the year. The move to increase the overall average quality of the portfolio also added value, as the higher quality securities performed better than those of lower quality.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: While our interest rate exposure and yield curve positioning helped for most of the year, shorter maturity sectors have been the better performers more recently. We maintained an overweight position in the longer end of the yield curve and these holdings have been the primary driver of slightly lower relative performance over the last two months. As stated above, recently we lowered the Fund’s weighting in these long-maturity issues.

COMMERCE BOND FUND

Performance Summary

October 31, 2005

The following is performance information for the Commerce Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2005

Average Annual Total Return through October 31, 2005	Since Inception	Ten Years	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)	6.38%	5.43%	5.37%	1.46%
Service Shares (commenced January 2, 1997)(a)
Excluding sales charges	5.28%	n/a	5.10%	1.26%
Including sales charges (maximum sales charge 3.50%)	4.85%	n/a	4.35%	-2.29%
Lehman Brothers Aggregate Bond Index (as of December 12, 1994)(b)	7.19%	6.32%	6.31%	1.13%

Bond Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 12, 1994 to October 31, 2005.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE BOND FUND

Statement of Investments

October 31, 2005

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – 12.8%
Auto – 1.1%
Distribution Financial Services Trust Series 1999-3, Class A6
$ 3,495,338	6.88%	11/15/2016	$ 3,516,346
WFS Financial Owner Trust Series 2004-F1, Class A3
2,500,000	2.19	06/20/2008	2,483,748

			6,000,094

Commercial – 3.0%
Asset Securitization Corp. Series 1995-MD4, Class A1
371,444	7.10	08/13/2029	378,941
Asset Securitization Corp. Series 1997-D4, Class AIE
4,100,000	7.53	04/14/2029	4,265,091
LB Commercial Conduit Mortgage Trust Series 1998-C4, Class A1B
6,600,000	6.21	10/15/2035	6,796,362
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4
5,500,000	6.46	03/15/2031	5,887,310

			17,327,704

Credit Card – 1.5%
Cabela’s Master Credit Card Trust Series 2005-1A, Class A1(b)
5,000,000	4.97	10/15/2013	4,999,077
Citibank Credit Card Issuance Trust Series 2004, Class A8
3,600,000	4.90	12/12/2016	3,544,941

			8,544,018

Equipment – 0.5%
CIT Equipment Collateral, Series 2005-VT1, Class A4
3,150,000	4.36	11/20/2012	3,115,308

Home Equity – 2.6%
Cityscape Home Loan Trust Series 1997-4, Class A5(a)
796,854	7.51	10/25/2018	796,982
Contimortgage Home Equity Loan Trust Series 1999-3, Class A6(a)
863,588	7.68	12/25/2029	864,668
Residential Asset Securities Corp. Series 1999-KS1, Class AI8
1,408,369	6.32	04/25/2030	1,404,112
Residential Funding Mortgage Securities I, Inc. Series 2000-HI2, Class AI5(a)
5,950,107	8.35	03/25/2025	5,930,391
Residential Funding Mortgage Securities I, Inc. Series 2000-HI4, Class AI7(a)
5,542,607	7.98	09/25/2030	5,577,930

			14,574,083

Manufactured Housing – 3.6%
Associates Manufactured Housing Pass-Through Series 1996-1, Class A5
1,800,305	7.60	03/15/2027	1,827,368
Green Tree Financial Corp. Series 1993-4, Class A5
7,277,659	7.05	01/15/2019	7,445,086
Green Tree Financial Corp. Series 1995-5, Class M1
2,000,000	7.65	09/15/2026	2,095,432

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Green Tree Financial Corp. Series 1996-4, Class A7
$ 3,506,682	7.90%	06/15/2027	$ 3,703,533
Green Tree Financial Corp. Series 1997-3, Class A6
201,019	7.32	03/15/2028	210,837
Green Tree Financial Corp. Series 1998-3, Class A5
1,566,589	6.22	03/01/2030	1,543,856
Green Tree Financial Corp. Series 1998-3, Class A6
1,078,440	6.76	03/01/2030	1,087,159
Green Tree Financial Corp. Series 1999-1, Class M1
3,750,000	6.56	11/01/2028	1,251,644
Green Tree Financial Corp. Series 1999-1, Class M2
1,500,000	7.34	11/01/2028	256,836
Oakwood Mortgage Investors, Inc. Series 1997-A, Class A5
1,294,948	7.13	05/15/2027	1,317,000

			20,738,751

Student Loans – 0.5%
Northstar Education Finance Inc. Series 2005-1, Class A5
3,000,000	4.74	10/30/2045	2,982,773

TOTAL ASSET-BACKED SECURITIES
(Cost $77,016,818)			$ 73,282,731

Taxable Municipal Bond Obligations – 3.5%
Alabama – 0.2%
Montgomery Alabama Taxable Warrants Series 2005 (FSA)
$ 1,295,000	4.79%	04/01/2015	$ 1,257,691

Alaska – 0.3%
Providence Alaska Health System Direct Obligation Series 2005
500,000	4.31	10/01/2006	498,525
Providence Alaska Health System Direct Obligation Series 2005
755,000	4.68	10/01/2010	745,532
Providence Alaska Health System Direct Obligation Series 2005
500,000	4.79	10/01/2011	494,410

			1,738,467

California – 0.5%
Industry California Sales Tax Revenue Bonds Taxable Series 2005 (MBIA)
3,045,000	5.00	01/01/2013	3,026,700

New Jersey — 0.2%
New Jersey Economic Development Authority Revenue Bonds Taxable Designated Industry Series 2004-A
1,000,000	5.20	03/01/2014	1,005,290

Ohio – 0.8%
Energy Acquisition Corp. II Ohio Electricity Energy Acquisition Revenue Bonds Taxable Series 2005 (MBIA)
1,555,000	4.38	08/15/2007	1,545,701
Energy Acquisition Corp. II Ohio Electricity Energy Acquisition Revenue Bonds Taxable Series 2005 (MBIA)
3,140,000	4.60	02/15/2009	3,105,931

			4,651,632

The accompanying notes are an integral part of these financial statements.	29

COMMERCE BOND FUND

Statement of Investments (continued)

October 31, 2005

Principal Amount	Interest Rate	Maturity Date	Value
Taxable Municipal Bond Obligations – (continued)
Oregon – 1.0%
Multnomah County Oregon School District 1J Portland GO Bonds Refunding Taxable Series 2004
$ 785,000	5.17%	06/15/2011	$ 770,533
Oregon School Boards Association GO Bonds Taxable Pension Series 2005 (AMBAC)
5,000,000	4.36	06/30/2013	4,782,200

			5,552,733

Rhode Island – 0.1%
Providence Rhode Island GO Bonds Refunding Taxable Series 2004-B (FSA)
710,000	4.96	07/15/2014	701,068

Washington – 0.4%
Energy Northwest Washington Revenue Bonds Taxable Columbia Station Series 2005-C (AMBAC)
2,335,000	4.49	07/01/2011	2,272,282

TOTAL TAXABLE MUNICIPAL BOND OBLIGATIONS
(Cost $20,766,891)			$ 20,205,863

Collateralized Mortgage Obligations – 13.6%
Countrywide Alternative Loan Trust Series 2004-18CB, Class 3A1
$ 3,569,617	5.25%	09/25/2019	$ 3,484,075
Countrywide Alternative Loan Trust Series 2005-5R, Class A2
4,076,245	4.75	12/25/2018	4,027,050
Federal Home Loan Mortgage Corp. FGIC PAC Series 2430, Class UD
10,579,800	6.00	03/15/2017	10,954,848
Federal Home Loan Mortgage Corp. PAC Series 2110, Class PG
4,500,000	6.00	01/15/2029	4,593,355
Federal Home Loan Mortgage Corp. PAC Series 2633, Class PC
6,000,000	4.50	07/15/2015	5,880,375
Federal Home Loan Mortgage Corp. PAC Series 2760, Class EC
4,050,000	4.50	04/15/2017	3,894,821
Federal Home Loan Mortgage Corp. REMIC PAC Series 1579, Class PM
1,476,500	6.70	09/15/2023	1,512,294
Federal Home Loan Mortgage Corp. Series 2524, Class WC
1,950,000	6.00	11/15/2028	1,978,882
Federal Home Loan Mortgage Corp. Series 2677, Class BC
800,000	4.00	09/15/2018	728,378
Federal Home Loan Mortgage Corp. Series T-58, Class 1A3
3,000,000	4.39	11/25/2038	2,961,049
Federal National Mortgage Association FNIC PAC Series 2001-45, Class WG
2,895,290	6.50	09/25/2031	2,974,636

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – (continued)
Federal National Mortgage Association PAC Series 2003-117, Class KB
$ 3,000,000	6.00%	12/25/2033	$ 3,075,983
Federal National Mortgage Association REMIC PAC Series 2003-14, Class AP
1,155,578	4.00	03/25/2033	1,119,512
Federal National Mortgage Association REMIC Series 1992-1, Class E
76,887	7.50	01/25/2007	77,630
Federal National Mortgage Association Series 2000-M2, Class C(a)
4,600,000	7.09	07/17/2022	4,828,944
Federal National Mortgage Association Series 2002-73, Class OE
3,404,000	5.00	11/25/2017	3,337,967
Federal National Mortgage Association Series 2002-82, Class XE
2,660,000	5.00	12/25/2017	2,608,438
Federal National Mortgage Association Series 2003-86, Class OC
5,270,000	5.00	09/25/2026	5,232,947
Government National Mortgage Association Series 1998-12, Class EB
2,019,671	6.50	05/20/2028	2,033,566
Master Asset Securitization Trust Series 2004-3, Class 5A1
988,438	6.25	01/25/2032	991,836
Residential Asset Securitization Trust Series 2004-IP1, Class A1(a)
1,655,176	3.93	01/25/2034	1,619,707
Residential Funding Mortgage Securities Corp. Series 2003-RM2, Class AIII
4,237,440	6.00	05/25/2033	4,271,654
Residential Funding Mortgage Securities I, Inc. Series 2003-S8, Class A1
2,205,246	5.00	05/25/2018	2,168,468
Wells Fargo Mortgage Backed Securities Trust Series 2003-6, Class 1A1
3,023,486	5.00	06/25/2018	2,961,127

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $77,667,204)			$ 77,317,542

Commercial Mortgages – 2.8%
Government National Mortgage Association Series 2001-12, Class B(a)
$ 1,447,000	6.15%	06/16/2021	$ 1,490,638
Government National Mortgage Association Series 2002-62, Class B
1,641,000	4.76	01/16/2025	1,626,942
Government National Mortgage Association Series 2003-38, Class JC(a)
1,202,369	6.99	08/16/2042	1,322,392

30	The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Commercial Mortgages – (continued)
Government National Mortgage Association Series 2004-09, Class A
$ 3,780,181	3.36%	08/16/2022	$ 3,623,376
Government National Mortgage Association Series 2004-45, Class A
2,817,240	4.02	12/16/2021	2,750,674
Government National Mortgage Association Series 2004-60, Class C(a)
5,000,000	5.24	03/16/2028	5,004,763

TOTAL COMMERCIAL MORTGAGES
(Cost $16,240,892)			$ 15,818,785

Corporate Obligations – 23.5%
Aerospace/Defense – 0.3%
Lockheed Martin Corp.
$ 1,120,000	8.50%	12/01/2029	$ 1,507,875

Cable TV – 0.3%
Comcast Corp.
1,600,000	6.50	01/15/2015	1,676,602

Consumer Non-Durables – 0.2%
Clorox Co.
1,000,000	4.20	01/15/2010	973,656

Electric – 1.1%
Columbus Southern Power Co.
2,870,000	5.85	10/01/2035	2,765,965
Duke Energy Corp.
1,525,000	5.30	10/01/2015	1,527,370
Exelon Generation Co. LLC
2,166,000	5.35	01/15/2014	2,143,333

			6,436,668

Financial – 9.5%
Allstate Financial Global Funding(b)
2,400,000	6.15	02/01/2006	2,409,845
American General Finance Corp. MTN Series H
3,000,000	4.50	11/15/2007	2,978,181
Bank One Corp.(a)
1,000,000	9.88	03/01/2019	1,254,344
Bear Stearns Companies, Inc.
3,000,000	4.50	10/28/2010	2,923,017
Caterpillar Financial Services Corp. MTN Series F
1,500,000	2.65	01/30/2006	1,493,760
Equitable Life Assurance Society of the United States(b)
5,900,000	7.70	12/01/2015	6,814,907
General Electric Capital Corp. MTN Series A
4,325,000	5.88	02/15/2012	4,517,649
3,000,000	6.00	06/15/2012	3,155,433
John Deere Capital Corp.
3,000,000	3.63	05/25/2007	2,945,640

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Merrill Lynch & Co., Inc. MTN
$ 3,065,000	4.83%	10/27/2008	$ 3,052,522
Metropolitan Life Insurance Co.(b)
6,000,000	7.70	11/01/2015	6,875,646
Morgan Stanley
900,000	6.75	04/15/2011	965,017
1,720,000	5.30	03/01/2013	1,713,297
Morgan Stanley Traded Custody Receipts(a)(b)
4,674,000	7.71	03/01/2032	5,382,625
Reed Elsevier Capital, Inc.
1,800,000	6.75	08/01/2011	1,932,923
SLM Corp. MTN
2,443,000	4.00	01/15/2009	2,370,900
Wells Fargo & Co.
3,480,000	3.13	04/01/2009	3,285,405

			54,071,111

Forestry – 0.1%
Weyerhaeuser Co.
457,000	6.75	03/15/2012	483,916

Industrial – 3.7%
Campbell Soup Co.
2,600,000	8.88	05/01/2021	3,537,071
Deluxe Corp.
1,300,000	5.00	12/15/2012	1,182,254
Receipts on Corporate Securities Trust CHR-1998-1
5,487,610	6.50	08/01/2018	5,487,116
Receipts on Corporate Securities Trust NSC-1998-1
3,185,553	6.38	05/15/2017	3,264,173
Ryder System, Inc.
4,000,000	6.60	11/15/2005	4,001,100
Service Master Co.
2,661,000	7.10	03/01/2018	2,884,790
Waste Management, Inc.
560,000	7.65	03/15/2011	618,119

			20,974,623

Multimedia – 0.4%
AOL Time Warner
495,000	6.13	04/15/2006	497,932
1,600,000	6.75	04/15/2011	1,690,174

			2,188,106

Oil & Gas – 1.6%
Apache Finance Property Ltd.
4,500,000	7.00	03/15/2009	4,842,166
Occidental Petroleum Corp.
2,925,000	7.38	11/15/2008	3,135,196
Tosco Corp.
1,258,000	7.25	01/01/2007	1,291,545

			9,268,907

The accompanying notes are an integral part of these financial statements.	31

COMMERCE BOND FUND

Statement of Investments (continued)

October 31, 2005

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Oil-Field Services – 0.1%
Halliburton Co.
$ 620,000	5.50%	10/15/2010	$ 632,882

Real Estate – 1.3%
EOP Operating LP
3,300,000	7.75	11/15/2007	3,476,814
Prologis(b)
2,030,000	5.25	11/15/2010	2,022,000
Speiker Properties LP
1,600,000	7.35	12/01/2017	1,813,856

			7,312,670

Sovereign Agency – 0.3%
Resolution Funding Corp.
1,500,000	8.13	10/15/2019	1,946,019

Utilities – 2.1%
GTE Corp.
11,310,000	6.84	04/15/2018	12,023,028

Yankee – 2.5%
BHP Billiton Finance USA Ltd.
2,044,000	4.80	04/15/2013	2,002,151
750,000	6.75	11/01/2013	823,758
Deutsche Telekom International Finance BV
1,335,000	8.50	06/15/2010	1,489,769
France Telecom SA
1,286,000	7.75	03/01/2011	1,432,401
Swiss Bank Corp.
7,335,000	7.38	06/15/2017	8,548,312

			14,296,391

TOTAL CORPORATE OBLIGATIONS
(Cost $130,877,740)			$133,792,454

Foreign Debt Obligation – 0.1%
Sovereign – 0.1%
Republic of Poland
$ 592,000	5.25%	01/15/2014	$ 598,512
(Cost $591,236)

Mortgage-Backed Pass-Through Obligations – 14.8%
Federal Home Loan Mortgage Corp.
$ 221,381	6.00%	12/01/2013	$ 225,858
276,336	8.50	02/01/2019	297,234
445,856	8.50	03/01/2021	481,809
2,018,052	7.00	05/01/2026	2,111,739
186,864	7.00	10/01/2030	195,081
274,264	7.50	12/01/2030	290,080
517,214	7.50	01/01/2031	547,039
1,120,303	7.00	08/01/2031	1,169,606
7,790,553	5.00	05/01/2033	7,523,262
6,477,574	5.50	06/01/2033	6,404,652
3,310,837	2.72 (a)	05/01/2034	3,225,174

Principal Amount	Interest Rate		Maturity Date	Value
Mortgage-Backed Pass-Through Obligations – (continued)
Federal National Mortgage Association
$ 654,969	5.50%		01/01/2009	$ 661,041
489,932	7.00		07/01/2009	507,170
97,446	6.50		02/01/2012	101,143
289,073	6.00		12/01/2013	292,239
169,982	6.50		07/01/2014	176,405
352,625	9.00		11/01/2021	380,132
89,672	6.50		08/01/2024	92,532
129,306	6.50		09/01/2024	133,430
146,989	9.00		02/01/2025	159,877
70,910	6.50		03/01/2026	73,104
168,938	8.00		07/01/2028	180,795
414,486	6.50		10/01/2028	427,052
50,487	7.00		10/01/2028	52,881
435,721	5.42	(a)	12/01/2028	450,202
63,192	6.50		01/01/2029	65,108
212,976	6.00		07/01/2029	215,325
326,691	7.50		09/01/2029	345,215
346,003	7.00		03/01/2031	361,963
156,749	7.50		03/01/2031	165,531
486,424	7.00		11/01/2031	508,860
1,433,193	7.00		01/01/2032	1,499,298
3,070,780	6.00		12/01/2032	3,100,072
5,329,814	5.00		02/01/2033	5,147,650
9,827,855	5.50		03/01/2033	9,711,039
3,469,594	5.00		07/01/2033	3,351,009
12,323,928	4.50		08/01/2033	11,544,605
4,224,862	5.00		02/01/2034	4,074,444
1,988,308	5.10	(a)	10/01/2034	1,979,156
4,147,438	5.11	(a)	02/01/2035	4,077,788
Government National Mortgage Association
579,947	8.00		02/15/2022	620,081
244,258	7.50		08/20/2025	258,349
1,010,101	7.50		07/20/2026	1,067,288
1,707,091	6.50		04/15/2031	1,771,766
1,779,758	6.50		05/15/2031	1,847,186
4,559,265	5.50		04/15/2033	4,555,502
1,868,498	5.50		10/15/2033	1,866,956

TOTAL MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS
(Cost $85,046,771)				$ 84,293,728

U.S. Government Agency Obligations – 19.5%
Federal Farm Credit Bank
$11,135,000	4.50%		05/06/2014	$ 10,816,595
8,000,000	4.63		01/20/2017	7,732,264
Federal Home Loan Bank
10,000,000	5.13		03/06/2006	10,027,760
18,755,000	2.75		11/15/2006	18,407,958
7,210,000	4.88		11/15/2006	7,229,510
7,000,000	5.59		02/03/2009	7,192,759
2,270,000	5.58		02/17/2009	2,321,179
4,150,000	5.38		08/15/2024	4,191,326
3,025,000	7.13		02/15/2030	3,827,578

32	The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Government Agency Obligations – (continued)
Federal Home Loan Mortgage Corp.
$15,000,000	2.75%	08/15/2006	$ 14,797,770
Federal National Mortgage Association
5,000,000	4.38	09/15/2012	4,859,860
1,300,000	5.08	06/24/2018	1,218,278
8,900,000	7.13	01/15/2030	11,309,835
2,830,000	6.63	11/15/2030	3,404,493
Tennessee Valley Authority
1,981,000	6.75	11/01/2025	2,391,968
1,000,000	7.13	05/01/2030	1,278,914

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $110,670,066)			$111,008,047

U.S. Treasury Obligations – 3.2%
United States Treasury Bonds
$ 400,000	8.00%	11/15/2021	$ 541,031
3,750,000	5.50	08/15/2028	4,100,831
7,765,000	6.25	05/15/2030	9,382,302
United States Treasury Notes
4,500,000	4.25	11/15/2014	4,390,137

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $17,655,272)			$ 18,414,301

Repurchase Agreement(c) – 7.0%
State Street Bank & Trust Co.
$40,106,000	3.42%	11/01/2005	$ 40,106,000
Maturity Value: $40,109,810
(Cost $40,106,000)

TOTAL INVESTMENTS – 100.8%
(Cost $576,638,890)			$574,837,963
Liabilities in excess of other assets – (0.8)%			(4,554,236)

Net Assets – 100.0%			$570,283,727

(a)	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2005.
(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $28,504,100, which represents approximately 5.0% of net assets as of October 31, 2005.
(c)	Repurchase agreement was entered into on October 31, 2005. This agreement was fully collateralized by $32,405,000 U.S. Treasury Bond, 6.75% due 8/15/2026 with a market value of $40,913,289.

Investment Abbreviations:
AMBAC	—Insuredby American Municipal Bond Assurance Corp.
FGIC	—Insuredby Financial Guaranty Insurance Co.
FNIC	—FinancialNetwork Investment Corporation
FSA	—Insuredby Financial Security Assurance Co.
GO	—GeneralObligation
MBIA	—MunicipalBond Investors Assurance
MTN	—Medium-TermNote
PAC	—PlannedAmortization Class
REMIC	—RealEstate Mortgage Investment Conduit

PORTFOLIO COMPOSITION AS OF 10/31/05

Sector Allocation

Corporate Obligations	23.3%
U.S. Government Agency Obligations	19.3
Collateralized Mortgage Obligations	15.4
Mortgage-Backed Pass-Through Obligations	14.7
Asset-Backed Securities	12.7
Short-Term Obligation	7.0
Municipal	3.5
U.S. Treasury Obligations	3.2
Commercial Mortgages	0.8
Foreign Debt Obligations	0.1

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

The Fund is actively managed and, as such its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	33

COMMERCE SHORT-TERM GOVERNMENT FUND

Short-Term Government Fund Overview

We present you with the annual report for the Commerce Short-Term Government Fund for the one-year period ended October 31, 2005.

A conversation with Scott Colbert, Portfolio Manager of the Short-Term Government Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2005, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 0.63% and 0.33%, respectively. These returns compare to the 0.25% return of the Citigroup 1-5 Year Treasury/Government Sponsored Index.

Q: What were the material factors that affected the Fund’s performance relative to the Citigroup 1-5 Year Treasury/Government Sponsored Index during the reporting period?

A: For most of the period, we maintained a near neutral duration for the Fund versus the benchmark, while overweighting securities with short- and relatively longer-term maturities, and underweighting the two- and three-year maturity sectors of the yield curve. This positioning enabled the Fund to take advantage of the flattening in the short end of the curve, which did occur. The Fund’s positioning enhanced the performance of the Fund relative to its benchmark.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: Over the course of the period, we reduced the Fund’s Federal agency exposure, and increased the mortgage exposure. The Fund still remains overweighted in agency debentures and underweighted in Treasuries relative to the benchmark. More recently we have moved the Fund’s duration to slightly short of the benchmark’s duration as short interest rates continue to be poised to move higher with the current Federal Reserve Board’s tightening policy.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: As previously mentioned, the Fund’s overweight position in the very short- and relatively longer-term maturity issues, while holding an underweight in the two and three-year sectors enhanced performance. Also, the added yield spread garnered from maintaining an overweight position in Federal Agency securities continued to add to results.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: The Fund’s overweight position in mortgage-backed securities was a drag on performance during the period, as interest rates have generally moved higher. Higher interest rates can cause mortgage durations to extend and therefore lag in relative performance.

COMMERCE SHORT-TERM GOVERNMENT FUND

Performance Summary

October 31, 2005

The following is performance information for the Commerce Short-Term Government Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2005

Average Annual Total Return through October 31, 2005	Since Inception	Ten Years	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)	5.31%	4.72%	4.00%	0.63%
Service Shares (commenced January 2, 1997)(a)
Excluding sales charges	4.47%	n/a	3.73%	0.33%
Including sales charges (maximum sales charge 2.00%)	4.23%	n/a	3.31%	-1.68%
Citigroup 1-5 Year Treasury/Government Sponsored Index (as of December 12, 1994)(b)	5.85%	5.30%	4.66%	0.25%

Short-Term Government Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 12, 1994 to October 31, 2005.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Citigroup 1-5 Year Treasury/Government Sponsored Index, formerly known as the Salomon Brothers 1-5 Year Treasury/Government Sponsored Index, is an unmanaged index comprised of Treasury securities with a minimum principal amount of $1 billion and U.S. Government securities with a minimum principal amount of $100 million. The securities range in maturity from one to five years. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE SHORT-TERM GOVERNMENT FUND

Statement of Investments

October 31, 2005

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – 35.3%
American Home Mortgage Investment Trust Series 2004-3, Class 6A4
$1,337,000	5.01%	10/25/2034	$ 1,321,364
Citigroup Mortgage Loan Trust, Inc. Series 2004-HYB3, Class 1A(a)
1,712,815	3.97	09/25/2034	1,687,060
Countrywide Alternative Loan Trust Series 2005-5R, Class A2
1,597,426	4.75	12/25/2018	1,578,147
Countrywide Home Loans, Inc. Series 2003-HYB3, Class 7A1(a)
1,658,654	3.79	11/19/2033	1,601,101
Federal Home Loan Mortgage Corp. PAC Series 023, Class PK
1,064,072	6.00	11/25/2023	1,080,600
Federal Home Loan Mortgage Corp. PAC Series 159, Class H
86,747	4.50	09/15/2021	86,110
Federal Home Loan Mortgage Corp. PAC Series 1614, Class MB
519,618	6.50	12/15/2009	528,635
Federal Home Loan Mortgage Corp. PAC Series 1650, Class K
880,000	6.50	01/15/2024	917,819
Federal Home Loan Mortgage Corp. PAC Series 2103, Class TE
1,281,317	6.00	12/15/2028	1,303,316
Federal Home Loan Mortgage Corp. PAC Series 2109, Class PE
882,682	6.00	12/15/2028	898,971
Federal Home Loan Mortgage Corp. PAC Series 2131, Class PE
335,663	6.00	04/15/2026	337,222
Federal Home Loan Mortgage Corp. PAC Series 2178, Class PB
3,718,003	7.00	08/15/2029	3,838,121
Federal Home Loan Mortgage Corp. PAC Series 2389, Class CD
309,022	6.00	03/15/2016	313,198
Federal Home Loan Mortgage Corp. PAC Series 2594, Class OR
599,865	4.25	06/15/2032	579,840
Federal Home Loan Mortgage Corp. PAC Series 2626, Class KA
1,000,000	3.00	03/15/2030	941,509
Federal Home Loan Mortgage Corp. REMIC PAC Series 041, Class F
242,643	10.00	05/15/2020	242,226
Federal Home Loan Mortgage Corp. REMIC PAC Series 1351, Class TE
1,027,647	7.00	08/15/2022	1,038,452
Federal Home Loan Mortgage Corp. REMIC PAC Series 1607, Class G
674,666	6.00	08/15/2013	680,036
Federal Home Loan Mortgage Corp. REMIC PAC Series 1673, Class H
63,217	6.00	11/15/2022	63,631
Federal Home Loan Mortgage Corp. REMIC PAC Series 2022, Class PE
265,487	6.50	01/15/2028	272,119

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – (continued)
Federal Home Loan Mortgage Corp. REMIC PAC Series 2061, Class TA
$ 574,014	5.25%	10/15/2027	$ 573,535
Federal Home Loan Mortgage Corp. REMIC PAC Series 2161, Class PG
387,045	6.00	04/15/2028	389,857
Federal Home Loan Mortgage Corp. REMIC PAC Series 2345, Class PQ
172,221	6.50	08/15/2016	177,364
Federal Home Loan Mortgage Corp. REMIC PAC Series 2439, Class LG
1,731,812	6.00	09/15/2030	1,751,854
Federal Home Loan Mortgage Corp. REMIC Series 2591, Class QY
158,224	5.00	05/15/2014	158,313
Federal Home Loan Mortgage Corp. Series 031, Class EA Principal-Only Stripped Security(b)
1,193,198	0.00	04/25/2024	1,122,612
Federal Home Loan Mortgage Corp. Series 2515, Class KA
411,579	5.00	02/15/2016	412,280
Federal Home Loan Mortgage Corp. Series 2584, Class LX
308,403	5.50	12/15/2013	307,853
Federal Home Loan Mortgage Corp. Series 2644, Class ED
1,857,919	4.00	02/15/2018	1,787,708
Federal Home Loan Mortgage Corp. Series 2782, Class MC
2,036,265	4.50	01/15/2011	2,028,836
Federal Home Loan Mortgage Corp. Series T-58, Class 1A3
2,000,000	4.39	11/25/2038	1,974,033
Federal National Mortgage Association PAC Series 1992-129, Class L
592,502	6.00	07/25/2022	602,054
Federal National Mortgage Association PAC Series 1993-225, Class UB
1,349,907	6.50	12/25/2023	1,387,924
Federal National Mortgage Association PAC Series 2001-76, Class UC
1,000,000	5.50	11/25/2015	1,005,710
Federal National Mortgage Association PAC Series 2002-56, Class UC
1,200,000	5.50	09/25/2017	1,210,566
Federal National Mortgage Association PAC Series 2003-029, Class QH
284,591	2.50	06/25/2010	283,742
Federal National Mortgage Association PAC Series 2003-117, Class KB
556,000	6.00	12/25/2033	570,082
Federal National Mortgage Association REMIC PAC Series 1991-94, Class E Principal-Only Stripped Security(b)
137,139	0.00	07/25/2021	128,787
Federal National Mortgage Association REMIC PAC Series 1993-132, Class A Principal-Only Stripped Security(b)
225,474	0.00	10/25/2022	204,703

36	The accompanying notes are an integral part of these financial statements.

COMMERCE SHORT-TERM GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – (continued)
Federal National Mortgage Association REMIC PAC Series 1998-36, Class J
$ 371,258	6.00%	07/18/2028	$ 373,643
Federal National Mortgage Association REMIC PAC Series 2001-71, Class MB
891,000	6.00	12/25/2016	910,155
Federal National Mortgage Association REMIC PAC Series 2003-14, Class AP
1,553,719	4.00	03/25/2033	1,505,226
Federal National Mortgage Association REMIC Series 1991-137, Class H
332,383	7.00	10/25/2021	344,811
Federal National Mortgage Association REMIC Series 1992, Class 89 Principal-Only Stripped Security(b)
106,204	0.00	06/25/2022	90,156
Federal National Mortgage Association REMIC Series 1992-1, Class E
10,984	7.50	01/25/2007	11,090
Federal National Mortgage Association REMIC Series 1993-140, Class J
1,100,000	6.65	06/25/2013	1,124,898
Federal National Mortgage Association REMIC Series 1993-182, Class FA(a)
80,218	3.80	09/25/2023	77,755
Federal National Mortgage Association REMIC Series 1993-183, Class K
402,630	6.50	07/25/2023	409,021
Federal National Mortgage Association REMIC Series 2001-20, Class VB
129,039	6.00	09/25/2017	128,899
Federal National Mortgage Association REMIC Series 2002-71, Class PC
418,160	5.50	12/25/2026	418,694
Federal National Mortgage Association Series 2000-M2, Class C(a)
1,600,000	7.09	07/17/2022	1,679,633
Federal National Mortgage Association Series 2003-W6, Class 3A
1,116,076	6.50	09/25/2042	1,143,877
Federal National Mortgage Association Series 2004-21, Class AC
350,000	4.00	05/25/2016	340,477
Government National Mortgage Association REMIC PAC Series 2001-6, Class PM
344,987	6.50	06/16/2030	349,554
Government National Mortgage Association Series 1998-12, Class EB
504,918	6.50	05/20/2028	508,391
Government National Mortgage Association Series 2001-53, Class F(a)
163,556	4.35	10/20/2031	164,259
Government National Mortgage Association Series 2002-28, Class A
2,619,935	4.78	02/16/2018	2,627,136

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – (continued)
Master Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1(a)
$1,513,601	3.82%	04/21/2034	$ 1,476,293
Master Asset Securitization Trust Series 2004-3, Class 5A1
470,045	6.25	01/25/2032	471,661
Residential Asset Securitization Trust Series 2004-IP1, Class A1(a)
1,482,739	3.93	01/25/2034	1,450,965
Residential Funding Mortgage Securities I, Inc. Series 2003-S8, Class A1
856,644	5.00	05/25/2018	842,357
Securitized Asset Sales, Inc. Series 1993-7, Class TA6
124,884	6.25	12/25/2023	124,585
Vendee Mortgage Trust Series 1996-2, Class 1Z
503,957	6.75	06/15/2026	519,684
Washington Mutual MSC Mortgage Pass-Through Series 2002-MS8, Class 4A5
1,000,000	5.75	12/25/2032	1,000,313
Washington Mutual, Inc. Series 2003-AR4, Class A6(a)
1,870,000	3.42	05/25/2033	1,822,117
Wells Fargo Mortgage Backed Securities Trust Series 2003-6, Class 1A1
544,228	5.00	06/25/2018	533,003

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $56,544,871)			$ 55,835,943

Commercial Mortgages – 5.3%
Government National Mortgage Association REMIC Series 2004-51, Class A
$ 325,860	4.15%	02/16/2018	$ 319,416
Government National Mortgage Association Series 2003-88, Class AC
2,532,043	2.91	06/16/2018	2,428,322
Government National Mortgage Association Series 2004-09, Class A
1,692,353	3.36	08/16/2022	1,622,152
Government National Mortgage Association Series 2004-20, Class C
1,700,000	4.43	04/16/2034	1,639,412
Government National Mortgage Association Series 2004-43, Class A
355,803	2.82	12/16/2019	339,731
Government National Mortgage Association Series 2004-45, Class A
1,408,620	4.02	12/16/2021	1,375,337
Government National Mortgage Association Series 2004-60, Class C(a)
650,000	5.24	03/16/2028	650,619

TOTAL COMMERCIAL MORTGAGES
(Cost $8,555,340)			$ 8,374,989

The accompanying notes are an integral part of these financial statements.	37

COMMERCE SHORT-TERM GOVERNMENT FUND

Statement of Investments (continued)

October 31, 2005

Principal Amount	Interest Rate		Maturity Date	Value
Mortgage-Backed Pass-Through Obligations – 7.6%
Federal Home Loan Mortgage Corp.
$ 1,718	7.75%		09/01/2007	$ 1,741
400,869	5.50		08/01/2017	403,601
1,182,295	6.00		01/01/2019	1,212,591
1,065,273	6.00		05/01/2019	1,092,570
237,479	6.00		10/01/2023	240,819
Federal National Mortgage Association
12,419	8.00		12/01/2007	12,679
453,350	7.00		03/01/2009	466,001
896,035	4.50		11/01/2009	884,547
13,815	6.50		02/01/2012	14,339
554,550	6.50		09/01/2013	573,022
498,906	10.50		11/01/2015	546,219
470,828	6.00		07/01/2016	481,767
13,968	5.32	(a)	08/01/2023	14,184
5,427	9.00		07/01/2024	5,931
51,565	5.43	(a)	12/01/2028	53,278
147,401	7.00		11/01/2031	154,200
1,018,965	5.27	(a)	02/01/2033	1,000,866
1,327,579	6.00		07/01/2033	1,340,243
1,585,384	4.05	(a)	02/01/2034	1,554,449
927,135	5.10	(a)	10/01/2034	922,867
Government National Mortgage Association
21,357	8.00		10/15/2016	22,787
29,122	8.00		07/15/2017	31,139
1,071	4.13	(a)	11/20/2024	1,082
1,706	4.13	(a)	12/20/2024	1,724
41,643	4.38	(a)	04/20/2026	41,795
26,461	3.75	(a)	08/20/2026	26,880
48,382	4.38	(a)	01/20/2028	48,598
934,249	5.50		10/15/2033	933,478

TOTAL MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS
(Cost $12,415,412)				$ 12,083,397

U.S. Government Agency Obligations – 47.8%
Federal Farm Credit Bank
$ 470,000	5.40%		05/10/2006	$ 472,369
2,000,000	3.00		04/15/2008	1,922,956
237,000	6.89		09/13/2010	258,423
250,000	7.00		09/01/2015	289,427
500,000	6.13		12/29/2015	545,680
Federal Home Loan Bank
1,100,000	2.25		05/15/2006	1,087,423
260,000	7.01		06/14/2006	264,128
1,815,000	1.88		06/15/2006	1,786,662
7,000,000	5.25		08/15/2006	7,039,543
425,000	2.88		02/15/2007	415,788
735,000	5.38		02/15/2007	741,964
525,000	3.50		09/12/2007	514,326
125,000	5.88		11/15/2007	127,913
115,000	6.02		01/09/2008	118,182
50,000	5.97		03/25/2008	51,441
1,000,000	6.00		06/11/2008	1,031,784

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank – (continued)
$3,400,000	2.63%	07/15/2008	$ 3,223,407
250,000	5.37	12/11/2008	255,044
3,000,000	5.59	02/03/2009	3,082,611
125,000	5.90	03/26/2009	129,413
35,000	5.99	04/09/2009	36,462
Federal Home Loan Mortgage Corp.
220,000	5.95	01/19/2006	220,731
8,000,000	5.50	07/15/2006	8,058,056
12,100,000	2.75	08/15/2006	11,936,868
4,600,000	3.63	09/15/2008	4,468,394
4,000,000	5.13	07/15/2012	4,059,484
1,075,000	5.00	07/15/2014	1,079,804
Federal National Mortgage Association
5,000,000	5.25	06/15/2006	5,024,205
1,500,000	4.38	10/15/2006	1,498,458
2,000,000	3.13	12/15/2007	1,938,194
5,500,000	7.25	01/15/2010	6,016,147
5,000,000	3.88	02/15/2010	4,836,205
3,000,000	6.13	03/15/2012	3,206,694

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $77,399,511)			$ 75,738,186

U.S. Treasury Obligation – 0.2%
United States Treasury Note
$ 300,000	4.13%	08/15/2010	$ 295,453
(Cost $299,848)

Repurchase Agreement(c) – 3.5%
State Street Bank & Trust Co.
$5,495,000	3.42%	11/01/2005	$ 5,495,000
Maturity Value: $5,495,522
(Cost $5,495,000)

TOTAL INVESTMENTS – 99.7%
(Cost $160,709,982)			$157,822,968
Other assets in excess of liabilities – 0.3%			498,389

Net Assets – 100.0%			$158,321,357

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2005.
(b)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Repurchase agreement was entered into on October 31, 2005. This agreement was fully collateralized by $4,440,000 U.S. Treasury Bond, 6.75%, due 08/15/2026 with a market value of $5,605,771.

Investment Abbreviations:
MSC	—MortgageSecurities Corp.
PAC	—PlannedAmortization Class
REMIC	—RealEstate Mortgage Investment Conduit

38	The accompanying notes are an integral part of these financial statements.

COMMERCE SHORT-TERM GOVERNMENT FUND

PORTFOLIO COMPOSITION AS OF 10/31/05

Sector Allocation

U.S. Government Agency Obligations	49.4%
Collateralized Mortgage Obligations	40.7
Mortgage-Backed Pass-Through Obligations	6.2
Short-Term Obligation	3.5
U.S. Treasury Obligations	0.2

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

The Fund is actively managed and, as such its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	39

COMMERCE NATIONAL, MISSOURI, AND KANSAS TAX-FREE INTERMEDIATE BOND FUNDS

National, Missouri, and Kansas Tax-Free

Intermediate Bond Funds Overview

We present you with the annual report for the Commerce National, Missouri, and Kansas Tax-Free Intermediate Bond Funds for the one-year period ended October 31, 2005.

A conversation with Brian Musielak, Portfolio Manager of the National, Missouri, and Kansas Tax-Free Intermediate Bond Funds.

Q: How did the Funds perform over the review period?

A: It was a challenging time for the bond market during the last fiscal year as short to intermediate interest rates moved higher. In spite of this, each of our tax-free Funds managed to finish the fiscal year with positive absolute returns. Our single-state funds under performed their Lehman 3-15 year Blend Index benchmark. Our National Tax-Free Fund had a good year on a relative basis, performing in line with its benchmark.

Over the one-year period that ended October 31, 2005, the National Tax-Free Intermediate Bond Fund’s Institutional and Service Shares generated cumulative total returns, without sales charge, of 1.09% and 1.01%, respectively.

Over the one-year period that ended October 31, 2005, the Missouri Tax-Free Intermediate Bond Fund’s Institutional and Service Shares generated cumulative total returns, without sales charge, of 0.61% and 0.36%, respectively.

Over the one-year period that ended October 31, 2005, the Kansas Tax-Free Intermediate Bond Fund’s Institutional and Service Shares generated cumulative total returns, without sales charge, of 0.68% and 0.43%, respectively.

These returns compare to the 1.15% of the Lehman 3-15 Year Blend Index.

Q: What were the material factors that affected the Fund’s performance relative to the Lehman 3-15 Year Blend Index during the reporting period?

A: Much of our positive relative returns can be attributed to three key decisions. First, we structured the Funds with an overweight to maturities inside two years and outside twenty years. This is commonly referred to as a “barbell” maturity approach. This type of maturity structure performs best when the yield curve flattens as it did during the Funds’ fiscal year. Second, we maintained an overweight position to hospital revenue bonds. This sector has performed very well over the last two years as hospitals continue to improve their overall financial situations. Lastly, the Funds benefited from an overweight in lower-rated bonds, which outperformed lower yielding, higher quality bonds during the fiscal year. The higher quality bonds purchased late in the fiscal year were our worst performing positions and had negative impacts on the Funds’ performance relative their benchmarks. Although these factors detracted from overall fund performance, the adjustment for Fund fees was the major reason the Funds under performed their benchmarks.

Q: Were there any significant adjustments made to the Funds’ portfolios during the period?

A: We did not make any sweeping, one-time changes to the Funds during the course of the fiscal year. However, in June we replaced certain long and short bonds with intermediate bonds and opportunistically sold certain hospital bonds and lower rated positions.

Q: Could you describe some specific holdings that enhanced returns during the period?

A: The best performing bonds in each fund are as follows:

In the National Tax-Free Fund, Florida St Board of Ed* 5% due 6/1/32, Metro NY Trans Authority* 5.10% due 1/1/21, and Chaska MN Electric Rev* 6% due 10/1/20. Also performing well were our higher yielding positions such as Tangipahoa LA Hosp Rev* 5.375% due 2/1/15, St. Charles MO Housing Rev* 5% due 2/1/09, and Michigan Higher Education Rev* 5.70% due 12/1/14.

In the Missouri Tax-Free Fund, Missouri St Hlth & Ed* 5% due 2/15/20, Northwest MO St Rev* 5% due 6/1/20, and Puerto Rico Finance Rev* 5.5% due 12/1/18. Also performing well were our higher yielding positions such as Cape Girardeau MO Hosp Rev* 5.25% due 6/1/11, St.

*	The Funds may discontinue investing in these securities at any time.

COMMERCE NATIONAL, MISSOURI, AND KANSAS TAX-FREE INTERMEDIATE BOND FUNDS

Charles MO Housing Rev* 5% due 2/1/09, and St. Louis MO Parking Rev* 5.5% due 2/1/15.

In the Kansas Tax-Free Fund, Hutchinson KS Rev* 5.25% due 10/1/30, Johnson County KS* 5% 9/1/21, and Puerto Rico Hwy Rev* 5.25% 7/1/21. Also performing well were our higher yielding positions such as University of KS Hosp Rev* 6% due 9/1/14, Lawrence KS Hosp Rev* 5.375% due 7/1/14, and Pratt KS Electric Rev* 4.85% 5/1/13.

Q: What were some examples of holdings that didn’t meet your expectations?

A: For each Fund, our worst performing positions tended to be the higher quality intermediate maturity bonds purchased late in the fiscal year. Examples include the following:

In the National Tax-Free Fund, Suffield CT* 5% due 6/15/18 and New Jersey St Trans* 5.5% due 9/15/15.

In the Missouri Tax-Free Fund, North Kansas City Mo* S/D 5% due 3/1/15 and St. Charles Community College* 5% due 2/15/17.

In the Kansas Tax-Free Fund, Johnson County KS* S/D 5% due 10/1/18 and Wyandotte County KS* 5.25% due 9/1/16.

*	The Funds may discontinue investing in these securities at any time.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2005

The following is performance information for the Commerce National Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2005

Average Annual Total Return through October 31, 2005	Since Inception	Ten Years	Five Years	One Year
Institutional Shares (commenced February 21, 1995)(a)	5.01%	4.75%	5.05%	1.09%
Service Shares (commenced December 26, 2000)(a)
Excluding sales charges	4.47%	n/a	n/a	1.01%
Including sales charges (maximum sales charge 2.00%)	4.03%	n/a	n/a	-1.02%
Lehman 3-15 Year Blend Index (as of February 21, 1995)(b)	5.90%	5.50%	5.49%	1.15%

National Tax-Free Intermediate Bond Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested February 21, 1995 to October 31, 2005.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	The Lehman 3-15 Year Blend Index is an unmanaged index composed of investment grade municipal securities ranging from 1 to 17 years in maturity. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments

October 31, 2005

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – 96.4%
Alabama – 1.3%
Birmingham AL GO Bonds (Refunding Warrants) Series B (FSA) (AAA/Aaa)
$ 930,000	5.50%	07/01/2012	$ 1,022,796
Birmingham AL Special Care Facilities Financing Authority Revenue Bonds (Childrens Hospital) Series B (AMBAC) (AAA/Aaa)
1,005,000	5.00	06/01/2016	1,058,928

			2,081,724

Arizona – 1.4%
Arizona Health Facilities Authority Revenue Bonds (Blood Systems, Inc.) (Refunding) (A-/NR)
755,000	4.00	04/01/2006	757,846
Maricopa County AZ School District No. 6 Washington Elementary GO Bonds (School Improvement Project 2001) Series B (FSA) (AAA/Aaa)
400,000	5.00	07/01/2017	433,084
Pinal County AZ Unified School District No. 43 Apache Junction GO Bonds (Refunding) (FGIC) (AAA/Aaa)
500,000	5.75	07/01/2015	569,515
Tempe AZ GO Bonds (AA+/Aa1)
500,000	6.60	07/01/2006	511,670

			2,272,115

Arkansas – 0.7%
Arkansas State Development Finance Authority Revenue Bonds (Single Family Mortgage Backed Securities Program) Series A (GNMA/FNMA) (AAA/NR)(a)
15,000	5.65	07/01/2011	14,926
Arkansas State Development Finance Authority State Park Facilities Revenue Bonds (Mt. Magazine Project) (FSA) (AAA/Aaa)
1,000,000	5.00	01/01/2017	1,061,840

			1,076,766

California – 3.9%
Central CA Unified School District GO Bonds (Refunding) (MBIA) (AAA/Aaa)
1,000,000	5.00	07/01/2023	1,048,830
Oxnard CA Union High School District GO Bonds (Refunding) Series A (MBIA) (AAA/Aaa)
1,000,000	5.90	02/01/2019	1,162,060
San Diego CA Unified School District GO Bonds Series C (FSA) (AAA/Aaa)
550,000	5.00	07/01/2017	594,539
Santa Rosa CA High School District GO Bonds Election 2002 (MBIA) (AAA/Aaa)
1,395,000	5.00	08/01/2018	1,470,874
West Contra Costa CA Unified School District GO Bonds (Refunding) Series A (MBIA) (AAA/Aaa)
1,810,000	5.70	02/01/2022	2,103,908

			6,380,211

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Colorado – 2.0%
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Charter School-Littleton Academy) (BBB/NR)
$ 565,000	5.38%	01/15/2012	$ 596,137
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Charter School-University Laboratory School Project) (ETM) (NR/Baa2)
755,000	5.25	06/01/2011	787,631
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Nashville Public Radio) (BBB+/NR)
365,000	5.50	04/01/2009	378,158
390,000	5.50	04/01/2010	405,589
Colorado Water Resources & Power Development Authority Drinking Water Revenue Bonds (Revolving Funding Program) Series A (AA/Aa1)
1,000,000	5.50	09/01/2022	1,141,320

			3,308,835

Connecticut – 0.9%
Suffield CT GO Bonds (Refunding) (AA/NR)
1,400,000	5.00	06/15/2020	1,522,948

District Of Columbia – 0.7%
District of Columbia Revenue Bonds (World Wildlife Fund) Series A (AMBAC) (AAA/Aaa)
555,000	5.75	07/01/2011	609,701
Metropolitan Washington DC Airports Authority Revenue Bonds (Refunding) Series B (AMT) (MBIA) (AAA/Aaa)
500,000	5.25	10/01/2009	527,810

			1,137,511

Florida – 3.5%
Clay County FL School Board Certificates of Participation Series A (MBIA) (NR/Aaa)
175,000	4.60	07/01/2027	170,077
Florida State Board of Education Capital Outlay GO Bonds (Refunding Public Education) Series D (AAA/Aa1)
895,000	5.50	06/01/2009	959,037
Florida State Board of Education GO Bonds (Public Education) Series J (AAA/Aa1)
2,525,000	5.00	06/01/2032	2,610,294
Florida State Community Services Corp. Walton County Water & Sewer Revenue Bonds (Refunding) (AMBAC) (NR/Aaa)
1,330,000	5.50	03/01/2014	1,460,221
St. Lucie County FL Revenue Bonds (Public Improvements) (AMBAC) (AAA/Aaa)
520,000	5.00	10/01/2018	554,294

			5,753,923

Georgia – 1.3%
George L Smith II GA World Congress Control Revenue Bonds (Refunding Domed Stadium Project) (AMT) (MBIA) (AAA/Aaa)
2,000,000	6.00	07/01/2011	2,185,060

The accompanying notes are an integral part of these financial statements.	43

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2005

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Hawaii – 1.4%
Honolulu City & County GO Bonds (Unrefunded Balance) Series A (AA-/Aa2)
$2,000,000	5.75%	04/01/2012	$ 2,226,000

Illinois – 5.3%
Chicago IL Board of Education Certificates of Participation (Lease) Series A (MBIA) (AAA/Aaa)
500,000	6.25	01/01/2010	552,785
Chicago IL GO Bonds Series A (FGIC) (AAA/Aaa)(b)
2,000,000	6.00	07/01/2010	2,235,720
1,000,000	6.13	07/01/2010	1,123,200
Chicago IL GO Bonds Series A (FGIC) (ETM) (AAA/Aaa)
765,000	5.75	01/01/2008	805,545
Cook County IL School District No. 117 GO Bonds (Capital Appreciation) (FSA) (ETM) (NR/Aaa)(c)
500,000	0.00	12/01/2008	449,900
Elgin IL GO Bonds (Refunding) Series B (NR/Aa2)
25,000	4.80	01/01/2010	25,638
Illinois Educational Facilities Authority Student Housing Revenue Bonds (Educational Advancement Fund University Center Project) (NR/Baa2)
670,000	5.50	05/01/2012	712,015
Illinois Housing Development Authority Revenue Bonds (Refunding Single Family Housing) Series C-1 (AA/Aa2)
555,000	3.70	02/01/2013	540,426
500,000	3.80	02/01/2014	486,545
Kane County IL School District No. 101 GO Bonds (Batavia Building) (FSA) (NR/Aaa)
1,075,000	7.88	12/30/2007	1,178,458
Kane County IL School District No. 131 GO Bonds (Aurora East Side Capital Appreciation) Series A (FGIC) (AAA/Aaa)(c)
390,000	0.00	06/01/2006	382,715
St. Charles IL GO Bonds (Public Improvements) Series A (AMBAC) (NR/Aaa)
100,000	4.25	12/01/2023	93,514

			8,586,461

Indiana – 5.2%
Anderson IN School Building Corp. GO Bonds (First Mortgage) (FSA) (AAA/Aaa)
420,000	5.00	07/15/2016	446,137
East Noble IN Facilities School Building Revenue Bonds (Refunding First Mortgage) (MBIA) (AAA/NR)
385,000	3.00	01/15/2006	385,042
Elkhart County IN Hospital Authority Revenue Bonds (NR/A1)
390,000	4.75	08/15/2011	399,118
Evansville Vanderburgh IN Public Leasing Corp. Revenue Bonds (Refunding First Mortgage) (AMBAC) (AAA/NR)
1,740,000	5.25	07/15/2016	1,892,894
Indiana Health Facility Financing Authority Hospital Revenue Bonds (Methodist Hospital, Inc.) (Refunding) (A+/A1)
515,000	5.25	09/15/2007	532,258

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Indiana – (continued)
Indiana Transportation Finance Authority Revenue Bonds (Refunding Highway Revenue Tolls) Series C (FGIC) (AAA/Aaa)
$ 500,000	5.50%	12/01/2020	$ 565,455
Indiana University Revenue Bonds (Student Residence Systems) Series B (AMBAC) (AAA/Aaa)
500,000	5.25	11/01/2018	540,545
Merrillville IN Multi. School Building Revenue Bonds (MBIA) (AAA/Aaa)
2,500,000	6.65	07/01/2006	2,558,500
Wawasee IN Community School Corp. Revenue Bonds (New Elementary & Remodeling Building Corp.) (Refunding First Mortgage) (FSA) (AAA/NR)
1,000,000	5.00	07/15/2018	1,066,880

			8,386,829

Iowa – 1.6%
Iowa Finance Authority Revenue Bonds (Single Family Mortgage) Series A (GNMA/FNMA) (AAA/Aaa)
575,000	4.30	07/01/2016	569,635
Iowa Student Loan Liquidity Corp. Revenue Bonds Series E (AMT) (NR/Aaa)
2,000,000	5.70	06/01/2009	2,097,260

			2,666,895

Kansas – 2.4%
Kansas Independent College Finance Authority Educational Facilities Revenue Bonds (Benedictine College Project) (NR/NR)(b)
480,000	6.25	10/01/2007	500,793
Kansas State Development Finance Authority Revenue Bonds (Refunding Athletic Facilities University of Kansas) Series K (A/A1)
1,065,000	5.00	06/01/2018	1,110,987
Lawrence KS Hospital Revenue Bonds (Refunding Lawrence Memorial Hospital) (NR/Baa1)
750,000	5.25	07/01/2012	792,180
Sedgwick County KS Unified School District No. 259 Wichita GO Bonds (MBIA) (AAA/Aaa)
1,335,000	5.50	09/01/2011	1,443,963

			3,847,923

Kentucky – 0.9%
Butler County KY School District Finance Corp. School Building Revenue Bonds (Refunding) Series B (NR/Aa3)
560,000	3.25	08/01/2013	525,185
Jefferson County KY GO Bonds (Refunding) Series C (AMT) (AA/Aa2)
465,000	5.38	05/15/2007	479,587
460,000	5.45	05/15/2008	480,875

			1,485,647

44	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Louisiana – 2.5%
Louisiana Local Government Environmental Facilities Community Development Authority Revenue Bonds (Capital Projects & Equipment Acquisition) (AMBAC) (AAA/Aaa)
$2,755,000	5.25%	12/01/2018	$ 2,929,419
Tangipahoa Parish LA Hospital Service District No. 1 Revenue Bonds (Refunding North Oaks Medical Center Project) Series A (A/NR)
1,100,000	5.38	02/01/2018	1,148,785

			4,078,204

Maryland – 1.1%
Maryland State Health & Higher Education Facilities Authority Revenue Bonds (Board of Child Care) (A/NR)
450,000	4.00	07/01/2006	452,173
1,250,000	5.50	07/01/2013	1,349,525

			1,801,698

Massachusetts – 0.0%
Massachusetts State Health & Educational Facilities Authority Revenue Bonds (Boston College) Series L (AA-/Aa3)
10,000	5.25	06/01/2013	10,509

Michigan – 10.5%
Galesburg-Augusta MI Community Schools GO Bonds (Refunding) (Q-SBLF/FGIC) (AAA/Aaa)
25,000	4.50	05/01/2030	24,101
Genesee County MI Sewage Disposal Systems Revenue Bonds (Interceptors & Treatment Facilities) (FGIC) (AAA/Aaa)
550,000	4.00	05/01/2014	552,189
Lake Orion MI Community School District GO Bonds Series A (Q-SBLF/FGIC) (AAA/Aaa)(b)
2,000,000	6.00	05/01/2010	2,206,280
Michigan Higher Education Facilities Authority Limited Obligation Revenue Bonds (Calvin College Project) (NR/NR)
500,000	5.40	12/01/2011	522,745
1,125,000	5.55	12/01/2013	1,178,044
2,000,000	5.65	12/01/2014	2,099,600
Michigan State Hospital Finance Authority Revenue Bonds (Ascension Health Credit) Series A (MBIA) (AAA/Aaa)
2,500,000	5.50	11/15/2010	2,676,075
Michigan State Hospital Finance Authority Revenue Bonds Series A (AAA/Aa2)(b)
1,650,000	6.13	11/15/2009	1,827,243
Michigan State Housing Development Authority Revenue Bonds Series B (AMT) (AMBAC) (AAA/NR)
1,500,000	4.80	12/01/2010	1,525,290
Newaygo MI Public Schools GO Bonds (Q-SBLF) (AA/Aa2)(b)
750,000	5.00	05/01/2010	799,620
250,000	5.13	05/01/2010	267,832
Paw Paw MI Public School District GO Bonds (School Building & Site) (Q-SBLF) (AA/Aa2)(b)
475,000	5.30	05/01/2010	512,321

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Michigan – (continued)
South Lyon MI Community Schools GO Bonds Series A (Q-SBLF) (AA/Aa2)(b)
$ 875,000	5.50%	05/01/2010	$ 950,985
Stockbridge MI Community Schools GO Bonds (Q-SBLF) (AA/Aa2)(b)
665,000	5.10	05/01/2010	711,749
Thornapple Kellogg MI School District GO Bonds (Refunding) (FSA/Q-SBLF) (AAA/Aaa)
1,130,000	5.00	05/01/2021	1,185,901

			17,039,975

Minnesota – 3.5%
Chaska MN Electric Revenue Bonds Series A (NR/A3)(b)
1,000,000	6.00	10/01/2010	1,112,350
Dakota County MN Community Development Agency GO Bonds (Governmental Housing Development) (Refunding Senior Housing Facilities) Series A (AA+/Aaa)
900,000	5.00	01/01/2015	957,762
875,000	5.00	01/01/2016	926,363
1,050,000	5.00	01/01/2017	1,107,551
Minneapolis MN Revenue Bonds (Blake School Project) (NR/A2)
240,000	4.40	09/01/2008	245,887
320,000	4.50	09/01/2009	330,198
Minnesota State Higher Education Facilities Authority Revenue Bonds (St. John University) Series 6-G (NR/A2)
1,000,000	5.00	10/01/2009	1,046,900

			5,727,011

Mississippi – 0.6%
Mississippi Medical Center Educational Building Corp. Revenue Bonds (University of Mississippi Medical Center Project) (MBIA-IBC) (ETM) (AAA/Aaa)
1,000,000	5.65	12/01/2009	1,048,180

Missouri – 12.9%
Cape Girardeau County MO Industrial Development Authority Health Care Facilities Revenue Bonds (St. Francis Medical Center) Series A (A+/NR)
500,000	5.25	06/01/2012	534,625
Fort Zumwalt MO School District GO Bonds (Refunding Direct Deposit Program) Series A (AA+/Aa1)
835,000	5.00	03/01/2020	881,443
Howard Bend MO Levee District Special Tax Revenue Bonds (NR/NR)
600,000	5.30	03/01/2008	617,004
600,000	5.65	03/01/2013	627,372
Independence MO School District GO Bonds (Refunding Direct Deposit Program) (FSA) (AAA/Aaa)
1,000,000	4.50	03/01/2018	1,024,380
Jackson County MO Public Building Corp. Leasehold Revenue Bonds (Capital Improvements Project) (NR/Aa3)
865,000	5.00	12/01/2013	932,851
855,000	5.00	12/01/2014	913,499

The accompanying notes are an integral part of these financial statements.	45

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2005

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Jefferson City MO School District GO Bonds Series A (NR/Aa2)
$ 300,000	6.70%	03/01/2011	$ 330,027
Joplin MO Industrial Development Authority Health Care Facilities Revenue Bonds (Freeman Health Systems Project) (BBB+/NR)
290,000	4.00	02/15/2008	290,615
555,000	5.50	02/15/2014	591,402
Kansas City MO Airport Revenue Bonds (Refunding & General Improvement) Series H (A+/A1)
1,455,000	5.00	09/01/2009	1,527,153
Kirkwood MO School District Educational Facilities Authority Leasehold Revenue Bonds (Kirkwood School District R-7 Project) Series B (MBIA) (NR/Aaa)
1,105,000	5.00	02/15/2016	1,179,322
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Hartman Heritage Center Phase II) (AMBAC) (AAA/Aaa)
1,070,000	5.00	04/01/2019	1,115,807
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Riverside-Quindaro L-385 Project) (NR/NR)
725,000	5.60	03/01/2016	743,669
Missouri State Health & Educational Facility Authority Revenue Bonds (SSM Health Care) Series A (MBIA) (AAA/Aaa)
200,000	5.00	06/01/2012	208,056
Missouri State Health & Educational Facility Revenue Bonds (BJC Health Systems) Series A (ETM) (NR/Aaa)
500,000	6.75	05/15/2012	589,370
Missouri State Health and Educational Facilities Revenue Bonds (Washington University) Series A (AAA/Aa1)
1,620,000	5.00	02/15/2021	1,705,941
Missouri State Housing Development Commission Revenue Bonds (Multifamily Housing) Series II (FHA) (AA/NR)
1,155,000	4.75	12/01/2010	1,189,604
North Kansas City MO School District No. 74 GO Bonds (Refunding and Improvement-State Aid Direct Deposit) (AA+/Aa1)
1,000,000	5.00	03/01/2015	1,072,330
Osage Beach MO Waterworks & Sewer System Revenue Bonds (NR/NR)(b)
225,000	5.50	12/01/2010	244,780
290,000	5.60	12/01/2010	316,828
Raytown MO Sewer Revenue Bonds (NR/NR)
375,000	4.63	07/01/2024	357,169
St. Charles MO Certificates of Participation Series B (NR/A2)
1,000,000	5.50	05/01/2018	1,063,670
St. Charles MO Community College GO Bonds (Refunding) (MBIA) (NR/Aaa)
1,000,000	5.25	02/15/2018	1,099,890

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
St. Louis MO Parking Facilities Revenue Bonds (Downtown Parking Facilities) Series A (NR/NR)
$ 775,000	5.88%	02/01/2020	$ 795,041
St. Peters MO GO Bonds (Refunding) (FGIC) (NR/Aaa)
650,000	7.20	01/01/2008	702,416
290,000	7.20	01/01/2009	322,654

			20,976,918

Nebraska – 1.6%
Lincoln Lancaster County NE Public Building Community GO Bonds (Refunding Tax Supported Lease Rental) (AA+/Aa1)
1,020,000	5.00	10/15/2014	1,096,877
Omaha-Douglas NE Public Building Commission GO Bonds (AA+/Aa2)
1,390,000	5.00	05/01/2013	1,491,331

			2,588,208

New Mexico – 0.0%
New Mexico Mortgage Finance Authority Revenue Bonds (Single Family Mortgage Program) Series A-3 (GNMA/FNMA/FHLMC) (AAA/NR)
10,000	6.15	09/01/2017	10,446

New York – 4.9%
Metropolitan Transportation Authority NY Service Contract Revenue Bonds (Refunding) Series A (AA-/A2)
2,000,000	5.10	01/01/2021	2,097,600
New York NY City Transitional Finance Authority Revenue Bonds (Prerefunded Future Tax) Series B (AAA/Aa1)(b)
375,000	6.00	05/15/2010	419,696
New York NY City Transitional Finance Authority Revenue Bonds (Unrefunded Future Tax) Series B (AAA/Aa1)(b)
125,000	6.00	05/15/2010	139,899
New York NY GO Bonds (Prerefunded) Series J (A+/A1)
645,000	5.25	08/01/2011	684,829
New York NY GO Bonds (Unrefunded Balance) Series J (A+/A1)
2,585,000	5.25	08/01/2011	2,713,267
New York NY GO Bonds Series G (A+/A1)
1,000,000	5.63	08/01/2013	1,093,310
New York State Dormitory Authority Revenue Bonds (Unrefunded Balance) Series C (AA-/A3)
240,000	7.38	05/15/2010	260,971
New York State Dormitory Authority Revenue Bonds Series B (AA-/A2)
540,000	5.00	05/15/2008	560,396

			7,969,968

North Carolina – 0.2%
North Carolina Housing Finance Agency Revenue Bonds (Single Family) Series TT (AMT) (AA/Aa2)
175,000	5.00	03/01/2007	175,791
190,000	5.00	09/01/2007	191,537

			367,328

46	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
North Dakota(b) – 0.3%
North Dakota State Municipal Bond Bank Revenue Bonds (State Revolving Funding Program) Series A (NR/Aaa)
$ 400,000	6.00%	10/01/2010	$ 445,896

Ohio – 3.0%
Akron OH Certificates of Participation (Parking Facilities Project) Series A (AMBAC) (AAA/NR)
1,250,000	5.00	12/01/2016	1,339,937
Cleveland OH GO Bonds (MBIA) (AAA/Aaa)
500,000	5.50	08/01/2008	528,970
Cleveland OH Municipal School District GO Bonds (FSA) (AAA/Aaa)
1,695,000	5.00	12/01/2022	1,775,597
Cuyahoga County OH GO Bonds (AA+/Aa1)
165,000	5.55	12/01/2020	177,426
Kettering OH City School District GO Bonds (School Improvement) (FSA) (NR/Aaa)
1,065,000	5.00	12/01/2020	1,121,094

			4,943,024

Oklahoma – 1.7%
Tulsa County OK Public Facilities Authority Capital Improvement Revenue Bonds (AA-/NR)
2,530,000	6.20	11/01/2014	2,815,586

Oregon – 2.7%
Oregon State Housing & Community Services Department Mortgage Revenue Bonds (Single-Family Mortgage) Series D (NR/Aa2)
1,300,000	4.35	07/01/2018	1,302,990
1,505,000	4.40	07/01/2019	1,509,621
1,010,000	4.45	07/01/2020	1,012,313
Oregon State Housing & Community Services Department Mortgage Revenue Bonds Series E (NR/Aa2)
455,000	4.60	07/01/2030	446,414
Oregon State Housing & Community Services Department Revenue Bonds Series D (AMT) (NR/Aa2)
70,000	5.55	07/01/2006	70,237

			4,341,575

Rhode Island – 0.4%
Rhode Island State Student Loan Revenue Bonds Series 3 (AMBAC) (AMT) (NR/Aaa)
180,000	5.70	12/01/2012	188,123
190,000	5.75	12/01/2013	198,649
205,000	5.80	12/01/2014	214,508
125,000	5.90	12/01/2015	131,413

			732,693

South Carolina – 1.9%
Berkeley County SC GO Bonds (Refunding & Improvement) (FSA) (AAA/Aaa)
445,000	5.00	09/01/2014	478,344

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
South Carolina – (continued)
College of Charleston SC Revenue Bonds (Academic & Administrative Facilities) Series B (XLCA) (NR/Aaa)
$ 750,000	5.00%	04/01/2023	$ 779,182
Easley SC Utility Revenue Bonds (Combined) (FSA) (AAA/Aaa)(b)
1,000,000	5.00	12/01/2012	1,077,040
Greenville County SC Public Facilities Corp. Certificates of Participation (Refunding University Center Project) (AMBAC) (AAA/Aaa)
700,000	5.00	04/01/2016	750,449

			3,085,015

South Dakota – 2.3%
Hot Springs SD School District No. 023-2 GO Bonds (FSA) (AAA/Aaa)
120,000	4.80	07/01/2009	124,566
South Dakota Housing Development Authority Revenue Bonds (AAA/Aa1)(a)
300,000	4.65	05/01/2006	300,273
South Dakota Housing Development Authority Revenue Bonds (Homeowner Mortgage-E-1) (AMT) (AAA/Aa1)
780,000	4.70	05/01/2006	779,992
250,000	5.15	05/01/2011	256,340
South Dakota Housing Development Authority Revenue Bonds (Homeownership Mortgage) Series D (AMT) (AAA/Aa1)
745,000	4.70	05/01/2006	745,827
South Dakota State Health & Educational Facilities Authority Revenue Bonds (Rapid City Regional Hospital) (MBIA) (AAA/Aaa)
800,000	5.00	09/01/2008	834,192
660,000	5.00	09/01/2010	700,280

			3,741,470

Tennessee – 1.1%
Memphis TN Water Refunding Revenue Bonds (AAA/Aaa)
1,000,000	6.00	01/01/2006	1,004,890
Memphis-Shelby County TN Sports Authority, Inc. Revenue Bonds (Memphis Arena Project) Series A (AMBAC) (AAA/Aaa)
700,000	5.50	11/01/2011	770,343

			1,775,233

Texas – 5.7%
Brownwood TX Independent School District GO Bonds (Refunding School Building) (FGIC) (NR/Aaa)
1,245,000	5.25	02/15/2016	1,357,560
Channelview TX Independent School District GO Bonds (Building) Series B (PSF-GTD) (AAA/Aaa)
250,000	5.00	08/15/2020	262,300
625,000	5.00	08/15/2021	653,888
Corpus Christi TX Utility System Revenue Bonds (Refunding) (FSA) (AAA/Aaa)
375,000	5.00	07/15/2012	401,606

The accompanying notes are an integral part of these financial statements.	47

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2005

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Texas – (continued)
Dickinson TX Independent School District GO Bonds (Refunding School Building) (PSF-GTD) (AAA/Aaa)
$ 500,000	5.00%	02/15/2014	$ 536,025
El Paso TX Water and Sewer Revenue Bonds (Refunding) Series B (FSA) (AAA/NR)
500,000	5.25	03/01/2021	534,960
Frenship TX Independent School District GO Bonds (Capital Appreciation Refunding School Building) (PSF-GTD) (NR/Aaa)(c)
845,000	0.00	02/15/2014	591,627
North Harris Montgomery Community College District Revenue Bonds (FGIC) (AAA/Aaa)
420,000	5.75	02/15/2018	453,965
North TX Municipal Water District Texas Regional Solid Waste Disposal System Revenue Bonds (AMBAC) (AAA/Aaa)
1,690,000	5.00	09/01/2020	1,759,273
Roma TX Independent School District GO Bonds (Refunding) (PSF-GTD) (AAA/NR)
1,060,000	5.00	08/15/2021	1,104,912
San Antonio TX GO Bonds (General Improvement) (AA+/Aa2)(b)
10,000	6.00	02/01/2010	10,998
United TX Independent School District GO Bonds (Capital Appreciation) (PSF-GTD) (AAA/Aaa)(c)
600,000	0.00	08/15/2010	499,488
West University Place TX GO Bonds (Permanent Improvement) (FGIC) (AAA/Aaa)(b)
990,000	5.25	02/01/2010	1,059,746

			9,226,348

Virginia – 0.7%
Richmond VA Metropolitan Authority Expressway Revenue Bonds (Refunding) (FGIC) (AAA/Aaa)
1,000,000	5.25	07/15/2017	1,107,930

Washington – 3.5%
Kitsap County WA GO Bonds (Refunding) (MBIA) (AAA/Aaa)
1,075,000	5.00	07/01/2020	1,126,116
Port Seattle WA GO Bonds Series B (AMT) (AA+/Aa1)
1,890,000	6.00	12/01/2015	2,051,236
Skagit County WA Public Hospital District Revenue Bonds (Refunding) (NR/Baa3)
1,000,000	4.00	12/01/2006	1,002,070
Washington Higher Educational Facility University of Puget Sound Revenue Bonds (A+/A1)
500,000	5.00	10/01/2006	508,275
Washington State Higher Education Facilities Authority Revenue Bonds (Refunding University of Puget Sound Project) (A+/A1)
1,000,000	4.75	10/01/2008	1,025,640

			5,713,337

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Wisconsin – 1.6%
Grafton WI School District GO Bonds (MBIA) (NR/Aaa)(b)
$ 615,000	5.75%	04/01/2011	$ 681,697
Sun Prairie WI Area School District GO Bonds (Refunding) (FSA) (NR/Aaa)
360,000	5.00	03/01/2025	366,275
Wisconsin State Certificates of Participation (Master Lease) Series D (MBIA) (AAA/Aaa)
1,465,000	4.00	03/01/2007	1,480,441

			2,528,413

Wyoming – 0.6%
Wyoming Community Development Authority Housing Revenue Bonds Series 5 (AMT) (AA+/Aa1)
785,000	4.80	06/01/2009	797,599
Wyoming Community Development Authority Housing Revenue Bonds Series 7 (AA+/Aa1)
30,000	5.15	12/01/2010	31,402
135,000	5.20	12/01/2011	141,804

			970,805

Puerto Rico – 0.6%
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Bonds Series AA (BBB+/Baa2)
1,000,000	5.00	07/01/2006	1,011,380
Puerto Rico Electric Power Authority Revenue Bonds (Refunding) (MBIA) (AAA/Aaa)
10,000	5.00	07/01/2020	10,823

			1,022,203

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $152,918,384)			$156,986,821

Short-Term Obligation(b)(e) – 0.3%
Connecticut State Special Tax Obligation (Transportation Infrastructure) (Refunding) Series 2 (AMBAC) (A-1+/VMIG1)
$ 500,000	2.78%	11/02/2005	$ 500,000
(Cost $500,000)

Repurchase Agreement(d) – 2.1%
State Street Bank & Trust Co.
$3,402,000	3.42%	11/01/2005	$3,402,000
Maturity Value: $3,402,323
(Cost $3,402,000)

TOTAL INVESTMENTS – 98.8%
(Cost $156,820,384)			$160,888,821
Other assets in excess of liabilities – 1.2%			1,904,211

Net Assets – 100.0%			$162,793,032

48	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2005.
(b)	Prerefunded security. Maturity date disclosed is prerefunding date.
(c)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Repurchase agreement was entered into on October 31, 2005. This agreement was fully collateralized by $2,750,000 U.S. Treasury Bond, 6.75% due 8/15/2026 with a market value of $3,472,043.
(e)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

Security ratings disclosed are issued by Standard & Poor’s Ratings Services/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AMBAC	—Insuredby American Municipal Bond Assurance Corp.
AMT	—AlternativeMinimum Tax
ETM	—Escrowto Maturity
FGIC	—Insuredby Financial Guaranty Insurance Co.
FHA	—Insuredby Federal Housing Administration
FHLMC	—Insuredby Federal Home Loan Mortgage Corp.
FNMA	—Insuredby Federal National Mortgage Association
FSA	—Insuredby Financial Security Assurance Co.
GNMA	—Insuredby Government National Mortgage Association
GO	—GeneralObligation
MBIA	—Insuredby Municipal Bond Investors Assurance
MBIA-IBC	—Insuredby Municipal Bond Investors Assurance - Insured Bond Certificates
NR	—NotRated
PSF-GTD	—Guaranteedby Permanent School Fund
Q-SBLF	—QualifiedSchool Bond Loan Fund
XLCA	—Insuredby XL Capital Assurance, Inc.

PORTFOLIO COMPOSITION AS OF 10/31/05

Sector Allocation

General Obligations	28.3%
Prerefunded Escrow to Maturity	12.4
Lease	11.9
Education	9.8
General	9.2
Single Family Housing	6.9
Hospital	6.8
Water/Sewer	4.5
Transportation	4.3
Short-term Investments	2.4
Student	1.8
Crossover	0.9
Multi Family Housing	0.8

The percentages shown for each investment category reflects the value of investments in that category as a percentage of market value.

The Fund is actively managed and, over such its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	49

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2005

The following is performance information for the Commerce Missouri Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2005

Average Annual Total Return through October 31, 2005	Since Inception	Ten Years	Five Years	One Year
Institutional Shares (commenced February 21, 1995)(a)	4.85%	4.63%	4.82%	0.61%
Service Shares (commenced December 26, 2000)(a)
Excluding sales charges	4.20%	n/a	n/a	0.36%
Including sales charges (maximum sales charge 2.00%)	3.77%	n/a	n/a	-1.62%
Lehman 3-15 Year Blend Index (as of February 21, 1995)(b)	5.90%	5.50%	5.49%	1.15%

Missouri Tax-Free Intermediate Bond Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested February 21, 1995 to October 31, 2005.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	The Lehman 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments

October 31, 2005

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – 98.4%
Michigan(a) – 0.6%
Michigan State Hospital Finance Authority Revenue Bonds (Ascension Health Credit) Series A (MBIA) (AAA/Aaa)
$ 500,000	5.50%	11/15/2010	$ 535,215
Michigan State Hospital Finance Authority Revenue Bonds Series A (AAA/Aa2)
500,000	6.13	11/15/2009	553,710

			1,088,925

Missouri – 94.5%
Belton MO Capital Improvement Sales Tax Revenue Bonds (MBIA) (NR/Aaa)
200,000	5.00	03/01/2006	201,360
Belton MO Certificates of Participation Series B (MBIA) (NR/Aaa)(a)
535,000	4.65	03/01/2011	548,011
Belton MO School District No. 124 Direct Deposit Program GO Bonds Series A (Refunding) (AA+/Aa1)
650,000	4.00	03/01/2017	636,623
675,000	4.00	03/01/2018	649,147
Bonne Terre MO Certificates of Participation (AMBAC) (NR/Aaa)
250,000	5.25	11/01/2015	272,428
Branson MO Reorganized School District No. R-4 GO Bonds (FSA) (AAA/NR)
1,000,000	5.00	03/01/2018	1,057,200
1,250,000	5.00	03/01/2019	1,318,550
Branson MO Reorganized School District Revenue Bonds (AMBAC) (AAA/Aaa)
300,000	5.50	03/01/2014	333,384
Camdenton MO Reorganized School District No. RIII GO Bonds (Refunding & Improvement) (FSA) (AAA/Aaa)
500,000	5.25	03/01/2017	550,230
1,000,000	4.00	03/01/2020	950,510
1,000,000	5.25	03/01/2021	1,073,900
Cape Girardeau County MO Industrial Development Authority Health Care Facilities Revenue Bonds (St. Francis Medical Center) Series A (A+/NR)
1,030,000	5.25	06/01/2011	1,098,536
1,000,000	5.25	06/01/2013	1,072,210
Cape Girardeau MO Special Obligation Revenue Bonds (Refunding & Improvement) (NR/NR)
335,000	4.50	10/01/2006	336,353
Citizens Memorial Hospital District Revenue Bonds (Polk County Hospital) (Refunding Series B) (NR/Aaa)(a)
810,000	5.00	08/01/2007	835,061
Citizens Memorial Hospital District Revenue Bonds (Polk County Hospital) (Refunding Series B) (ETM) (NR/Aaa)
140,000	5.00	08/01/2007	144,332
Clay County MO Public Building Authority Leasehold Revenue Bonds Series C (FSA) (AAA/Aaa)
40,000	5.00	05/15/2009	41,600

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Clay County MO Public School District No. 53 Direct Deposit Program GO Bonds (AA+/NR)
$ 825,000	5.60%	03/01/2013	$ 889,160
Clay County MO Public School District No. 53 Direct Deposit Program Series B (FSA) (AAA/Aaa)
1,000,000	5.00	03/01/2018	1,045,690
Clay County MO Public School District No. 53 Liberty Direct Deposit Program GO Bonds Series A (Refunding) (FSA) (AAA/Aaa)
1,000,000	5.00	03/01/2018	1,045,690
Clay County MO Reorganized School District No. R1 Kearney Direct Deposit Program GO Bonds (AA+/Aa1)
740,000	5.00	03/01/2013	780,604
850,000	5.00	03/01/2014	895,798
900,000	5.00	03/01/2015	946,278
Clay County MO Reorganized School District No. R1 Kearney School Building Direct Deposit Program GO Bonds Series B (AA+/Aa1)
695,000	5.00	03/01/2021	727,665
650,000	5.00	03/01/2022	678,522
Clinton MO Certificates of Participation (Refunding & Improvement) (NR/NR)
500,000	5.00	12/01/2012	519,290
Columbia MO Certificates of Participation (Stephens Lake Property) (AA-/NR)
1,000,000	5.98	01/01/2007	1,004,280
Columbia MO Water & Electricity Revenue Bonds (Prerefunded-Refunding and Improvement Series A) (AA-/A1)(a)
320,000	4.70	10/01/2008	332,960
Columbia MO Water & Electricity Revenue Bonds (Unrefunded Balance-Refunding and Improvement Series A) (AA-/A1)
230,000	4.70	10/01/2010	237,827
Florissant MO Certificates of Participation (FGIC) (NR/Aaa)
330,000	5.00	08/01/2011	353,410
560,000	5.00	08/01/2012	601,686
485,000	5.00	08/01/2015	514,866
500,000	5.00	08/01/2016	528,365
450,000	5.00	08/01/2017	473,085
Fort Zumwalt MO School District GO Bonds (Refunding Direct Deposit Program Series A) (AA+/Aa1)
700,000	5.00	03/01/2017	746,711
935,000	5.00	03/01/2018	993,671
945,000	5.00	03/01/2019	1,001,294
Franklin County MO Public Water Supply District No. 3 Certificates of Participation (Refunding Series C) (FGIC) (NR/Aaa)
395,000	5.00	12/01/2015	420,379
Greene County MO Reorganized School District No. R8 Direct Deposit Program GO Bonds (FSA) (AAA/Aaa)
520,000	5.25	03/01/2016	561,116
1,050,000	5.25	03/01/2019	1,117,840

The accompanying notes are an integral part of these financial statements.	51

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2005

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Hickman Mills MO C-1 School District Direct Deposit Program GO Bonds (FSA) (AAA/Aaa)
$2,300,000	5.00%	03/01/2019	$ 2,410,469
Howard Bend MO Levee District Special Tax Revenue Bonds (NR/NR)
635,000	5.25	03/01/2007	645,706
850,000	5.85	03/01/2019	891,565
Independence MO School District GO Bonds (AA+/Aa1)
1,230,000	5.25	03/01/2013	1,297,392
Independence MO School District Refunding Direct Deposit Program GO Bonds (FSA) (AAA/Aaa)
600,000	5.00	03/01/2013	644,850
Jackson County MO Consolidated School District No. 002 Direct Deposit Program GO Bonds (AA+/NR)
1,275,000	5.00	03/01/2018	1,328,728
Jackson County MO Public Building Corp. Leasehold Revenue Bonds Series A (NR/Aa3)
325,000	5.25	11/01/2014	344,442
340,000	5.35	11/01/2015	361,097
Jackson County MO Reorganized School District No. 007 Lee’s Summit Direct Deposit GO Bonds (Refunding & Improvement) (FSA) (AAA/Aaa)
1,070,000	5.25	03/01/2015	1,156,477
Jackson County MO Reorganized School District No. 007 Lee’s Summit School District Certificates of Participation (Refunding) (NR/NR)
200,000	5.00	10/01/2006	202,050
325,000	5.00	10/01/2007	330,551
300,000	5.00	10/01/2008	305,568
Jackson County MO Special Obligation Revenue Bonds Series A (MBIA) (NR/Aaa)
2,000,000	5.50	12/01/2012	2,197,480
Jefferson County MO Consolidated Public Water Supply District No. C-1 (AMBAC) (NR/Aaa)
1,000,000	5.25	12/01/2015	1,089,220
Jefferson County MO Consolidated School District No. 006 Direct Deposit Program (MBIA) (AAA/Aaa)
1,000,000	5.00	03/01/2018	1,045,690
2,000,000	5.00	03/01/2019	2,084,600
Jefferson County MO Reorganized School District No. R6 GO Bonds (Refunding Insured) (FGIC) (AAA/Aaa)
530,000	5.00	03/01/2011	557,295
Johnson County MO Hospital Revenue Bonds (Western MO Medical Center Project) (Radian) (AA/NR)
330,000	5.35	06/01/2009	350,810
425,000	5.70	06/01/2013	453,654
380,000	5.75	06/01/2014	407,881
400,000	5.80	06/01/2015	429,140
Joplin MO Industrial Development Authority Health Facilities Revenue Bonds (Freeman Health System Project) (BBB+/NR)
600,000	5.50	02/15/2012	637,878

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Joplin MO Industrial Development Authority Revenue Bonds (Catholic Health Initiatives Series A) (AA/Aa2)
$ 900,000	5.50%	12/01/2007	$ 940,896
Kansas City MO Airport Revenue Bonds (Refunding & General Improvement) Series H (A+/A1)
1,500,000	5.00	09/01/2009	1,574,385
Kansas City MO Municipal Assistance Corp. Revenue Bonds (Refunding & Improvement Series B) (AA-/A1)
300,000	6.20	10/01/2007	316,659
Kansas City MO Water Revenue Bonds Series A (AA/A1)
1,640,000	5.75	12/01/2017	1,789,535
1,735,000	5.80	12/01/2018	1,897,170
Kansas City MO Water Revenue Bonds Series C (FGIC) (AAA/Aaa)
850,000	5.00	12/01/2016	896,367
1,035,000	5.00	12/01/2019	1,082,931
Lake of the Ozarks Community Board Corp. MO Bridge System Revenue Bonds (NR/Aaa)(a)
15,000	6.25	12/01/2006	15,735
Lebanon MO Reorganized School District No. R-3 Direct Deposit Program GO Bonds (AA+/NR)
270,000	5.45	03/01/2014	289,391
Lee’s Summit MO Water & Sewer Revenue Bonds (Refunding) (AMBAC) (NR/Aaa)
1,335,000	5.25	07/01/2011	1,445,418
1,000,000	5.25	07/01/2012	1,076,350
1,135,000	5.25	07/01/2015	1,218,059
Lee’s Summit MO Water & Sewer Revenue Bonds Combination Series A (AMBAC) (NR/Aaa)
480,000	5.00	07/01/2020	502,368
Marion County MO School District No. 060 Direct Deposit Program GO Bonds (Refunding & Improvement) (FSA) (AAA/Aaa)
1,000,000	5.00	03/01/2024	1,045,440
Mehlville MO School District No. R-9 Certificates of Participation (Capital Improvement Projects) (FSA) (AAA/Aaa)
1,000,000	5.25	09/01/2012	1,090,190
Missouri 210 Highway Transportation Development District Revenue Bonds Series A (U.S. Bank NA LOC) (AA-/A1)
2,125,000	4.80	07/15/2006	2,148,694
Missouri Development Finance Board Cultural Facilities Revenue Bonds (Nelson Gallery Foundation) Series A (MBIA) (AAA/Aaa)
1,410,000	5.25	12/01/2015	1,519,980
Missouri Higher Education Student Loan Revenue Bonds Series EE (AMT) (NR/Aaa)
500,000	4.50	02/15/2010	507,365
Missouri Higher Education Student Loan Revenue Bonds Series RR (AMT) (NR/A2)
1,500,000	5.85	07/15/2010	1,591,980

52	The accompanying notes are an integral part of these financial statements.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Certificates of Participation (Bonne Terre Prison Project) Series A (AMBAC) (AAA/Aaa)(a)
$ 400,000	5.05%	06/01/2009	$ 423,844
500,000	5.13	06/01/2009	531,065
Missouri State Development Finance Board Infrastructure Facilities (Eastland Centre PJ-A) (A+/NR)
700,000	5.75	04/01/2012	741,881
Missouri State Development Finance Board Infrastructure Facilities (Hartman Heritage Centre PJ-A) (AMBAC) (NR/Aaa)
1,430,000	5.55	04/01/2012	1,522,964
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Hartman Heritage Center Phase II) (AMBAC) (AAA/Aaa)
300,000	5.00	04/01/2013	320,655
1,240,000	5.00	04/01/2021	1,289,550
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Riverside-Quindaro L-385 Project) (NR/NR)
530,000	5.20	03/01/2011	540,648
1,035,000	5.30	03/01/2012	1,052,512
680,000	5.60	03/01/2016	697,510
Missouri State Environmental Improvement & Energy Resources Authority Pollution Control Revenue Bonds (Electric Coop Thomas Hill) (AA/A1)
1,500,000	5.50	12/01/2006	1,536,870
Missouri State Environmental Improvement & Energy Resources Authority Pollution Control Revenue Bonds (Tri-County Water Authority Project) (Radian) (AA/NR)
445,000	5.60	04/01/2011	475,968
1,500,000	6.00	04/01/2022	1,606,080
Missouri State Environmental Improvement & Energy Resources Authority Water Facilities (Refunding) (Tri-County Water Authority Project) (Radian) (AA/NR)
425,000	5.50	04/01/2009	449,850
450,000	5.55	04/01/2010	473,778
280,000	5.75	04/01/2019	296,752
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds (Unrefunded Balance State Revolving Series D) (NR/Aaa)
170,000	5.13	01/01/2010	176,851
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series A (Balance State Revolving Funds Program) (NR/Aaa)
210,000	5.13	07/01/2011	223,619
535,000	5.20	07/01/2012	569,984
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series B (State Revolving Funds Program) (NR/Aaa)
1,790,000	5.25	01/01/2011	1,907,245
2,130,000	5.13	01/01/2018	2,266,895
725,000	5.00	01/01/2022	760,967

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series D (State Revolving Funds Program) (NR/Aaa)(a)
$ 170,000	5.13%	01/01/2007	$ 177,189
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series E (State Revolving Funds Program) (NR/Aaa)
735,000	5.75	01/01/2009	788,824
Missouri State Health & Educational Facility Revenue Bonds (Barnes-Jewish, Inc.) (AA/Aa2)
150,000	6.00	05/15/2011	165,854
Missouri State Health & Educational Facility Revenue Bonds (Barnes-Jewish, Inc.) Series A (AMBAC-TCRS) (AAA/Aaa)
1,735,000	5.15	05/15/2010	1,849,527
Missouri State Health & Educational Facility Revenue Bonds (BJC Health Systems) Series A (ETM) (NR/Aaa)
2,000,000	6.75	05/15/2012	2,357,480
Missouri State Health & Educational Facility Revenue Bonds (Central Institute for the Deaf) (Radian) (AA/NR)(a)
1,000,000	5.85	01/01/2010	1,094,270
Missouri State Health & Educational Facility Revenue Bonds (Children’s Mercy Hospital) (A+/NR)
280,000	5.00	05/15/2012	289,828
550,000	5.25	05/15/2018	564,014
Missouri State Health & Educational Facility Revenue Bonds (Jefferson Memorial Hospital) (NR/Baa2)
925,000	5.00	08/15/2008	940,540
Missouri State Health & Educational Facility Revenue Bonds (Lake Regional Health System Project) (BBB+/NR)
510,000	5.00	02/15/2014	524,948
Missouri State Health & Educational Facility Revenue Bonds (St. Anthony’s Medical Center) (A/A2)
500,000	6.25	12/01/2008	530,175
700,000	6.25	12/01/2012	771,995
Missouri State Health & Educational Facility Revenue Bonds (St. Louis University) (AA-/A1)
1,200,000	5.25	10/01/2010	1,257,264
1,000,000	5.50	10/01/2012	1,101,800
Missouri State Health & Educational Facility Revenue Bonds (St. Louis University) (AMBAC) (AAA/Aaa)
1,000,000	5.00	10/01/2010	1,036,270
Missouri State Health & Educational Facility Revenue Bonds (St. Luke’s Episcopal-Presbyterian Hospital) (FSA) (AAA/Aaa)
1,650,000	4.75	12/01/2010	1,736,509
Missouri State Health & Educational Facility Revenue Bonds (St. Lukes Health System) Series A (FSA) (AAA/Aaa)
250,000	5.00	11/15/2010	266,453
2,000,000	5.00	11/15/2014	2,139,400
Missouri State Health & Educational Facility Revenue Bonds (University of Missouri-Columbia Arena Project) (AA+/Aa1)
500,000	5.00	11/01/2017	526,960

The accompanying notes are an integral part of these financial statements.	53

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2005

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Health & Educational Facility Revenue Bonds (Washington University) Series A (AAA/Aa1)
$1,000,000	5.00%	02/15/2017	$ 1,062,500
1,545,000	5.00	02/15/2020	1,630,593
Missouri State Highways & Transportation Commission Redevelopment Revenue Bonds Series A (AAA/Aaa)
500,000	5.00	02/01/2008	519,540
875,000	5.50	02/01/2009	934,001
450,000	5.00	02/01/2015	474,993
Missouri State Housing Development Community Mortgage Revenue Bonds (Multifamily Housing) Series II (FHA) (AA/NR)
630,000	4.50	12/01/2008	640,112
790,000	4.65	12/01/2009	805,839
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Loan A-1) (AMT) (GNMA/FNMA) (AAA/NR)
90,000	5.80	09/01/2011	91,442
85,000	5.90	09/01/2012	86,441
95,000	6.00	09/01/2013	96,739
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Loan A-2) (AMT) (GNMA/FNMA) (AAA/NR)
35,000	5.40	03/01/2006	35,047
25,000	5.50	03/01/2007	25,234
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Loan B-2) (AMT) (GNMA/FNMA) (AAA/NR)
70,000	4.75	03/01/2007	70,273
65,000	5.20	03/01/2008	65,976
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Series C-2) (AMT) (GNMA/FNMA) (AAA/NR)
60,000	4.90	09/01/2007	60,528
60,000	5.00	03/01/2008	60,811
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Series E-1) (AMT) (GNMA/FNMA) (AAA/NR)
75,000	5.00	03/01/2012	76,778
75,000	5.00	09/01/2012	76,778
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeownership-B) (AMT) (GNMA/FNMA) (AAA/NR)
10,000	5.50	03/01/2006	10,016
Missouri State Housing Development Community Mortgage Revenue Bonds Series C-2 (AMT) (GNMA/FNMA) (AAA/NR)
35,000	4.90	03/01/2007	35,000
Missouri State Stormwater Control GO Bonds Series A (AAA/Aaa)
300,000	5.25	08/01/2016	326,766
Missouri State Water Pollution Control GO Bonds Series A (AAA/Aaa)
475,000	7.00	06/01/2010	546,692

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Monarch-Chesterfield MO Levee District Revenue Bonds (MBIA) (AAA/Aaa)
$1,000,000	5.45%	03/01/2014	$ 1,079,540
New Liberty Hospital District Revenue Bonds (MBIA) (NR/Aaa)
515,000	5.00	12/01/2010	540,256
1,180,000	5.13	12/01/2012	1,237,560
Nixa MO Electric System Revenue Bonds (XLCA) (AAA/Aaa)
1,000,000	4.75	04/01/2015	1,045,050
North Kansas City MO Hospital Revenue Bonds (North Kansas City Hospital) Series A (FSA) (AAA/Aaa)
1,000,000	5.00	11/15/2018	1,049,190
1,000,000	5.00	11/15/2019	1,045,040
North Kansas City MO School District No. 74 GO Bonds (Refunding and Improvement-State Aid Direct Deposit) (AA+/Aa1)
1,320,000	5.00	03/01/2015	1,415,476
Northwest Missouri State University Revenue Bonds (Housing System) (MBIA) (NR/Aaa)
2,875,000	5.00	06/01/2020	3,005,784
O’ Fallon MO Certificates of Participation (MBIA) (NR/Aaa)
1,000,000	5.00	02/01/2022	1,041,810
Osage Beach MO Waterworks and Sewer System Revenue Bonds (NR/NR)(a)
220,000	4.75	12/01/2008	228,866
575,000	4.95	12/01/2008	601,508
250,000	5.30	12/01/2010	269,675
OTC Public Building Corp. MO Leasehold Revenue Bonds (Refunding & Improvement-Ozarks College Project) (FSA) (AAA/Aaa)
600,000	4.80	03/01/2015	624,258
740,000	4.90	03/01/2016	770,555
Pike County MO Certificates of Participation (NR/NR)
720,000	5.63	12/01/2019	752,983
Platte County MO GO Bonds for Parkville Neighborhood Improvement Series B (MBIA) (NR/Aaa)
2,720,000	5.00	02/01/2022	2,859,563
Raytown MO Sewer Revenue Bonds (NR/NR)
200,000	4.70	07/01/2027	188,570
Richmond Heights MO Certificates of Partnership Capital Improvement Projects Series A Certificates of Participation (MBIA) (AAA/Aaa)
430,000	4.70	08/15/2006	435,633
Ritenour MO Consolidated School District (Refunding Series A) (FGIC) (AAA/Aaa)
950,000	9.50	02/01/2008	1,046,368
Rolling Hills MO Consolidated Library District Certificates of Participation (XLCA) (AAA/Aaa)
355,000	5.00	03/01/2019	367,897
Scott County MO Public Facilities Authority Leasehold Revenue Bonds (AMBAC) (NR/Aaa)
500,000	4.85	12/01/2008	513,605

54	The accompanying notes are an integral part of these financial statements.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Springfield MO Certificates of Participation (Law Enforcement Communication) (NR/Aa3)
$ 400,000	5.35%	06/01/2008	$ 419,792
Springfield MO School District No. 12 Revenue Bonds (Refunding Series B) (FGIC) (AAA/Aaa)
620,000	9.50	03/01/2007	671,516
St. Charles County MO Community College GO Bonds (FGIC) (NR/Aaa)
890,000	5.00	02/15/2016	919,744
St. Charles County MO Community College GO Bonds (Refunding) (MBIA) (NR/Aaa)
2,685,000	5.00	02/15/2017	2,893,839
St. Charles County MO Francis Howell School District (Refunding State Aid Direct Deposit Program) (FGIC) (AAA/Aaa)
1,665,000	5.25	03/01/2020	1,834,663
St. Charles MO Certificates of Participation Series B (NR/A2)
450,000	5.00	05/01/2009	463,208
875,000	5.00	05/01/2010	901,232
500,000	5.50	05/01/2018	531,835
St. Charles MO Community College Educational Facilities Authority Leasehold Revenue Bonds (NR/Aa3)
350,000	5.25	06/01/2019	370,283
735,000	5.20	06/01/2024	767,531
St. Louis County MO Certificates of Partnership (AA+/Aa2)
300,000	4.40	05/15/2011	306,594
St. Louis County MO GO Bonds (Unrefunded Series A) (AAA/Aaa)
105,000	5.10	02/01/2006	105,524
St. Louis County MO Industrial Development Authority Revenue Bonds (Eden Theological Seminary Project) (NR/NR)
355,000	5.45	10/15/2014	356,239
500,000	5.50	10/15/2018	501,390
St. Louis County MO Mortgage Revenue Bonds (Certificates Receipts-GNMA Collateral) Series F (AMT) (ETM) (AAA/NR)
500,000	5.20	07/01/2007	515,130
St. Louis County MO Rockwood School District No. R6 GO Bonds Series A (AA+/NR)
1,865,000	5.00	02/01/2014	1,982,383
St. Louis County MO School District No. 2 Direct Deposit Program GO Bonds Parkway (AA+/NR)
440,000	6.50	03/01/2008	472,402
St. Louis MO Airport Revenue Bonds (Lambert St. Louis International) Series B (AMT) (FGIC) (AAA/Aaa)
1,395,000	6.00	07/01/2009	1,501,355
St. Louis MO Board of Education GO Bonds Series B (State Aid Direct Deposit) (FGIC) (AAA/Aaa)(a)
1,500,000	5.50	04/01/2008	1,579,755
St. Louis MO GO Bonds (Public Safety) (FGIC) (AAA/Aaa)(a)
3,000,000	5.13	08/15/2009	3,189,780
St. Louis MO Municipal Finance Corporation Leasehold Revenue Bonds (Refunding City Justice Center) Series A (AMBAC) (NR/Aaa)
700,000	5.25	02/15/2015	756,623

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
St. Louis MO Municipal Finance Corporation Leasehold Revenue Bonds (Refunding Civil Centers Building Project Series A) (FSA) (AAA/Aaa)
$ 400,000	5.00%	08/01/2012	$ 428,544
St. Louis MO Parking Facility Revenue Bonds (Downtown Parking Facilities Subordinated A) (NR/NR)
1,200,000	5.50	02/01/2015	1,222,080
St. Peters MO GO Bonds (Refunding) (FGIC) (NR/Aaa)
995,000	7.20	01/01/2008	1,075,237
1,330,000	7.20	01/01/2009	1,479,758
Sullivan MO Consolidated School District No. 2 Direct Deposit Program GO Bonds Franklin County (AA+/NR)
800,000	6.05	03/01/2020	876,512
Sullivan MO School District Building Corporation Leasehold Revenue Bonds (Radian) (AA/NR)(a)
575,000	5.25	03/01/2012	626,532
Taney County MO Reorganized School District No R-V GO Bonds (Hollister SD-Refunding & Improvement-MO Direct Deposit Program) (FSA) (AAA/Aaa)
1,100,000	5.00	03/01/2018	1,153,537
1,050,000	5.00	03/01/2021	1,093,711
Troy MO Reorganized School District No. 3 Lincoln County (Direct Deposit Program) (AA+/NR)
1,000,000	5.00	03/01/2017	1,050,800
University of Missouri Revenue Bonds (Refunding System Facilities Series B) (AA/Aa2)
375,000	5.38	11/01/2014	407,441
University of Missouri Revenue Bonds (System Facilities Series A) (AA/Aa2)
250,000	4.25	11/01/2005	250,000
Washington MO School District Direct Deposit GO Bonds (Refunding) (FSA) (AAA/Aaa)
1,000,000	5.25	03/01/2013	1,090,600

			163,288,722

Puerto Rico – 3.3%
Puerto Rico Commonwealth GO Bonds (Public Improvement) Series A (BBB/Baa2)
1,000,000	5.25	07/01/2014	1,068,790
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Bonds Series AA (MBIA) (AAA/Aaa)
1,200,000	5.50	07/01/2019	1,362,180
Puerto Rico Electric Power Authority Revenue Bonds (Refunding) (MBIA) (AAA/Aaa)
555,000	5.00	07/01/2022	601,537
Puerto Rico Municipal Finance Agency GO Bonds (Refunding Series B) (FSA) (AAA/Aaa)
2,455,000	5.50	08/01/2018	2,637,480

			5,669,987

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $165,943,693)			$170,047,634

The accompanying notes are an integral part of these financial statements.	55

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2005

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement(b) – 0.2%
State Street Bank & Trust Co.
$ 371,000	3.42%	11/01/2005	$ 371,000
Maturity Value: $371,035
(Cost $371,000)

TOTAL INVESTMENTS – 98.6%
(Cost $166,314,693)			$170,418,634
Other assets in excess of liabilities – 1.4%			2,474,862

Net Assets – 100.0%			$172,893,496

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.
(b)	Repurchase agreement was entered into on October 31, 2005. This agreement was fully collateralized by $300,000 U.S. Treasury Bond, 6.75% due 08/15/2026 with a market value of $378,768.

Security ratings disclosed are issued by Standard & Poor’s Ratings Services/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMBAC-TCRS	—Insured by American Municipal Bond Assurance Corp.—Transferable Custodial Receipts
AMT	—Alternative Minimum Tax
ETM	—Escrow to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Insured by Federal Housing Administration
FNMA	—Insured by Federal National Mortgage Association
FSA	—Insured by Financial Security Assurance Co.
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
LOC	—Letter of Credit
MBIA	—Insured by Municipal Bond Investors Assurance
NR	—Not Rated
Radian	—Insured by Radian Asset Assurance
XLCA	—Insured by XL Capital Assurance, Inc.

PORTFOLIO COMPOSITION AS OF 10/31/05

Sector Allocation

General Obligations	35.6%
Lease	13.7
Water/Sewer	11.9
Hospital	11.7
Education	7.2
Prerefunded Escrow to Maturity	5.6
Transportation	5.1
General	4.4
Power	2.0
Student	1.2
Multi Family Housing	0.9
Single Family Housing	0.5
Short-term Investments	0.2

The percentages shown for each investment category reflects the value of investments in that category as a percentage of market value.

The Fund is actively managed and, over such its composition may differ over time.

56	The accompanying notes are an integral part of these financial statements.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2005

The following is performance information for the Commerce Kansas Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2005

Average Annual Total Return through October 31, 2005	Since Inception	One Year
Institutional Shares (commenced December 26, 2000)(a)	4.65%	0.68%
Service Shares (commenced December 26, 2000)(a)
Excluding sales charges	4.39%	0.43%
Including sales charges (maximum sales charge 2.00%)	3.96%	-1.56%
Lehman 3-15 Year Blend Index (as of December 26, 2000)(b)	5.13%	1.15%

Kansas Tax-Free Intermediate Bond Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 26, 2000 to October 31, 2005.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	The Lehman 3-15 Year Blend Index is an unmanaged index composed of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments

October 31, 2005

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – 97.4%
Kansas – 91.3%
Augusta KS Electric Systems Revenue Bonds (AMBAC) (AAA/Aaa)
$1,000,000	4.75%	08/01/2017	$ 1,033,730
Butler County KS Unified School District GO Bonds (Improvement Series B) (FSA) (AAA/NR)
1,260,000	5.00	09/01/2026	1,309,518
Cowley County KS Community College Dormitory Revenue Bonds (Refunding) (NR/NR)
410,000	5.00	03/01/2012	425,268
Crawford County KS Unified School District GO Bonds (FSA) (NR/Aaa)(a)
545,000	4.60	09/01/2009	569,661
Derby KS GO Bonds (Refunding Series B) (AMBAC) (NR/Aaa)
440,000	5.00	12/01/2013	466,198
Derby KS GO Bonds Series A (AMBAC) (NR/Aaa)
310,000	4.90	12/01/2014	325,252
Derby KS Water Systems Revenue Bonds (Refunding & Improvement Series 2) (AMBAC) (AAA/Aaa)(a)
500,000	5.60	10/01/2009	540,330
Dodge City KS Unified School District No. 443 GO Bonds (FSA) (AAA/Aaa)
535,000	7.00	09/01/2006	552,157
Dodge City KS Unified School District No. 443 GO Bonds (Refunding) (FGIC) (NR/Aaa)
1,450,000	5.00	03/01/2012	1,548,658
Douglas County KS GO Bonds (Refunding Sales Tax Series A) (AMBAC) (NR/Aaa)
1,000,000	5.00	08/01/2012	1,071,980
Harvey County KS School District No. 373 GO Bonds (Refunding & Improvement) (FSA) (AAA/Aaa)
495,000	5.00	09/01/2015	532,788
Hutchinson KS Community College & Area Vocational School Student Revenue Bonds (Refunding & Improvement) (A-/NR)
450,000	5.25	10/01/2033	466,506
Johnson County KS Community College Certificate of Participation (Improvement) (NR/Aaa)
765,000	4.00	04/01/2013	768,848
Johnson County KS Community College Revenue Bonds (Student Commons & Parking) (MBIA) (AAA/Aaa)
410,000	4.35	11/15/2007	419,614
Johnson County KS GO Bonds (Internal Improvement Series A) (AAA/Aa1)
1,000,000	5.00	09/01/2021	1,053,070
Johnson County KS Unified School District No. 231 GO Bonds (Refunding & Improvement Series A) (FGIC) (AAA/Aaa)
500,000	6.00	10/01/2016	583,840
1,770,000	5.00	10/01/2018	1,864,872
Johnson County KS Unified School District No. 231 GO Bonds (Refunding & Improvement Series A) (FSA) (AAA/Aaa)
415,000	4.50	10/01/2012	429,488
1,000,000	5.13	10/01/2016	1,061,210

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Johnson County KS Unified School District No. 233 GO Bonds (Refunding Series B) (FGIC) (AAA/Aaa)
$ 500,000	5.50%	09/01/2017	$ 563,055
Johnson County KS Unified School District No. 512 GO Bonds (Shawnee Mission Series A) (NR/Aa1)
325,000	6.00	10/01/2007	342,225
400,000	4.40	10/01/2012	408,424
Johnson County KS Water District No. 001 Revenue Bonds (AAA/Aaa)
735,000	5.00	12/01/2010	785,156
Johnson County KS Water District No. 001 Revenue Bonds (Refunding) (AAA/Aaa)
545,000	4.60	12/01/2009	569,694
Johnson County KS Water District No. 001 Revenue Bonds (Refunding) (ADFA GTD) (AAA/Aaa)
275,000	5.00	12/01/2019	289,372
Kansas Independent College Finance Authority Revenue Bonds (Benedictine College Project) (NR/NR)(a)
645,000	6.50	10/01/2007	683,390
Kansas State Department of Transportation Highway Revenue Bonds (AAA/Aa2)
800,000	5.25(a)	09/01/2009	853,255
Kansas State Department of Transportation Highway Revenue Bonds (ETM) (AA+/Aa2)
760,000	6.13	09/01/2009	835,711
Kansas State Department of Transportation Highway Revenue Bonds (Refunding) (ETM) (AA+/Aa2)
300,000	5.50	09/01/2012	332,493
Kansas State Department of Transportation Highway Revenue Bonds Series A (AA+/Aa2)(a)
340,000	5.00	09/01/2010	363,392
Kansas State Development Finance Authority Lease Revenue Bonds (Juvenile Justice Authority Series D) (MBIA) (AAA/Aaa)
1,270,000	5.25	05/01/2013	1,357,947
Kansas State Development Finance Authority Lease Revenue Bonds (State Capitol Project V-I-A) (FSA) (AAA/Aaa)
500,000	5.00	10/01/2011	531,930
Kansas State Development Finance Authority Revenue Bonds (Athletic Facilities Series R) (A/NR)
350,000	5.00	07/01/2014	360,427
Kansas State Development Finance Authority Revenue Bonds (Board of Regents Rehab Series G-2) (AMBAC) (AAA/Aaa)
1,000,000	5.50	10/01/2007	1,043,410
Kansas State Development Finance Authority Revenue Bonds (Board of Regents University Housing Series A) (MBIA) (AAA/Aaa)
1,500,000	5.00	04/01/2024	1,560,465
Kansas State Development Finance Authority Revenue Bonds (El Dorado Department of Corrections Refunding Project A1) (MBIA) (AAA/Aaa)
200,000	5.00	08/01/2010	212,890

58	The accompanying notes are an integral part of these financial statements.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Kansas State Development Finance Authority Revenue Bonds (El Dorado Department of Corrections Refunding Project A1) (MBIA) (AAA/Aaa)
$ 400,000	5.00%		02/01/2012	$ 420,292
Kansas State Development Finance Authority Revenue Bonds (Juvenile Justice Authority Series D) (MBIA) (AAA/Aaa)
400,000	5.00		05/01/2012	422,992
Kansas State Development Finance Authority Revenue Bonds (Kansas State Projects Series J) (AMBAC) (AAA/Aaa)
2,050,000	5.00		08/01/2017	2,161,499
Kansas State Development Finance Authority Revenue Bonds (Limited Tax Impact Program Series V) (AA/A2)
1,065,000	5.00		06/01/2006	1,076,651
Kansas State Development Finance Authority Revenue Bonds (Public Water Supply Loan-2) (MBIA-IBC) (AAA/Aaa)(a)
575,000	5.25		04/01/2008	602,261
Kansas State Development Finance Authority Revenue Bonds (Public Water Supply Revolving Loan-2) (NR/Aa1)(a)
600,000	5.00		04/01/2008	624,996
990,000	5.25		04/01/2008	1,036,936
Kansas State Development Finance Authority Revenue Bonds (Public Water Supply Revolving Loan-2) (AMBAC) (AAA/Aaa)(a)
705,000	5.50		04/01/2012	776,811
Kansas State Development Finance Authority Revenue Bonds (Refunding-Wichita State University Housing System-P) (AMBAC) (AAA/Aaa)
600,000	5.00		06/01/2013	638,310
630,000	5.00		06/01/2014	666,849
300,000	5.00		06/01/2016	315,243
Kansas State Development Finance Authority Revenue Bonds (State Projects Series W) (MBIA) (AAA/Aaa)
320,000	4.00		10/01/2011	325,728
Kansas State Development Finance Authority Revenue Bonds (Transportation Revolving Fund Trust) (AA/Aa2)
1,105,000	5.00		10/01/2021	1,170,504
Kansas State Development Finance Authority Revenue Bonds (University of Kansas Athletic Facilities Refunding Series K) (A/A1)
1,015,000	5.00		06/01/2017	1,058,828
Kansas State Development Finance Authority Revenue Bonds (Water Pollution Control Revolving Fund I) (AAA/Aaa)
955,000	5.00		11/01/2009	1,013,456
Kansas State Development Finance Authority Revenue Bonds (Water Pollution Control Revolving Fund II) (AAA/Aaa)
1,100,000	6.00	(a)	11/01/2010	1,228,216
280,000	5.50		05/01/2017	315,918
Kansas State Development Finance Authority Revenue Bonds (Water Pollution Control Revolving Loan II) (AAA/Aaa)
500,000	5.25		05/01/2007	515,730
Kansas State Development Finance Authority Revenue Bonds (Water Pollution Control Revolving Loan II) (AA+/Aaa)(a)
500,000	5.40		05/01/2007	516,740

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Lawrence KS Hospital Revenue Bonds (Lawrence Memorial Hospital) (Radian) (AA/Baa1)
$ 350,000	5.75%	07/01/2014	$ 375,701
Lawrence KS Hospital Revenue Bonds (Refunding Lawrence Memorial Hospital) (NR/Baa1)
550,000	5.25	07/01/2010	578,941
1,000,000	5.38	07/01/2014	1,064,770
700,000	5.38	07/01/2015	746,277
Leavenworth County KS GO Bonds Series A (AMBAC) (AAA/Aaa)
100,000	5.00	12/01/2005	100,174
Leavenworth County KS Unified School District No. 464 Tonganoxie GO Bonds (Improvement Series A) (MBIA) (AAA/Aaa)
150,000	5.00	09/01/2020	158,336
Leawood KS GO Bonds Series A (NR/Aa1)
200,000	4.00	09/01/2008	203,960
McPherson KS GO Bonds (Refunding & Improvement Series 125) (AMBAC) (AAA/Aaa)
790,000	5.00	08/01/2008	824,713
Merriam KS GO Bonds (Refunding Internal Improvement Series C) (FGIC) (NR/Aaa)
285,000	4.10	10/01/2007	287,049
Olathe KS Educational Facilities Revenue Bonds (Kansas Independent Series C) (NR/NR)
500,000	5.40	10/01/2013	511,990
Olathe KS Health Facilities Revenue Bonds (Medical Center Project Series A) (AMBAC) (AAA/Aaa)
500,000	5.50	09/01/2010	541,500
Osage City KS Electric Utility Systems Revenue Bonds (Refunding & Improvement) (NR/NR)(a)
1,000,000	6.15	12/01/2009	1,101,060
Pittsburg KS GO Bonds (Refunding) (FSA) (NR/Aaa)
600,000	5.50	09/01/2011	657,438
Pratt KS Electric Utility Systems Revenue Bonds Series 2001-1 (AMBAC) (AAA/Aaa)(a)
725,000	4.85	05/01/2010	768,471
Riley County KS GO Bonds (Refunding Series A) (AMBAC) (AAA/Aa3)
270,000	4.50	09/01/2009	275,208
Saline County KS Unified School District No. 305 Salina GO Bonds (FSA) (NR/Aaa)
230,000	5.50	09/01/2016	253,159
Saline County KS Unified School District No. 305 Salina GO Bonds (Unrefunded Balance) (FSA) (NR/Aaa)
70,000	5.50	09/01/2016	75,898
Scott County KS Unified School District No. 466 GO Bonds (Refunding) (FGIC) (AAA/Aaa)
680,000	5.25	09/01/2014	733,258
670,000	5.25	09/01/2015	721,644
Sedgwick & Shawnee County KS Single Family Revenue Bonds (Mortgage Backed Securities Program Series A-1) (AMT) (GNMA) (NR/Aaa)
10,000	5.00	06/01/2013	10,043

The accompanying notes are an integral part of these financial statements.	59

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2005

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Sedgwick & Shawnee County KS Single Family Revenue Bonds (Mortgage Backed Securities Program Series A-2) (AMT) (GNMA) (NR/Aaa)
$ 195,000	5.80%	06/01/2017	$ 199,444
Sedgwick County KS GO Bonds Series A (AA+/Aa1)
455,000	4.15	08/01/2010	468,004
Sedgwick County KS Unified School District No. 265 GO Bonds (FGIC) (NR/Aaa)
500,000	5.50	10/01/2009	538,135
Shawnee County KS GO Bonds (Refunding & Improvement Series A) (NR/A1)
490,000	5.00	09/01/2008	511,349
250,000	5.25	09/01/2009	265,258
520,000	4.90	09/01/2013	534,612
Shawnee County KS Unified School District No. 501 GO Bonds (NR/Aa3)
1,000,000	5.00	02/01/2014	1,054,710
500,000	5.00	02/01/2018	525,100
Topeka KS GO Bonds Series A (XLCA) (NR/Aaa)
100,000	4.00	08/15/2016	98,616
Topeka KS Water & Water Pollution Control Utility Revenue Bonds Series A (FGIC) (NR/Aaa)
565,000	5.50	08/01/2010	603,414
University of Kansas Hospital Authority Health Facilities Revenue Bonds (Kansas University Health System) (A-/NR)
200,000	5.50	09/01/2011	213,198
1,000,000	6.00	09/01/2014	1,102,700
Wichita KS GO Bonds (Sales Tax) (AA/Aa2)
1,000,000	5.00	04/01/2014	1,051,080
Wichita KS GO Bonds Series 735 (AA/Aa2)
250,000	4.00	09/01/2009	250,835
Wichita KS GO Bonds Series 766 (AA/Aa2)
455,000	4.30	09/01/2010	468,204
Wichita KS Hospital Revenue Bonds (Refunding Facilities Improvement Series XI) (A+/NR)
1,500,000	6.75	11/15/2014	1,684,665
Wyandotte County KS Revenue Bonds (Refunding & Improvement) (MBIA) (AAA/Aaa)
600,000	4.40	09/01/2011	617,598
Wyandotte County KS School District No. 204 GO Bonds (Refunding & Improvement Series A) (FSA) (NR/Aaa)
300,000	6.38	09/01/2011	342,381
785,000	5.38	09/01/2015	843,325
Wyandotte County KS Unified School District No. 500 GO Bonds (Refunding) (FSA) (AAA/Aaa)
160,000	5.00	09/01/2012	171,146
Wyandotte County KS Unified School District No. 500 GO Bonds (Refunding) (FSA) (AAA/NR)
625,000	5.25	09/01/2016	685,581
1,000,000	5.25	09/01/2020	1,095,230

			64,318,359

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Puerto Rico – 6.1%
Puerto Rico Commonwealth GO Bonds (MBIA) (AAA/Aaa)(a)
$ 500,000	5.38%	07/01/2007	$ 524,880
Puerto Rico Commonwealth GO Bonds (Refunding & Public Improvement Series A) (MBIA) (AAA/Aaa)
475,000	5.50	07/01/2016	535,444
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Bonds (Refunding Series X) (FSA-CR) (AAA/Aaa)
425,000	5.50	07/01/2015	478,185
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Bonds Series Y (BBB+/Baa2)
500,000	6.25	07/01/2013	567,920
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue Bonds Series G (FGIC) (AAA/Aaa)
1,000,000	5.25	07/01/2021	1,076,260
Puerto Rico Municipal Finance Agency GO Bonds (Refunding Series B) (FSA) (AAA/Aaa)
500,000	5.50	08/01/2018	537,165
Puerto Rico Municipal Finance Agency GO Bonds Series A (FSA) (AAA/Aaa)
500,000	5.50	08/01/2019	536,800

			4,256,654

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $67,154,855)			$68,575,013

Repurchase Agreement(b) – 1.6%
State Street Bank & Trust Co.
$1,165,000	3.42%	11/01/2005	$ 1,165,000
Maturity Value: $1,165,111
(Cost $1,165,000)

TOTAL INVESTMENTS – 99.0%
(Cost $68,319,855)			$69,740,013
Other assets in excess of liabilities – 1.0%			681,954

Net Assets – 100.0%			$70,421,967

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.
(b)	Repurchase agreement was entered into on October 31, 2005. This agreement was fully collateralized by $945,000 U.S. Treasury Bond, 6.75% due 8/15/2026 with a market value of $1,193,120.

Security ratings disclosed are issued by Standard & Poor’s Ratings Services/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

60	The accompanying notes are an integral part of these financial statements.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Investment Abbreviations:
ADFA	—Arkansas Development Finance Authority
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ETM	—Escrow to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FSA	—Insured by Financial Security Assurance Co.
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
GTD	—Guaranteed
MBIA	—Insured by Municipal Bond Investors Assurance
MBIA-IBC	—Insured by Municipal Bond Investors Assurance - Insured Bond Certificates
NR	—Not Rated
Radian	—Insured by Radian Asset Assurance
XLCA	—Insured by XL Capital Assurance, Inc.

PORTFOLIO COMPOSITION AS OF 10/31/05

Sector Allocation

General Obligations	43.9%
Water/Sewer	10.0
Hospital	9.2
Education	8.0
Prerefunded Escrow to Maturity	7.5
Lease	7.3
Transportation	7.0
Power	3.5
Short-term Investments	1.7
General	1.6
Single Family Housing	0.3

The percentages shown for each investment category reflects the value of investments in that category as a percentage of market value.

The Fund is actively managed and, over such its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	61

COMMERCE FUNDS

Statements of Assets and Liabilities

October 31, 2005

	Core Equity Fund	Growth Fund	Value Fund
Assets:
Investments in unaffiliated securities, at value (identified cost $198,252,527, $131,182,626, $98,919,645, $69,414,451, $68,673,911, $1,499,815, $576,638,890, $160,709,982, $156,820,384, $166,314,693 and $68,319,855, respectively)	$238,638,885	$154,944,920	$112,368,945
Investments in affiliated securities, at value (identified cost $14,838,240 for Asset Allocation Fund)	—	—	—
Cash	723	11,390	807
Foreign currencies, at value (identified cost $187,845 for International Equity Fund)	—	—	—
Receivables:
Investment securities sold, at value	—	—	—
Dividends and interest, at value	178,964	59,508	139,253
Fund shares sold	47,220	90,589	38,500
Reimbursement from adviser	—	19,282	—
Other	3,061	2,164	1,375
Total Assets	238,868,853	155,127,853	112,548,880

Liabilities:
Payables:
Investment securities purchased, at value	—	—	—
Fund shares redeemed	130,071	483,688	154,728
Dividends and distributions	—	—	—
Advisory fees	151,093	97,626	71,108
Administrative fees	30,219	19,525	14,225
Deferred trustee fees	21,197	17,106	10,566
Accrued expenses	66,284	124,020	58,326
Total Liabilities	398,864	741,965	308,953

Net Assets:
Paid-in capital	186,081,235	161,707,092	98,532,798
Accumulated undistributed (distribution in excess of) net investment income (loss)	49,862	782,667	65,396
Accumulated net realized gain (loss) on investment and foreign currency related transactions	11,952,534	(31,866,165)	192,433
Net unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	40,386,358	23,762,294	13,449,300
Net Assets	$238,469,989	$154,385,888	$112,239,927

Net Assets/Shares Outstanding/Net Asset Value/Offering Price:
Net Assets:
Institutional Shares	$238,356,183	$150,676,230	$111,761,049
Service Shares	113,806	3,709,658	478,878
Total shares outstanding, no par value (unlimited number of shares authorized):
Institutional Shares	14,049,022	6,678,045	4,478,413
Service Shares	6,711	167,823	19,181
Institutional Shares: Net asset value and maximum public offering price per share (net assets/shares outstanding)	$16.97	$22.56	$24.96
Service Shares: Net asset value per share (net assets/shares outstanding)	16.96	22.10	24.97
Maximum public offering price per share(a)	17.58	22.90	25.88
(a)	For the Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, the maximum public offering price per share is calculated as (NAV per share x 1.0204). For all other Funds, the maximum public offering price per share is calculated as (NAV per share x 1.0363).

62	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

MidCap Growth Fund	International Equity Fund	Asset Allocation Fund	Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund

$76,748,606	$72,962,460	$1,615,998	$574,837,963	$157,822,968	$160,888,821	$170,418,634	$69,740,013
—	—	15,801,175	—	—	—	—	—
756	1,422	26,644	—	—	314	—	355
—	186,660	—	—	—	—	—	—

—	1,110,737	—	—	—	4,013,363	—	—
24,968	167,133	65	5,478,336	1,198,321	2,393,849	2,411,561	840,728
43,848	265,157	34,219	264,034	60,833	691	802,100	98,521
—	—	735	—	39,154	42,618	60,316	35,959
977	1,370	241	7,504	2,609	1,997	2,216	858
76,819,155	74,694,939	17,479,077	580,587,837	159,123,885	167,341,653	173,694,827	70,716,434

—	698,932	19,155	7,021,749	—	3,815,000	—	—
197,185	381,457	292,882	1,188,197	198,982	119,976	131,137	8,889
—	—	—	1,612,968	392,813	460,190	512,180	202,941
48,365	60,761	—	245,330	68,594	68,907	73,856	29,937
9,673	9,396	1,166	73,599	20,578	20,672	22,157	8,981
7,044	11,254	1,762	51,636	20,498	14,591	14,656	5,787
70,315	83,946	52,655	110,631	101,063	49,285	47,345	37,932
332,582	1,245,746	367,620	10,304,110	802,528	4,548,621	801,331	294,467

77,159,808	73,448,769	14,131,669	593,094,517	173,277,321	157,677,722	168,144,310	68,784,011
—	671,628	16,401	(3,560,137)	(1,867,282)	182,889	104,761	49,772
(8,007,390)	(4,953,009)	1,884,269	(17,449,726)	(10,201,668)	863,984	540,484	168,026
7,334,155	4,281,805	1,079,118	(1,800,927)	(2,887,014)	4,068,437	4,103,941	1,420,158
$76,486,573	$73,449,193	$17,111,457	$570,283,727	$158,321,357	$162,793,032	$172,893,496	$70,421,967

$75,273,516	$73,058,132	$16,747,174	$569,201,053	$157,182,814	$162,791,720	$172,124,072	$68,128,444
1,213,057	391,061	364,283	1,082,674	1,138,543	1,312	769,424	2,293,523

2,646,243	3,351,349	783,188	31,413,937	8,944,591	8,543,908	8,971,114	3,632,580
43,764	18,131	17,043	59,696	64,785	69	40,078	122,351
$28.45	$21.80	$21.38	$18.12	$17.57	$19.05	$19.19	$18.75
27.72	21.57	21.37	18.14	17.57	19.05	19.20	18.75
28.73	22.35	22.15	18.80	17.93	19.44	19.59	19.13

COMMERCE FUNDS

Statements of Operations

For the Year Ended October 31, 2005

	Core Equity Fund	Growth Fund	Value Fund
Investment Income:
Interest	$58,491	$38,657	$16,455
Dividends — unaffiliated(a)	4,675,923	2,894,619	2,617,567
Dividends — affiliated	—	—	—
Total Income	4,734,414	2,933,276	2,634,022

Expenses:
Advisory fees	1,869,368	1,238,810	857,721
Administration fees	373,873	247,761	171,544
Shareowner servicing fees	143,836	225,493	93,546
Custody and accounting fees	78,383	71,658	83,940
Transfer Agent fees	77,833	105,913	47,912
Professional fees	68,963	52,015	38,586
Registration fees	34,888	31,013	31,325
Printing fees	32,823	22,392	14,736
Trustee fees	8,664	5,986	4,157
Distribution fees — Service Shares	275	11,928	1,373
Other	32,354	23,676	16,267
Total Expenses	2,721,260	2,036,645	1,361,107
Less — expense reductions(b)	(16,907)	(158,628)	(8,351)
Net Expenses	2,704,353	1,878,017	1,352,756
Net Investment Income (Loss)	2,030,061	1,055,259	1,281,266

Realized and Unrealized Gain (loss) on Investment and Foreign Currency Transactions:
Net realized gain (loss) from:
Investment transactions — unaffiliated	13,348,129	5,844,251	7,156,575
Investment transactions — affiliated	—	—	—
Foreign currency related transactions	—	—	—
Net change in unrealized gain (loss) on:
Investments	2,994,041	7,242,510	3,787,468
Translation of assets and liabilities denominated in foreign currencies	—	—	—
Net Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions	16,342,170	13,086,761	10,944,043
Net Increase in Net Assets Resulting From Operations	$18,372,231	$14,142,020	$12,225,309
(a)	Amount is net of $203,680 for the International Equity Fund in foreign withholding taxes.
(b)	Expense reductions include waivers, custody credits and reimbursements.

64	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

MidCap Growth Fund	International Equity Fund	Asset Allocation Fund	Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund

$12,938	$27,037	$—	$29,257,290	$6,951,730	$7,274,291	$7,836,763	$3,010,518
561,277	2,212,462	5,625	—	—	—	—	—
—	—	351,788	—	—	—	—	—
574,215	2,239,499	357,413	29,257,290	6,951,730	7,274,291	7,836,763	3,010,518

579,567	1,337,110	36,352	2,961,979	945,234	825,054	886,965	350,775
115,914	133,708	27,265	888,594	283,571	247,516	266,090	105,232
81,004	94,155	36,953	419,312	170,134	94,451	95,951	39,077
81,181	302,986	47,174	136,261	97,202	102,916	115,158	83,747
51,640	45,743	14,188	179,836	65,989	48,732	54,996	22,592
30,550	48,038	13,441	141,903	58,122	50,599	65,784	44,383
33,820	31,589	28,706	41,402	31,575	16,275	10,077	30,838
10,403	14,718	2,758	79,248	28,200	22,772	24,893	9,858
2,779	4,870	669	25,227	7,105	6,174	6,399	2,727
3,592	1,124	1,052	2,314	3,939	4	2,202	5,888
11,217	14,869	1,531	62,877	32,143	22,423	23,570	9,929
1,001,667	2,028,910	210,089	4,938,953	1,723,214	1,436,916	1,552,085	705,046
(5,604)	(625,582)	(145,361)	(45,084)	(434,966)	(281,447)	(396,411)	(243,030)
996,063	1,403,328	64,728	4,893,869	1,288,248	1,155,469	1,155,674	462,016
(421,848)	836,171	292,685	24,363,421	5,663,482	6,118,822	6,681,089	2,548,502

8,671,281	28,771,599	460,793	1,654,253	(812,458)	859,414	535,623	168,578
—	—	1,493,909	—	—	—	—	—
—	(164,318)	—	—	—	—	—	—

2,643,723	(14,284,644)	(688,939)	(17,411,958)	(3,692,914)	(5,128,310)	(6,128,893)	(2,242,743)
—	(20,107)	—	—	—	—	—	—
11,315,004	14,302,530	1,265,763	(15,757,705)	(4,505,372)	(4,268,896)	(5,593,270)	(2,074,165)
$10,893,156	$15,138,701	$1,558,448	$8,605,716	$1,158,110	$1,849,926	$1,087,819	$474,337

COMMERCE FUNDS

Statements of Changes in Net Assets

	Core Equity Fund		Growth Fund
	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004
From Operations:
Net investment income (loss)	$2,030,061	$766,563	$1,055,259	$(706,445)
Net realized gain from investment and foreign currency related transactions	13,348,129	20,509,359	5,844,251	18,476,124
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	2,994,041	3,959,017	7,242,510	(14,170,948)
Net increase in net assets resulting from operations	18,372,231	25,234,939	14,142,020	3,598,731

Distributions to Shareholders:
From net investment income
Institutional Shares	(2,089,057)	(806,868)	(274,447)	—
Service Shares	(629)	(81)	—	—
From net realized gains
Institutional Shares	—	—	—	—
Service Shares	—	—	—	—
Total distributions to shareholders	(2,089,686)	(806,949)	(274,447)	—

From Share Transactions:
Proceeds from sales of shares	25,995,143	18,643,740	20,434,618	26,177,141
Reinvestment of dividends and distributions	74,414	23,234	194,675	—
Cost of shares redeemed	(49,484,326)	(60,493,130)	(55,884,692)	(64,054,537)
Net Decrease in Net Assets Resulting From Share Transactions	(23,414,769)	(41,826,156)	(35,255,399)	(37,877,396)
TOTAL INCREASE (DECREASE)	(7,132,224)	(17,398,166)	(21,387,826)	(34,278,665)

Net Assets:
Beginning of year	245,602,213	263,000,379	175,773,714	210,052,379
End of year	$238,469,989	$245,602,213	$154,385,888	$175,773,714
Accumulated undistributed (distribution in excess of) net investment income	$49,862	$114,984	$782,667	$—
(a)	Net of $8,286 of redemption fees remitted to the International Equity Fund.
(b)	Net of $3,285 of redemption fees remitted to the International Equity Fund.

66	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

Value Fund		MidCap Growth Fund		International Equity Fund
For the Year Ended October 31, 2005	For the Year Ended October 31, 2004	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004	For the Year Ended October 31, 2005		For the Year Ended October 31, 2004

$1,281,266	$1,188,246	$(421,848)	$(469,789)	$836,171		$1,515,278
7,156,575	8,991,877	8,671,281	12,423,336	28,607,281		5,051,005
3,787,468	650,588	2,643,723	(8,171,062)	(14,304,751)		13,478,896
12,225,309	10,830,711	10,893,156	3,782,485	15,138,701		20,045,179

(1,355,534)	(1,205,357)	—	—	(1,623,646)		(2,065,677)
(5,107)	(4,643)	—	—	(5,729)		(5,068)

—	—	—	—	—		—
—	—	—	—	—		—
(1,360,641)	(1,210,000)	—	—	(1,629,375)		(2,070,745)

24,108,121	23,380,463	14,494,614	18,905,471	14,639,751		23,324,773
654,735	612,702	—	—	668,761		1,008,392
(32,776,960)	(47,689,277)	(27,344,583)	(24,462,349)	(64,081,044	)(a)	(81,958,144	)(b)
(8,014,104)	(23,696,112)	(12,849,969)	(5,556,878)	(48,772,532)		(57,624,979)
2,850,564	(14,075,401)	(1,956,813)	(1,774,393)	(35,263,206)		(39,650,545)

109,389,363	123,464,764	78,443,386	80,217,779	108,712,399		148,362,944
$112,239,927	$109,389,363	$76,486,573	$78,443,386	$73,449,193		$108,712,399
$65,396	$144,624	$—	$—	$671,628		$1,629,150

COMMERCE FUNDS

Statements of Changes in Net Assets (continued)

	Asset Allocation Fund		Bond Fund
	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004
From Operations:
Net investment income	$292,685	$366,338	$24,363,421	$28,685,974
Net realized gain (loss) from investment and foreign currency related transactions	1,954,702	930,363	1,654,253	(5,544,864)
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(688,939)	39,369	(17,411,958)	6,115,662
Net increase in net assets resulting from operations	1,558,448	1,336,070	8,605,716	29,256,772

Distributions to Shareholders:
From net investment income
Institutional Shares	(288,953)	(400,712)	(27,526,003)	(30,268,815)
Service Shares	(5,643)	(7,487)	(40,406)	(46,220)
From net realized gains
Institutional Shares	(937,801)	(331,743)	—	—
Service Shares	(22,441)	(6,969)	—	—
Total distributions to shareholders	(1,254,838)	(746,911)	(27,566,409)	(30,315,035)

From Share Transactions:
Proceeds from sales of shares	3,387,502	3,489,544	87,435,041	88,767,967
Reinvestment of dividends and distributions	1,213,353	726,331	6,207,275	7,515,251
Cost of shares redeemed	(6,968,162)	(6,867,767)	(114,119,990)	(137,571,249)
Net Increase (Decrease) in Net Assets Resulting From Share Transactions	(2,367,307)	(2,651,892)	(20,477,674)	(41,288,031)
TOTAL DECREASE	(2,063,697)	(2,062,733)	(39,438,367)	(42,346,294)

Net Assets:
Beginning of year	19,175,154	21,237,887	609,722,094	652,068,388
End of year	$17,111,457	$19,175,154	$570,283,727	$609,722,094
Accumulated undistributed (distribution in excess of) net investment income (loss)	$16,401	$18,312	$(3,560,137)	$(2,510,826)

68	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

Short-Term Government Fund		National Tax-Free Intermediate Bond Fund		Missouri Tax-Free Intermediate Bond Fund		Kansas Tax-Free Intermediate Bond Fund
For the Year Ended October 31, 2005	For the Year Ended October 31, 2004	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004

$5,663,482	$7,355,052	$6,118,822	$6,296,881	$6,681,089	$6,668,825	$2,548,502	$2,533,313
(812,458)	(1,151,154)	859,414	335,331	535,623	207,697	168,578	64,098
(3,692,914)	(1,546,806)	(5,128,310)	789,387	(6,128,893)	967,161	(2,242,743)	445,636
1,158,110	4,657,092	1,849,926	7,421,599	1,087,819	7,843,683	474,337	3,043,047

(7,361,759)	(9,784,051)	(6,072,107)	(6,293,434)	(6,638,929)	(6,608,944)	(2,458,833)	(2,448,719)
(58,777)	(84,523)	(46)	(132)	(31,076)	(39,782)	(80,464)	(71,186)

—	—	(326,238)	(2,697,785)	(219,903)	(375,629)	(68,643)	(119,961)
—	—	(3)	(77)	(1,323)	(2,559)	(2,269)	(3,748)
(7,420,536)	(9,868,574)	(6,398,394)	(8,991,428)	(6,891,231)	(7,026,914)	(2,610,209)	(2,643,614)

32,328,474	70,109,034	21,478,323	27,183,303	44,012,354	27,308,825	10,101,187	12,954,349
2,181,416	2,857,651	367,600	563,892	528,465	585,565	169,040	137,731
(91,491,604)	(108,993,166)	(23,723,019)	(32,390,488)	(45,998,689)	(33,048,742)	(8,841,491)	(13,688,860)
(56,981,714)	(36,026,481)	(1,877,096)	(4,643,293)	(1,457,870)	(5,154,352)	1,428,736	(596,780)
(63,244,140)	(41,237,963)	(6,425,564)	(6,213,122)	(7,261,282)	(4,337,583)	(707,136)	(197,347)

221,565,497	262,803,460	169,218,596	175,431,718	180,154,778	184,492,361	71,129,103	71,326,450
$158,321,357	$221,565,497	$162,793,032	$169,218,596	$172,893,496	$180,154,778	$70,421,967	$71,129,103
$(1,867,282)	$(1,828,337)	$182,889	$141,159	$104,761	$98,617	$49,772	$40,102

COMMERCE FUNDS

Notes to Financial Statements

October 31, 2005

1.  ORGANIZATION

The Commerce Funds (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust consists of eleven portfolios (individually, a “Fund” and collectively, the “Funds”): Core Equity Fund, Growth Fund, Value Fund, MidCap Growth Fund, International Equity Fund, Asset Allocation Fund, Bond Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermediate Bond Fund. Each of the Funds offers two classes of shares, Institutional Shares and Service Shares. Each Fund is registered as a diversified management investment company, other than the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, which are registered as non-diversified under the 1940 Act.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities and exchange traded funds traded on a U.S. or foreign securities exchange or the NASDAQ National Market System or for investments in securities traded on a foreign securities exchange for which an independent service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will be reflected in a Fund’s next determined NAV if the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidelines. Upon such determination the Fund utilizes a price from an independent service, if available. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates. Securities for which quotations are not readily available or deemed to be inaccurate by the Adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

The Asset Allocation Fund invests in a combination of underlying funds (the “Underlying Funds”), including Funds advised by the Adviser. Investments in the Underlying Funds (other than those that are exchange traded) are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Because the Asset Allocation Fund invests primarily in other mutual funds, which fluctuate in value, the Fund’s shares will correspondingly fluctuate in value.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B. Security Transactions and Investment Income — Security transactions and purchases and sales of the Funds and of the Underlying Funds by the Asset Allocation Fund are reflected as of the trade date. Realized gains and losses on sales of portfolio securities of the Funds and on sales of the Underlying Funds are calculated using the identified-cost basis. Dividend income and

COMMERCE FUNDS

2.  SIGNIFICANT ACCOUNTING POLICIES (continued)

capital gains distributions of the Funds and from the Underlying Funds are recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to taxes. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

The Bond and Short-Term Government Funds invest in mortgage-backed securities. Certain mortgage security paydown gains and losses are taxable as ordinary income (loss). Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. For all Funds, market discounts, original issue discounts (“OID”) and market premiums on debt securities are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. OID amortization on mortgage-backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer.

C. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and foreign exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. Net unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities.

D. Segregation Transactions — As set forth in the prospectus, certain Funds may enter into certain derivative transactions; some of these transactions may be for the purpose of increasing total return. Forward foreign currency exchange contracts, written options, futures contracts, when-issued securities and forward commitments represent examples of derivative transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets, on the books of their custodian, with a daily mark-to-market value equal to or greater than the market value of the corresponding transactions.

E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by each Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2005

2.  SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Dividend Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distribution		Capital Gains Distribution
Fund	Declared	Paid	Declared	Paid
Core Equity, Value and Asset Allocation	Quarterly	Quarterly	Annually	Annually
Growth, MidCap Growth and International Equity	Annually	Annually	Annually	Annually
Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond	Daily	Monthly	Annually	Annually

G. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative average daily net assets. Service Class shareholders bear all expenses and fees relating to the Distribution Plan.

H. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company tax-exempt and taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. The amount of these income distributions to shareholders, which are calculated in accordance with relevant tax requirements, can often differ from the amounts of the Funds’ net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain or from paid-in capital.

In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

I. Redemption Fees — If Institutional or Service shares of the International Equity Fund are redeemed or exchanged within 30 days of purchase, a redemption fee of 2% may be assessed on the proceeds of the transaction. For this purpose, the Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee will be paid to the International Equity Fund and is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it.

Redemption fees are reimbursed to the Fund as a reduction in share redemptions and are reflected on the Statement of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a pro rata basis.

COMMERCE FUNDS

3.  AGREEMENTS

The Funds have entered into an Advisory Agreement with Commerce Investment Advisors, Inc. (the “Adviser”) (“Commerce”), a subsidiary of Commerce Bank, N.A. pursuant to the terms of the Advisory Agreement, the Adviser is responsible for managing the investments and making investment decisions for each of the Funds. For these services and for assuming related expenses, the Adviser is entitled to a fee, computed daily and payable monthly, at the contractual annual rate of the corresponding Fund’s average daily net assets. For the year ended ended October 31, 2005, the Adviser had contractually agreed to waive a portion of its advisory fee for certain Funds. The contractual annual rate, effective annual rate and waiver rates, and amounts are listed on the following pages.

As authorized by the Advisory Agreement, the Adviser has entered into a Sub-Advisory Agreement with Alliance Capital Management L.P. (the “Sub-Adviser”) whereby the Sub-Adviser manages the investment assets of the International Equity Fund.

As compensation for services rendered under the Sub-Advisory Agreement, the Sub-Adviser is entitled to a fee from the Adviser at the following annual rate:

Average Daily Net Assets	Annual Rate
First $25 million	0.80%
Next $25 million	0.65%
Next $50 million	0.55%
Next $100 million	0.45%
Over $200 million	0.40%

The Sub-Adviser has entered into a Waiver Agreement with the Adviser under which it will agree to waive its sub-advisory fee to 0.58% of the average daily net assets of the Fund until the earlier of (1) the Fund’s assets are in excess of $150 million; and (2) the eighteen-month anniversary of the new Sub-Advisory Agreement. On the last day of the calendar month following whichever of these events occurs first, the sub-advisory fee will adjust to the following schedule detailed above. Under the new arrangement, the Adviser would agree to waive a portion of its management fees under a revised waiver agreement, at least until October 31, 2005, such that Management Fees would not exceed 0.97% of the average daily net assets.

For the period prior to September 19, 2005, Bank of Ireland Asset Management (U.S.) Limited (“Bank of Ireland”) was the sub-adviser to the International Equity Fund. As compensation for services rendered under the Sub-Advisory Agreement, Bank of Ireland received a fee at the following annual rate:

Average Daily Net Assets	Annual Rate
First $50 million	0.45%
Next $50 million	0.40%
Over $100 million	0.30%

For the year ended October 31, 2005, the Adviser agreed to waive fees and/or reimburse expenses (excluding interest, taxes, service share distribution expenses and extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceeded, on an annualized basis, 1.13%, 1.13%, 1.20%, 1.72% (until September 19, 2005 and 1.97% after September 19, 2005), 0.35%, 0.88%, 0.68%, 0.70%, 0.65% and 0.65% of the average net assets of the Institutional Shares of the Core Equity, Growth, Value, International Equity, Asset Allocation, Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, respectively. Such amounts are 0.25% higher for the Service Shares of the above Funds. In addition, the Funds are not obligated to reimburse the Adviser for prior fiscal year expense reimbursements, if any.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2005

3.  AGREEMENTS (continued)

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), and Commerce, serve as Co-Administrators of the Trust pursuant to a Co-Administration Agreement dated March 1, 2005. Under the Co-Administration Agreement, GSAM and Commerce administer the Trust’s business affairs. As compensation for the services rendered under the Co-Administration Agreement, GSAM and Commerce are entitled to a fee, computed daily and payable monthly, at the contractual annual rate of the corresponding Fund’s average daily net assets. Pursuant to the Co-Administration Agreement, the Funds will pay an aggregate administrative fee at the annual rate of 0.15%, allocated as follows: (1) for each Fund, GSAM is entitled to receive 0.03% of each Fund’s average daily net assets; and (2) for each Fund, Commerce is entitled to receive 0.12% of each Fund’s average daily net assets other than for the Asset Allocation fund for which it waives 0.07% and receives 0.05%.

For the period prior to March 1, 2005, GSAM served as the Trust’s sole administrator, pursuant to an Administration Agreement (the “Prior Administration Agreement”). Under the Prior Administration Agreement, GSAM administered the Trust’s business affairs. As compensation for the services rendered under the Prior Administration Agreement and its assumption of related expenses, GSAM was entitled to a fee, computed daily and payable monthly, at the contractual annual rate of 0.15% of each Fund’s average daily net assets. For the four months ended February 28, 2005, the Administrator had contractually agreed to waive a portion of its Administration fee for certain Funds. The contractual annual rate, effective annual rate, and waiver rates and amounts are listed on the following page.

In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. Such expense reimbursements, if any, are computed daily and paid monthly.

For the year ended October 31, 2005, a summary of the Advisory fees, Administration fees, associated waivers, expense reimbursements and custody credits are as follows:

	Advisory Fees				Administration Fees
	Contractual Annual Rate	Effective Annual Rate	Waiver		Contractual Annual Rate	Effective Annual Rate	Waiver		Other Expense Reimbursements	Custody Credits	Total Expense Reduction
Fund			Rate	Amount			Rate	Amount
Core Equity	0.75%	0.75%	—%	$—	0.15%	0.14%	0.01%	$16,812	$—	$95	$16,907
Growth	0.75	0.75	—	—	0.15	0.14	0.01	11,685	146,028	915	158,628
Value	0.75	0.75	—	—	0.15	0.14	0.01	7,569	—	782	8,351
MidCap Growth	0.75	0.75	—	—	0.15	0.14	0.01	5,277	—	327	5,604
International Equity	1.50	0.81	0.69	617,130	0.15	0.14	0.01	7,475	—	977	625,582
Asset Allocation	0.20	—	0.20	36,352	0.15	0.08	0.07	12,724	96,285	—	145,361
Bond	0.50	0.50	—	—	0.15	0.14	0.01	39,711	—	5,373	45,084
Short-Term Government	0.50	0.50	—	—	0.15	0.14	0.01	13,749	419,313	1,904	434,966
National Tax-Free Intermediate Bond	0.50	0.50	—	—	0.15	0.14	0.01	11,003	270,303	141	281,447
Missouri Tax-Free Intermediate Bond	0.50	0.50	—	—	0.15	0.14	0.01	11,699	384,620	92	396,411
Kansas Tax-Free Intermediate Bond	0.50	0.50	—	—	0.15	0.14	0.01	4,722	238,192	116	243,030

COMMERCE FUNDS

3.  AGREEMENTS (continued)

Goldman Sachs serves as Distributor of shares of the Funds pursuant to a Distribution Agreement and may receive a portion of the sales charge imposed on the sale of Service Shares of the Funds. The maximum sales charge imposed on the sale of Service Shares of the Short-Term Government Fund, the National Tax-Free Intermediate Bond Fund, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund is 2.00%; for all other Funds’ Service Shares, the maximum sales charge is 3.50%. Such sales loads are paid directly to Goldman Sachs. Goldman Sachs has advised the Trust that it has retained approximately $4,100 on the sale of Service Shares of the Funds for the year ended October 31, 2005.

The Trust, on behalf of each Fund, has adopted a Distribution Plan for Service Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, payments by each Fund for distribution expenses may not exceed 0.25% (annualized) of the average daily net assets of each Fund’s Service Shares.

Pursuant to a Shareholder Administrative Services Plan adopted by its Board of Trustees, the Funds may enter into agreements with service organizations, such as banks and financial institutions, which may include the Adviser and its affiliates (“Service Organizations”), under which they will render shareholder administration support services. For these services, the Service Organizations are entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of Fund shares beneficially owned by clients of such Service Organizations. For the year ended October 31, 2005, Commerce Bank has retained approximately $1,494,000 in shareowner servicing fees.

4.  OTHER TRANSACTIONS WITH RELATED PARTIES

Certain Trustees participate in a Deferred Compensation Plan, as amended and restated (the “Plan”), which allows eligible non-affiliated Trustees as described in the Plan to defer the receipt of all or a portion of the Trustees’ fees payable. Under the Plan, such Trustees have deferred fees treated as if they had been invested by The Commerce Funds in the shares of one or more Funds of the Trust. All amounts payable to the Trustees under the Plan are accrued at least quarterly and determined based on the performance of such investments.

During the fiscal year ended October 31, 2005, the Trust’s Accounting Agent compensated the Commerce Bond and Short-Term Government Funds approximately $200,000 and $15,000, respectively, relating to a distribution in excess of net investment income. Such amounts are reflected in the “Interest” line item of the Statement of Operations.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2005

5.  INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities and of the Underlying Funds (for the Asset Allocation Fund) for the year ended October 31, 2005, were as follows:

Fund	Purchase of U.S. Government and agency obligations	Purchases (excluding U.S. Government and agency Obligations)	Sales and maturities of U.S. Government and agency obligations	Sales and maturities (excluding U.S. Government and agency obligations)
Core Equity	$—	$47,448,610	$—	$69,507,753
Growth	—	64,820,976	—	98,409,146
Value	—	42,454,995	—	50,204,767
MidCap Growth	—	66,828,034	—	80,046,416
International Equity	—	90,243,321	—	140,870,265
Asset Allocation	—	7,143,778	—	10,429,026
Bond	76,980,728	62,951,041	55,650,971	71,363,145
Short-Term Government	48,409,138	10,041,342	93,671,116	3,241
National Tax-Free Intermediate Bond	—	77,270,639	—	82,118,583
Missouri Tax-Free Intermediate Bond	—	33,309,295	—	35,798,587
Kansas Tax-Free Intermediate Bond	—	11,464,098	—	9,109,425

For the year ended October 31, 2005, Goldman Sachs received approximately $15,000 of brokerage commissions earned from portfolio transactions executed on behalf of the International Equity Fund.

6.  CONCENTRATION OF RISK

As a result of the Tax-Free Funds’ ability to invest a large percentage of their assets in obligations of issuers within certain states, they are subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting such states.

Under normal market conditions, the National Tax-Free Intermediate Bond Fund invests at least 80% of its assets plus any borrowings for investment purposes (measured at the time of purchase) in municipal securities issued by or on behalf of the states, the District of Columbia or the U.S. government, and their respective authorities, agencies, instrumentalities and political sub-divisions, the income from which is exempt from regular federal income and federal alternative minimum taxes. The Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund invest at least 80% of their assets plus any borrowings for investment purposes (measured at the time of purchase) in Missouri and Kansas municipal securities, respectively, the income from which is exempt from regular federal income tax, federal alternative minimum taxes and Missouri and Kansas state taxes, respectively. Alternatively, at least 80% of the Tax-Free Funds’ distributed income must be exempt from such taxes.

For each of the Missouri and Kansas Tax-Free Funds, the actual payment of principal and interest on Missouri and Kansas municipal securities is dependent on the Missouri General Assembly and the Kansas legislature, respectively, allotting money each fiscal year for these payments.

COMMERCE FUNDS

6.  CONCENTRATION OF RISK (continued)

The International Equity Fund may invest a portion of its assets in emerging markets. Emerging markets securities may be more volatile than securities from more developed countries. At times, the securities held by the International Equity Fund may be subject to abrupt and severe price declines.

The investments of the Asset Allocation Fund are concentrated in underlying funds and the Fund’s investment performance is directly related to the investment performance of the underlying funds held by it.

7. CERTAIN RECLASSIFICATIONS

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment of net operating losses, foreign currency transactions and adjustments for the amortization/accretion of premiums and discounts of certain bonds.

Fund	Paid-in Capital	Accumulated net realized gain (loss)	Accumulated undistributed net investment income (loss)
Core Equity	$—	$5,497	$(5,497)
Growth	(2,058)	203	1,855
Value	—	(147)	147
MidCap Growth	(421,848)	—	421,848
International Equity	—	164,318	(164,318)
Asset Allocation	—	—	—
Bond	—	(2,153,677)	2,153,677
Short-Term Government	—	(1,718,109)	1,718,109
National Tax-Free Intermediate Bond	—	4,939	(4,939)
Missouri Tax-Free Intermediate Bond	—	4,940	(4,940)
Kansas Tax-Free Intermediate Bond	—	(465)	465

8. SUBSEQUENT EVENT

On November 9, 2005, the Board of Trustees of the Trust approved the conversion of Service Shares of each of the Core Equity Fund, Growth Fund, Value Fund, MidCap Growth Fund, International Equity Fund, Asset Allocation Fund, Bond Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund, and Kansas Tax-Free Intermediate Bond Fund (each, a “Fund”) into Institutional Shares of each respective Fund (the “Conversion”) to occur on or about February 3, 2006. Immediately after and as a result of the Conversion, each holder of Service Shares of a Fund shall be the owner of Institutional Shares of the same Fund with an aggregate net asset value equal to the aggregate net asset value of the Service Shares of such holder so converted.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2005

9. ADDITIONAL TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows:

	Core Equity	Growth	Value	MidCap Growth	International Equity	Asset Allocation
Distributions paid from:
Ordinary income	$2,089,686	$274,447	$1,360,641	$—	$1,629,375	$396,857
Tax-exempt income	—	—	—	—	—	—
Net long-term capital gains	—	—	—	—	—	857,981

Total taxable distributions	$2,089,686	$274,447	$1,360,641	$—	$1,629,375	$1,254,838
The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows:
	Core Equity	Growth	Value	MidCap Growth	International Equity	Asset Allocation
Distributions paid from:
Ordinary income	$806,949	$—	$1,210,000	$—	$2,070,745	$746,911
Tax-exempt income	—	—	—	—	—	—
Net long-term capital gains	—	—	—	—	—	—

Total taxable distributions	$806,949	$—	$1,210,000	$—	$2,070,745	$746,911
As of October 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:
	Core Equity	Growth	Value	MidCap Growth	International Equity	Asset Allocation
Undistributed ordinary income — net	$39,682	$780,812	$65,394	$—	$671,627	$144,671
Undistributed tax-exempt income	—	—	—	—	—	—
Undistributed long-term capital gains	11,956,824	—	433,362	—	—	1,826,033

Total undistributed earnings	$11,996,506	$780,812	$498,756	$—	$671,627	$1,970,704
Capital loss carryforward	—	(31,649,038)	—	(7,952,696)	(4,899,569)	—
Timing differences (dividends payable)	—	—	—	—	—	—
Unrealized gains (losses) — net	40,392,248	23,547,022	13,208,373	7,279,461	4,228,366	1,009,084

Total accumulated earnings (losses) — net	$52,388,754	$(7,321,204)	$13,707,129	$(673,235)	$424	$2,979,788

COMMERCE FUNDS

Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond

$27,566,409	$7,420,536	$95,507	$37,829	$17,725
—	—	5,976,646	6,632,162	2,521,572
—	—	326,241	221,240	70,912

$27,566,409	$7,420,536	$6,398,394	$6,891,231	$2,610,209

Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond

$30,315,035	$9,868,574	$1,032,281	$11,473	$6,596
—	—	6,273,580	6,637,253	2,513,309
—	—	1,685,567	378,188	123,709

$30,315,035	$9,868,574	$8,991,428	$7,026,914	$2,643,614

Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond
$971,917	$379,032	$13,062	$—	$79,515
—	—	547,664	539,493	206,515
—	—	850,922	540,486	88,511

$971,917	$379,032	$1,411,648	$1,079,979	$374,541
(17,449,726)	(10,201,667)	—	—	—
(1,612,968)	(392,813)	(460,190)	(512,180)	(202,941)
(4,720,013)	(4,740,516)	4,163,852	4,181,387	1,466,356

$(22,810,790)	$(14,955,964)	$5,115,310	$4,749,186	$1,637,956

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2005

9. ADDITIONAL TAX INFORMATION (continued)

At October 31, 2005 (tax year end), the following Funds had a capital loss carryforward for U.S. federal tax purposes. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. The year and amount of expiration for each capital loss carryforward is indicated below. Expiration occurs on October 31 of the year indicated:

	Core Equity	Growth	Value	MidCap Growth	International Equity	Asset Allocation
Capital loss carryforward:(a)
Expiring 2008	$—	$—	$—	$—	$—	$—
Expiring 2010	—	(31,649,038)	—	(7,952,696)	—	—
Expiring 2011	—	—	—	—	(4,899,569)	—
Expiring 2012	—	—	—	—	—	—
Expiring 2013	—	—	—	—	—	—

Total	$—	$(31,649,038)	$—	$(7,952,696)	$(4,899,569)	$—

At October 31, 2005, the Funds’ aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes were as follows:
	Core Equity	Growth	Value	MidCap Growth	International Equity	Asset Allocation
Tax Cost	$198,246,637	$131,397,898	$99,160,572	$69,469,145	$68,727,350	$16,408,089

Gross unrealized gain	52,059,398	27,647,251	16,399,176	9,245,075	6,198,640	1,152,360
Gross unrealized loss	(11,667,150)	(4,100,229)	(3,190,803)	(1,965,614)	(1,963,530)	(143,276)

Net unrealized security gain (loss)	$40,392,248	$23,547,022	$13,208,373	$7,279,461	$4,235,110	$1,009,084

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and the differing treatment of accretion of market discount.

(a)	The Core Equity, Growth, Value, MidCap Growth, and International Funds utilized $1,396,590, $5,659,169, $6,623,234, $8,641,046, and $27,367,388, respectively, of capital losses in the current fiscal year.

COMMERCE FUNDS

Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond

$(2,326,968)	$(1,045,396)	$—	$—	$—
(8,311,371)	(679,994)	—	—	—
—	(2,174,462)	—	—	—
(6,311,963)	(3,771,248)	—	—	—
(499,424)	(2,530,567)	—	—	—

$(17,449,726)	$(10,201,667)	$—	$—	$—

Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond
$579,557,976	$162,563,484	$156,724,969	$166,237,247	$68,273,657

10,151,710	508,503	4,694,127	4,933,373	1,774,682
(14,871,723)	(5,249,019)	(530,275)	(751,986)	(308,326)

$(4,720,013)	$(4,740,516)	$4,163,852	$4,181,387	$1,466,356

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2005

10.  SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Equity Fund		Growth Fund
	Shares	Dollars	Shares	Dollars
For the Year Ended October 31, 2005
Institutional Shares
Shares sold	1,545,895	$25,979,012	908,827	$20,089,817
Reinvestment of dividends and distributions	4,353	73,832	8,652	194,675
Shares repurchased	(2,944,074)	(49,482,463)	(2,428,387)	(53,572,167)

	(1,393,826)	(23,429,619)	(1,510,908)	(33,287,675)
Service Shares
Shares sold	958	16,131	16,018	344,801
Reinvestment of dividends and distributions	34	582	—	—
Shares repurchased	(109)	(1,863)	(105,788)	(2,312,525)

	883	14,850	(89,770)	(1,967,724)
NET INCREASE (DECREASE)	(1,352,943)	$(23,414,769)	(1,600,678)	$(35,255,399)

For the Year Ended October 31, 2004
Institutional Shares
Shares sold	1,215,366	$18,612,660	1,210,478	$25,678,154
Reinvestment of dividends and distributions	1,518	23,153	—	—
Shares repurchased	(3,953,705)	(60,482,165)	(3,001,128)	(63,229,806)

	(2,736,821)	(41,846,352)	(1,790,650)	(37,551,652)
Service Shares
Shares sold	1,989	31,080	23,958	498,987
Reinvestment of dividends and distributions	5	81	—	—
Shares repurchased	(688)	(10,965)	(40,012)	(824,731)

	1,306	20,196	(16,054)	(325,744)
NET DECREASE	(2,735,515)	$(41,826,156)	(1,806,704)	$(37,877,396)

COMMERCE FUNDS

Value Fund		MidCap Growth Fund		International Equity Fund
Shares	Dollars	Shares	Dollars	Shares	Dollars

988,365	$24,091,002	535,112	$14,364,517	696,905	$14,566,674
26,464	650,245	—	—	31,606	663,099
(1,328,448)	(32,562,590)	(999,935)	(26,692,635)	(3,019,154)	(63,852,434)
(313,619)	(7,821,343)	(464,823)	(12,328,118)	(2,290,643)	(48,622,661)

702	17,119	4,995	130,097	3,522	73,077
183	4,490	—	—	272	5,662
(8,768)	(214,370)	(24,409)	(651,948)	(11,001)	(228,610)
(7,883)	(192,761)	(19,414)	(521,851)	(7,207)	(149,871)
(321,502)	$(8,014,104)	(484,237)	$(12,849,969)	(2,297,850)	$(48,772,532)

1,063,473	$23,335,595	755,898	$18,714,090	1,248,633	$23,242,687
27,678	608,520	—	—	55,131	1,003,382
(2,172,722)	(47,622,935)	(979,497)	(24,260,871)	(4,437,748)	(81,889,331)
(1,081,571)	(23,678,820)	(223,599)	(5,546,781)	(3,133,984)	(57,643,262)

2,020	44,868	7,822	191,381	4,422	82,086
190	4,182	—	—	277	5,010
(3,035)	(66,342)	(8,385)	(201,478)	(3,734)	(68,813)
(825)	(17,292)	(563)	(10,097)	965	18,283
(1,082,396)	$(23,696,112)	(224,162)	$(5,556,878)	(3,133,019)	$(57,624,979)

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2005

10.  SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Asset Allocation Fund		Bond Fund
	Shares	Dollars	Shares	Dollars
For the Year Ended October 31, 2005
Institutional Shares
Shares sold	158,922	$3,372,425	4,702,717	$87,091,109
Reinvestment of dividends and distributions	56,475	1,185,523	333,426	6,170,185
Shares repurchased	(323,383)	(6,833,309)	(6,158,267)	(113,905,230)

	(107,986)	(2,275,361)	(1,122,124)	(20,643,936)
Service Shares
Shares sold	716	15,077	18,556	343,932
Reinvestment of dividends and distributions	1,327	27,830	2,004	37,090
Shares repurchased	(6,362)	(134,853)	(11,572)	(214,760)

	(4,319)	(91,946)	8,988	166,262
NET INCREASE (DECREASE)	(112,305)	$(2,367,307)	(1,113,136)	$(20,477,674)

For the Year Ended October 31, 2004
Institutional Shares
Shares sold	166,622	$3,466,527	4,740,984	$88,729,932
Reinvestment of dividends and distributions	34,499	712,004	400,605	7,477,130
Shares repurchased	(328,858)	(6,829,507)	(7,359,322)	(137,280,574)

	(127,737)	(2,650,976)	(2,217,733)	(41,073,512)
Service Shares
Shares sold	1,112	23,017	2,039	38,035
Reinvestment of dividends and distributions	695	14,327	2,041	38,121
Shares repurchased	(1,841)	(38,260)	(15,544)	(290,675)

	(34)	(916)	(11,464)	(214,519)
NET DECREASE	(127,771)	$(2,651,892)	(2,229,197)	$(41,288,031)

COMMERCE FUNDS

Short-Term Government Fund		National Tax-Free Intermediate Bond Fund		Missouri Tax-Free Intermediate Bond Fund		Kansas Tax-Free Intermediate Bond Fund
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

1,796,190	$32,088,461	1,108,964	$21,478,323	2,250,484	$44,011,303	502,707	$9,588,581
120,139	2,144,104	18,986	367,553	26,764	522,424	6,571	125,237
(5,059,189)	(90,375,547)	(1,222,997)	(23,723,019)	(2,338,786)	(45,724,427)	(443,141)	(8,460,239)
(3,142,860)	(56,142,982)	(95,047)	(1,877,143)	(61,538)	(1,190,700)	66,137	1,253,579

13,424	240,013	—	—	53	1,051	26,746	512,606
2,091	37,312	3	47	309	6,041	2,298	43,803
(62,569)	(1,116,057)	—	—	(13,975)	(274,262)	(19,967)	(381,252)
(47,054)	(838,732)	3	47	(13,613)	(267,170)	9,077	175,157
(3,189,914)	$(56,981,714)	(95,044)	$(1,877,096)	(75,151)	$(1,457,870)	75,214	$1,428,736

3,798,230	$69,881,431	1,387,591	$27,183,303	1,369,480	$27,044,283	647,761	$12,499,016
153,218	2,805,966	28,949	563,687	28,732	566,483	5,172	99,252
(5,895,555)	(107,922,929)	(1,666,061)	(32,386,731)	(1,652,384)	(32,577,638)	(689,107)	(13,191,640)
(1,944,107)	(35,235,532)	(249,521)	(4,639,741)	(254,172)	(4,966,872)	(36,174)	(593,372)

12,366	227,603	—	—	13,290	264,543	23,628	455,333
2,818	51,685	10	205	967	19,081	2,007	38,479
(58,014)	(1,070,237)	(195)	(3,757)	(23,980)	(471,104)	(25,734)	(497,220)
(42,830)	(790,949)	(185)	(3,552)	(9,723)	(187,480)	(99)	(3,408)
(1,986,937)	$(36,026,481)	(249,706)	$(4,643,293)	(263,895)	$(5,154,352)	(36,273)	$(596,780)

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year—Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gains		Total distributions
CORE EQUITY FUND
For the Years Ended October 31,
2005—Institutional	$15.90	$0.14 (e)	$1.07	$1.21	$(0.14)	$—	$—		$(0.14)
2005—Service	15.89	0.08 (e)	1.09	1.17	(0.10)	—	—		(0.10)
2004—Institutional	14.46	0.05	1.44	1.49	(0.05)	—	—		(0.05)
2004—Service	14.46	—	1.45	1.45	(0.02)	—	—		(0.02)
2003—Institutional	12.57	0.09	1.89	1.98	(0.09)	—	—		(0.09)
2003—Service	12.57	0.06	1.89	1.95	(0.06)	—	—		(0.06)
2002—Institutional	14.70	0.10	(2.14)	(2.04)	(0.09)	—	—	(c)	(0.09)
2002—Service	14.70	0.06	(2.13)	(2.07)	(0.06)	—	—	(c)	(0.06)
For the Period Ended October 31,
2001—Institutional (commenced December 26, 2000)	18.00	0.04	(3.29)	(3.25)	(0.04)	(0.01)	—		(0.05)
2001—Service (commenced December 26, 2000)	18.00	—	(3.30)	(3.30)	—	—	—		—
GROWTH FUND
For the Years Ended October 31,
2005—Institutional	$20.82	$0.14 (e)	$1.63	$1.77	$(0.03)	$—	$—		$(0.03)
2005—Service	20.42	0.09 (e)	1.59	1.68	—	—	—		—
2004—Institutional	20.50	(0.07)	0.39	0.32	—	—	—		—
2004—Service	20.15	(0.12)	0.39	0.27	—	—	—		—
2003—Institutional	17.52	(0.04)	3.02	2.98	—	—	—		—
2003—Service	17.27	(0.09)	2.97	2.88	—	—	—		—
2002—Institutional	20.03	(0.07)	(2.44)	(2.51)	—	—	—		—
2002—Service	19.80	(0.11)	(2.42)	(2.53)	—	—	—		—
2001—Institutional	38.33	(0.10)	(10.93)	(11.03)	—	—	(7.27)		(7.27)
2001—Service	38.04	(0.15)	(10.82)	(10.97)	—	—	(7.27)		(7.27)
(a)	Calculated based on average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Reflects income recognized from a special dividend which amounted to $0.07 and $0.14, per share and 0.41% and 0.62% of average net assets for the Core Equity and Growth Funds, respectively.

86	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

							Ratios assuming no expense reductions
Net asset value, end of period	Total return(b)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$16.97	7.61%	$238,356	1.08%		0.81	%(e)	1.09%		0.80	%(e)	19%
16.96	7.35	114	1.33		0.50	(e)	1.34		0.49	(e)	19

15.90	10.30	245,509	1.03		0.30		1.05		0.28		31
15.89	10.02	93	1.28		0.03		1.30		0.01		31

14.46	15.83	262,935	1.04		0.71		1.06		0.69		43
14.46	15.55	65	1.29		0.46		1.31		0.44		43

12.57	(13.90)	243,569	0.98		0.68		1.00		0.66		23
12.57	(14.11)	40	1.23		0.44		1.25		0.42		23

14.70	(18.13)	295,532	1.01	(d)	0.31	(d)	1.03	(d)	0.29	(d)	32
14.70	(18.25)	34	1.23	(d)	(0.02	)(d)	1.25	(d)	(0.04	)(d)	32

$22.56	8.52%	$150,676	1.13%		0.64	%(e)	1.23%		0.54	%(e)	40%
22.10	8.23	3,710	1.38		0.44	(e)	1.48		0.34	(e)	40
20.82	1.56	170,513	1.13		(0.35)		1.15		(0.37)		41
20.42	1.34	5,261	1.38		(0.60)		1.40		(0.62)		41
20.50	17.01	204,539	1.12		(0.24)		1.14		(0.26)		60
20.15	16.68	5,513	1.37		(0.49)		1.39		(0.51)		60
17.52	(12.53)	173,077	1.12		(0.33)		1.14		(0.35)		53
17.27	(12.73)	5,015	1.37		(0.58)		1.39		(0.60)		53
20.03	(33.85)	219,622	1.11		(0.39)		1.13		(0.41)		47
19.80	(34.00)	7,711	1.36		(0.60)		1.38		(0.62)		47

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year—Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
VALUE FUND
For the Years Ended October 31,
2005—Institutional	$22.70	$0.27	$2.28	$2.55	$(0.29)	$—	$(0.29)
2005—Service	22.71	0.21	2.28	2.49	(0.23)	—	(0.23)
2004—Institutional	20.92	0.22	1.78	2.00	(0.22)	—	(0.22)
2004—Service	20.93	0.16	1.79	1.95	(0.17)	—	(0.17)
2003—Institutional	18.07	0.25	2.84	3.09	(0.24)	—	(0.24)
2003—Service	18.08	0.20	2.85	3.05	(0.20)	—	(0.20)
2002—Institutional	21.05	0.24	(2.99)	(2.75)	(0.23)	—	(0.23)
2002—Service	21.05	0.19	(2.99)	(2.80)	(0.17)	—	(0.17)
2001—Institutional	24.88	0.21	(2.91)	(2.70)	(0.21)	(0.92)	(1.13)
2001—Service	24.88	0.16	(2.92)	(2.76)	(0.15)	(0.92)	(1.07)

MIDCAP GROWTH FUND
For the Years Ended October 31,
2005—Institutional	$24.72	$(0.14)	$3.87	$3.73	$—	$—	$—
2005—Service	24.15	(0.20)	3.77	3.57	—	—	—
2004—Institutional	23.61	(0.14)	1.25	1.11	—	—	—
2004—Service	23.12	(0.20)	1.23	1.03	—	—	—
2003—Institutional	18.44	(0.14)	5.31	5.17	—	—	—
2003—Service	18.10	(0.18)	5.20	5.02	—	—	—
2002—Institutional	21.37	(0.20)	(2.73)	(2.93)	—	—	—
2002—Service	21.04	(0.24)	(2.70)	(2.94)	—	—	—
2001—Institutional	43.62	(0.25)	(17.57)	(17.82)	—	(4.43)	(4.43)
2001—Service	43.11	(0.32)	(17.32)	(17.64)	—	(4.43)	(4.43)
(a)	Calculated based on average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

88	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

					Ratios assuming no expense reductions
Net asset value, end of year	Total return(b)	Net assets at end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate

$24.96	11.26%	$111,761	1.18%	1.12%	1.19%	1.11%	37%
24.97	10.97	479	1.43	0.89	1.44	0.88	37
22.70	9.61	108,775	1.14	1.00	1.16	0.98	81
22.71	9.33	614	1.39	0.75	1.41	0.73	81
20.92	17.29	122,881	1.12	1.31	1.14	1.29	76
20.93	16.99	584	1.37	1.07	1.39	1.05	76
18.07	(13.18)	102,049	1.06	1.15	1.08	1.13	72
18.08	(13.37)	567	1.31	0.89	1.33	0.87	72
21.05	(11.16)	110,155	1.08	0.91	1.10	0.89	65
21.05	(11.39)	878	1.33	0.67	1.35	0.65	65

$28.45	15.09%	$75,274	1.28%	(0.54)%	1.29%	(0.55)%	87%
27.72	14.78	1,213	1.53	(0.79)	1.54	(0.80)	87
24.72	4.70	76,917	1.23	(0.57)	1.25	(0.59)	123
24.15	4.46	1,526	1.48	(0.82)	1.50	(0.84)	123
23.61	28.04	78,744	1.22	(0.70)	1.24	(0.72)	89
23.12	27.73	1,474	1.47	(0.95)	1.49	(0.97)	89
18.44	(13.71)	65,005	1.21	(0.91)	1.23	(0.93)	93
18.10	(13.97)	1,203	1.45	(1.15)	1.47	(1.17)	93
21.37	(44.12)	91,567	1.14	(0.88)	1.16	(0.90)	124
21.04	(44.24)	2,228	1.39	(1.13)	1.41	(1.15)	124

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year—Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
INTERNATIONAL EQUITY FUND
For the Years Ended October 31,
2005—Institutional	$19.18	$0.19	$2.72	$2.91	$(0.29)	$—	$(0.29)
2005—Service	18.98	0.17	2.66	2.83	(0.24)	—	(0.24)
2004—Institutional	16.86	0.21	2.36	2.57	(0.25)	—	(0.25)
2004—Service	16.69	0.17	2.33	2.50	(0.21)	—	(0.21)
2003—Institutional	14.61	0.23	2.08	2.31	(0.06)	—	(0.06)
2003—Service	14.47	0.18	2.06	2.24	(0.02)	—	(0.02)
2002—Institutional	16.99	0.06	(2.44)	(2.38)	—	—	—
2002—Service	16.87	0.02	(2.42)	(2.40)	—	—	—
2001—Institutional	26.46	—	(6.84)	(6.84)	—	(2.63)	(2.63)
2001—Service	26.37	(0.06)	(6.81)	(6.87)	—	(2.63)	(2.63)

ASSET ALLOCATION FUND
For the Years Ended October 31,
2005—Institutional	$21.01	$0.34	$1.41	$1.75	$(0.33)	$(1.05)	$(1.38)
2005—Service	21.01	0.28	1.41	1.69	(0.28)	(1.05)	(1.33)
2004—Institutional	20.42	0.36	0.95	1.31	(0.40)	(0.32)	(0.72)
2004—Service	20.41	0.31	0.95	1.26	(0.34)	(0.32)	(0.66)
2003—Institutional	18.48	0.39	1.94	2.33	(0.37)	(0.02)	(0.39)
2003—Service	18.48	0.34	1.93	2.27	(0.32)	(0.02)	(0.34)
For the Period Ended October 31,
2002—Institutional (commenced September 27, 2002)	18.00	0.03	0.45	0.48	—	—	—
2002—Service (commenced September 27, 2002)	18.00	0.03	0.45	0.48	—	—	—
(a)	Calculated based on average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Annualized.
(d)	Expense ratios exclude expenses of the Underlying Funds.

90	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

						Ratios assuming no expense reductions
Net asset value, end of period	Total return(b)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets	Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$21.80	15.26%	$73,058	1.57%		0.94%	2.27%		0.24%		103%
21.57	14.98	391	1.82		0.82	2.52		0.12		103
19.18	15.35	108,231	1.32		1.11	2.06		0.37		23
18.98	15.04	481	1.57		0.93	2.31		0.19		23
16.86	15.87	147,956	1.25		1.52	1.98		0.79		24
16.69	15.47	407	1.50		1.19	2.23		0.46		24
14.61	(14.01)	112,347	1.55		0.38	2.18		(0.25)		98
14.47	(14.23)	382	1.80		0.12	2.43		(0.51)		98
16.99	(28.40)	108,206	1.47		(0.01)	2.05		(0.59)		33
16.87	(28.63)	516	1.72		(0.30)	2.30		(0.88)		33

$21.38	8.56%	$16,747	0.35	%(d)	1.62%	1.15	%(d)	0.82%		39%
21.37	8.23	364	0.60	(d)	1.36	1.40	(d)	0.56		39
21.01	6.57	18,726	0.35	(d)	1.75	1.07	(d)	1.03		34
21.01	6.36	449	0.60	(d)	1.48	1.32	(d)	0.76		34
20.42	12.72	20,801	0.35	(d)	2.07	2.29	(d)	0.13		47
20.41	12.40	437	0.60	(d)	1.82	2.54	(d)	(0.12)		47

18.48	2.67	18,234	0.35	(c)(d)	2.80 (c)	81.34	(c)(d)	(78.19	)(c)	—
18.48	2.67	428	0.60	(c)(d)	1.93 (c)	81.59	(c)(d)	(79.06	)(c)	—

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations					Distributions to shareholders
Year—Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	In excess of net investment income	Total distributions
BOND FUND
For the Years Ended October 31,
2005—Institutional	$18.71	$0.76		$(0.49)		$0.27	$(0.86)	$—	$(0.86)
2005—Service	18.72	0.71		(0.47)		0.24	(0.82)	—	(0.82)
2004—Institutional	18.73	0.85		0.03		0.88	(0.90)	—	(0.90)
2004—Service	18.74	0.80		0.03		0.83	(0.85)	—	(0.85)
2003—Institutional	19.09	0.94		(0.24)		0.70	(1.06)	—	(1.06)
2003—Service	19.10	0.90		(0.25)		0.65	(1.01)	—	(1.01)
2002—Institutional	19.71	1.07	(c)	(0.57	)(c)	0.50	(1.12)	—	(1.12)
2002—Service	19.73	1.03	(c)	(0.58	)(c)	0.45	(1.08)	—	(1.08)
2001—Institutional	18.33	1.17		1.44		2.61	(1.21)	(0.02)	(1.23)
2001—Service	18.35	1.11		1.46		2.57	(1.17)	(0.02)	(1.19)

SHORT-TERM GOVERNMENT FUND
For the Years Ended October 31,
2005—Institutional	$18.16	$0.53		$(0.42)		$0.11	$(0.70)	$—	$(0.70)
2005—Service	18.17	0.48		(0.42)		0.06	(0.66)	—	(0.66)
2004—Institutional	18.53	0.54		(0.18)		0.36	(0.73)	—	(0.73)
2004—Service	18.54	0.50		(0.19)		0.31	(0.68)	—	(0.68)
2003—Institutional	19.04	0.51		(0.22)		0.29	(0.80)	—	(0.80)
2003—Service	19.06	0.47		(0.24)		0.23	(0.75)	—	(0.75)
2002—Institutional	19.20	0.83	(d)	(0.05	)(d)	0.78	(0.94)	—	(0.94)
2002—Service	19.21	0.78	(d)	(0.04	)(d)	0.74	(0.89)	—	(0.89)
2001—Institutional	18.10	1.03		1.10		2.13	(1.03)	—	(1.03)
2001—Service	18.11	0.98		1.10		2.08	(0.98)	—	(0.98)
(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Calculated based on average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.26% for each class. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.09, increase net realized and unrealized gains and losses per share by $0.09, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.46% for each class. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.
(e)	Reflects an increase of 0.06% to total return and 0.04% of average net assets per share due to a payment made by the Trust’s Accounting Agent relating to a distribution in excess of net investment income.

92	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

							Ratios assuming no expense reductions
Net asset value, end of year	Total return(b)		Net assets at end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets		Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate

$18.12	1.46	%(e)	$569,201	0.83%	4.11	%(e)	0.84%	4.10	%(e)	23%
18.14	1.26	(e)	1,083	1.08	3.83	(e)	1.09	3.82	(e)	23
18.71	4.80		608,773	0.79	4.54		0.81	4.52		37
18.72	4.54		949	1.04	4.29		1.06	4.27		37
18.73	3.71		650,903	0.79	4.97		0.81	4.95		26
18.74	3.45		1,165	1.04	4.72		1.06	4.70		26
19.09	2.69		728,021	0.72	5.59	(c)	0.74	5.57	(c)	34
19.10	2.38		1,371	0.97	5.34	(c)	0.99	5.32	(c)	34
19.71	14.70		744,329	0.73	6.12		0.75	6.10		30
19.73	14.41		1,299	0.98	5.86		1.00	5.84		30

$17.57	0.63%		$157,183	0.68%	3.00%		0.91%	2.77%		32%
17.57	0.33		1,139	0.93	2.77		1.16	2.54		32
18.16	1.96		219,533	0.68	2.96		0.85	2.79		78
18.17	1.70		2,032	0.93	2.72		1.10	2.55		78
18.53	1.52		259,936	0.68	2.73		0.81	2.60		34
18.54	1.22		2,867	0.93	2.49		1.06	2.36		34
19.04	4.21		184,246	0.68	4.41	(c)	0.82	4.27	(c)	15
19.06	4.00		2,159	0.93	4.16	(c)	1.07	4.02	(c)	15
19.20	12.07		117,813	0.68	5.54		0.89	5.33		40
19.21	11.79		1,931	0.93	5.26		1.14	5.05		40

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year—Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
NATIONAL TAX-FREE INTERMEDIATE BOND FUND
For the Years Ended October 31,
2005—Institutional	$19.59	$0.72		$(0.51)		$0.21	$(0.71)	$(0.04)	$(0.75)
2005—Service	19.58	0.69		(0.49)		0.20	(0.69)	(0.04)	(0.73)
2004—Institutional	19.74	0.71		0.17		0.88	(0.72)	(0.31)	(1.03)
2004—Service	19.74	0.67		0.15		0.82	(0.67)	(0.31)	(0.98)
2003—Institutional	19.68	0.73		0.22		0.95	(0.73)	(0.16)	(0.89)
2003—Service	16.68	0.70		0.20		0.90	(0.68)	(0.16)	(0.84)
2002—Institutional	19.69	0.76	(c)	0.24	(c)	1.00	(0.76)	(0.25)	(1.01)
2002—Service	19.69	0.71	(c)	0.24	(c)	0.95	(0.71)	(0.25)	(0.96)
For the Period Ended October 31,
2001—Institutional	18.73	0.81		0.96		1.77	(0.81)	—	(0.81)
2001—Service (commenced December 26, 2000)	19.08	0.66		0.61		1.27	(0.66)	—	(0.66)

MISSOURI TAX-FREE INTERMEDIATE BOND FUND
For the Years Ended October 31,
2005—Institutional	$19.83	$0.74		$(0.62)		$0.12	$(0.74)	$(0.02)	$(0.76)
2005—Service	19.84	0.68		(0.61)		0.07	(0.69)	(0.02)	(0.71)
2004—Institutional	19.73	0.72		0.14		0.86	(0.72)	(0.04)	(0.76)
2004—Service	19.75	0.67		0.13		0.80	(0.67)	(0.04)	(0.71)
2003—Institutional	19.68	0.72		0.15		0.87	(0.72)	(0.10)	(0.82)
2003—Service	19.69	0.67		0.16		0.83	(0.67)	(0.10)	(0.77)
2002—Institutional	19.45	0.75	(c)	0.26	(c)	1.01	(0.75)	(0.03)	(0.78)
2002—Service	19.45	0.69	(c)	0.28	(c)	0.97	(0.70)	(0.03)	(0.73)
For the Period Ended October 31,
2001—Institutional	18.53	0.80		0.92		1.72	(0.80)	—	(0.80)
2001—Service (commenced December 26, 2000)	18.87	0.65		0.58		1.23	(0.65)	—	(0.65)
(a)	Calculated based on average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of fund shares.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 to net investment income, net realized and unrealized gains and losses, and an increase to the ratio of net investment income to average net assets with and without expense reductions by 0.02%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d)	Annualized.

94	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

							Ratios assuming no expense reductions
Net asset value, end of period	Total return(b)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$19.05	1.09%	$162,792	0.70%		3.71%		0.87%		3.54%		48%
19.05	1.01	1	0.95		3.51		1.12		3.34		48

19.59	4.56	169,217	0.70		3.67		0.84		3.53		33
19.58	4.25	2	0.95		3.47		1.09		3.33		33

19.74	4.88	175,427	0.70		3.69		0.82		3.57		57
19.74	4.64	5	0.95		3.52		1.07		3.40		57

19.68	5.30	174,059	0.70		3.93	(c)	0.77		3.86	(c)	42
19.68	5.05	23	0.95		3.70	(c)	1.02		3.63	(c)	42

19.69	9.62	180,437	0.70		4.25		0.81		4.14		55
19.69	6.78	19	0.95	(d)	3.26	(d)	1.06	(d)	3.15	(d)	55

$19.19	0.61%	$172,124	0.65%		3.77%		0.87%		3.55%		19%
19.20	0.36	769	0.90		3.52		1.12		3.30		19
19.83	4.44	179,089	0.65		3.65		0.83		3.47		13
19.84	4.13	1,066	0.90		3.39		1.08		3.21		13
19.73	4.50	183,240	0.65		3.64		0.81		3.48		16
19.75	4.29	1,252	0.90		3.39		1.06		3.23		16
19.68	5.31	164,365	0.65		3.88	(c)	0.78		3.75	(c)	20
19.69	5.10	893	0.90		3.58	(c)	1.03		3.45	(c)	20

19.45	9.43	141,608	0.65		4.20		0.82		4.03		21
19.45	6.60	184	0.90	(d)	3.27	(d)	1.07	(d)	3.10	(d)	21

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year—Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
KANSAS TAX-FREE INTERMEDIATE BOND FUND
For the Years Ended October 31,
2005—Institutional	$19.33	$0.69		$(0.56)		$0.13	$(0.69)	$(0.02)	$(0.71)
2005—Service	19.33	0.65		(0.57)		0.08	(0.64)	(0.02)	(0.66)
2004—Institutional	19.19	0.68		0.17		0.85	(0.68)	(0.03)	(0.71)
2004—Service	19.19	0.63		0.17		0.80	(0.63)	(0.03)	(0.66)
2003—Institutional	19.03	0.67		0.18		0.85	(0.66)	(0.03)	(0.69)
2003—Service	19.03	0.62		0.18		0.80	(0.61)	(0.03)	(0.64)
2002—Institutional	18.75	0.67	(c)	0.28	(c)	0.95	(0.67)	— (e)	(0.67)
2002—Service	18.75	0.62	(c)	0.29	(c)	0.91	(0.63)	— (e)	(0.63)
For the Period Ended October 31,
2001—Institutional ( commenced December 26, 2000)	18.00	0.62		0.75		1.37	(0.62)	—	(0.62)
2001—Service (commenced December 26, 2000)	18.00	0.58		0.75		1.33	(0.58)	—	(0.58)
(a)	Calculated based on average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of fund shares.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for year ended October 31, 2002 was an impact of less than $0.01 to net investment income, net realized and unrealized gains and losses, and an increase to the ratio of net investment income to average net assets with and without expense reductions by 0.02%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

96	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

							Ratios assuming no expense reductions
Net asset value, end of period	Total return(b)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$18.75	0.68%	$68,128	0.65%		3.64%		1.00%		3.29%		13%
18.75	0.43	2,294	0.90		3.39		1.25		3.04		13
19.33	4.54	68,940	0.65		3.56		0.93		3.28		8
19.33	4.27	2,189	0.90		3.31		1.18		3.03		8
19.19	4.52	69,150	0.65		3.47		0.90		3.22		10
19.19	4.26	2,176	0.90		3.21		1.15		3.96		10
19.03	5.23	63,079	0.65		3.61	(c)	0.90		3.36	(c)	8
19.03	4.97	2,121	0.90		3.35	(c)	1.15		3.10	(c)	8

18.75	7.72	44,432	0.65	(d)	4.01	(d)	1.11	(d)	3.55	(d)	10
18.75	7.50	1,487	0.90	(d)	3.22	(d)	1.36	(d)	2.76	(d)	10

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

The Commerce Funds:

We have audited the accompanying statements of assets and liabilities of Core Equity Fund, Growth Fund, Value Fund, MidCap Growth Fund, International Equity Fund, Asset Allocation Fund, Bond Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund, and Kansas Tax-Free Intermediate Bond Fund, portfolios of the Commerce Funds, (collectively, “The Commerce Funds”), including the statements of investments, as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Commerce Funds as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 16, 2005

Fund Expenses (Unaudited) – Six Months Ended October 31, 2005

As a shareholder of Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Service Shares), and redemption fees (with respect to Institutional and Service Shares of the International Equity Fund); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 through October 31, 2005.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees in Institutional and Service Shares of the International Equity Fund. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/05	Ending Account Value 10/31/05		Expenses Paid for the 6 months ended 10/31/05*	Beginning Account Value 5/1/05	Ending Account Value 10/31/05		Expenses Paid for the 6 months ended 10/31/05*	Beginning Account Value 5/1/05	Ending Account Value 10/31/05		Expenses Paid for the 6 months ended 10/31/05*	Beginning Account Value 5/1/05	Ending Account Value 10/31/05		Expenses Paid for the 6 months ended 10/31/05*
	Core Equity Fund				Growth Fund				Value Fund				MidCap Growth Fund
Institutional
Actual	$1,000.00	$1,046.20		$5.70	$1,000.00	$1,065.20		$5.88	$1,000.00	$1,054.50		$6.23	$1,000.00	$1,124.50		$6.96
Hypothetical 5% return	1,000.00	1,019.63	+	5.63	1,000.00	1,019.51	+	5.75	1,000.00	1,019.15	+	6.12	1,000.00	1,018.66	+	6.61
Service
Actual	1,000.00	1,045.00		6.98	1,000.00	1,063.50		7.17	1,000.00	1,053.20		7.51	1,000.00	1,123.20		8.29
Hypothetical 5% return	1,000.00	1,018.38	+	6.89	1,000.00	1,018.25	+	7.01	1,000.00	1,017.89	+	7.38	1,000.00	1,017.40	+	7.87
	International Equity Fund				Asset Allocation Fund				Bond Fund				Short-Term Government Fund
Institutional
Actual	$1,000.00	$1,063.40		$8.93	$1,000.00	$1,045.70		$1.81	$1,000.00	$999.40		$4.20	$1,000.00	$1,003.90		$3.43
Hypothetical 5% return	1,000.00	1.016.55	+	8.73	1,000.00	1,023.44	+	1.79	1,000.00	1,021.00	+	4.25	1,000.00	1,021.78	+	3.47
Service
Actual	1,000.00	1,062.60		10.23	1,000.00	1,044.30		3.10	1,000.00	998.80		5.47	1,000.00	1,002.10		4.70
Hypothetical 5% return	1,000.00	1,015.29	+	9.99	1,000.00	1,022.18	+	3.06	1,000.00	1,019.73	+	5.53	1,000.00	1,020.51	+	4.74
	National Tax-Free Intermediate Bond Fund				Missouri Tax-Free Intermediate Bond Fund				Kansas Tax-Free Intermediate Bond Fund
Institutional
Actual	$1,000.00	$998.70		$3.53	$1,000.00	$999.80		$3.28	$1,000.00	$998.80		$3.28
Hypothetical 5% return	1,000.00	1,021.67	+	3.57	1,000.00	1,021.92	+	3.32	1,000.00	1,021.92	+	3.32
Service
Actual	1,000.00	999.10		4.55	1,000.00	998.10		4.55	1,000.00	997.50		4.54
Hypothetical 5% return	1,000.00	1,020.66	+	4.60	1,000.00	1,020.65	+	4.60	1,000.00	1,020.63	+	4.59
*	Expenses for each share class are calculated using the Fund’s expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/05. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The annualized expense ratios for the period were as follows:

Fund	Institutional	Service	Fund	Institutional	Service
Core Equity	1.08%	1.34%	Bond	0.83%	1.09%
Growth	1.13	1.38	Short-Term Government	0.68	0.93
Value	1.20	1.45	National Tax-Free Intermediate Bond	0.70	0.90
MidCap Growth	1.30	1.55	Missouri Tax-Free Intermediate Bond	0.65	0.90
International Equity	1.57	1.84	Kansas Tax-Free Intermediate Bond	0.65	0.90
Asset Allocation	0.35	0.60
+	Hypothetical expenses are based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses.

COMMERCE FUNDS

STATEMENT REGARDING BASIS FOR APPROVAL OF SUB-ADVISER AGREEMENT (Unaudited)

The Board of Trustees oversees the Adviser’s and Sub-Adviser’s management and performance on a continuous basis throughout the year. At quarterly meetings and between these meetings, the Adviser and Sub-Adviser provide the Board with analyses of the Funds’ performance and other market and economic information relative to the Funds. During its quarterly meetings, the Board meets with the portfolio managers, representatives of the Sub-Adviser, and the Adviser’s Chief Investment Officer to discuss the Funds’ performance and investment information in detail.

A description of the Board’s review of the investment advisory agreement was included in the Funds’ Semi-Annual Report to Shareholders for the six-month period ended April 30, 2005. Set forth below is a description of the Board’s review of the Sub-Advisory Agreement with Alliance Capital Management L.P. (“Alliance”) in connection with the International Equity Fund.

In evaluating, approving and recommending to the Fund’s shareholders that they approve the new Sub-Advisory Agreement (“New Agreement”) with Alliance, the Board requested and evaluated information provided by the Adviser and Alliance at meetings held on May 9, 10, and 11, and June 21, 2005, which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether terminating the prior Sub-Advisory Agreement with BIAM and entering into the New Agreement with Alliance was in the best interests of the Fund and its shareholders. In its deliberations, the Board did not identify any particular information that was controlling, and each Board member attributed different weights to the various factors. In recommending that the shareholders approve the New Agreement, the Board considered many factors, including the following.

The Board received oral presentations from three principals of Alliance who would be providing services under the New Agreement and was favorably impressed with the breadth and depth of experience of these principals and the entire Alliance management team. The Board also believed that Alliance’s large equity analyst staff located around the world in markets in which the Fund would invest could benefit the Fund. Moreover, Alliance had broad experience in emerging markets in which the Fund would be investing. The Board also took into consideration that Alliance had a rigorous quantitative and fundamental investment process, which the Adviser believed could potentially reduce tracking error versus the Fund’s benchmark and thereby improve Fund performance. In addition, Alliance was an experienced sub-adviser of registered mutual funds and, according to the Adviser and Alliance’s presentation, had a broad and deep compliance infrastructure. In this regard, the Board received and considered information from the Alliance representatives at the May meeting with respect to settlements entered into with the New York Attorney General and the United States Securities and Exchange Commission in connection with market timing and other regulatory issues. Under these settlements, Alliance was required to make extensive improvements to its governance, internal controls and compliance infrastructure; the Alliance representatives reviewed the status of these initiatives as well as other pending litigation with the Board. Alliance also provided assurances that any pending legal proceedings were not likely to materially adversely affect its ability to provide advisory services to the Fund. The Board considered the depth and quality of Alliance’s client service team and the willingness of the team to communicate directly with the Board and with the Adviser by whatever means the parties determined to be most effective. In forming its conclusions about the nature, quality and extent of Alliance’s services, the Board reviewed, among other things, Alliance’s Form ADV, Code of Business Conduct and Ethics, answers to Board counsel’s written questions, answers to the Adviser’s request for proposal (“RFP”) and written materials presented to the Board on May 9, 2005 and June 21, 2005.

At the meetings, the Board of Trustees reviewed and considered, among other things, the performance of the Fund during the three-year period in which BIAM had managed the Fund as sub-adviser compared to Lipper peer groups and its prospectus benchmark, the MSCI® EAFE® Index. In this regard, the Adviser provided the following performance information to the Board, which indicated that the Fund had lagged its prospectus benchmark, the MSCI EAFE Index, for the most recent one-year and three-year periods:

COMMERCE FUNDS

STATEMENT REGARDING BASIS FOR APPROVAL OF SUB-ADVISER AGREEMENT (Unaudited) (continued)

Total Returns as of 4/30 Each Period

(Institutional Shares)

	One Year	Three Years
International Equity Fund*	11.76%	5.31%
MSCI EAFE Index**	15.42%	10.94%

*	The total return of the Fund assumes reinvestment of dividends and distributions. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
**	The MSCI EAFE Index (unhedged) is an unmanaged, market capitalization-weighted composite of securities in 21 developed markets outside of North America in Europe, Australia and the Far East. The Index figures do not reflect any deduction for fees, taxes or expenses.

The Board also reviewed third party information provided by the Adviser that showed that the Fund lagged its peer mutual fund groups as well for approximately the same periods. Accordingly, the Board determined that it would be in the best interests of shareholders of the Fund to terminate the prior Sub-Advisory Agreement and appoint a new sub-adviser to manage the Fund.

The Board also reviewed the composite performance of Alliance’s other separate accounts and registered mutual funds having a similar investment style versus the same prospectus benchmark, the MSCI EAFE Index, for various periods beginning December 1999 through March 31, 2005. This information indicated that Alliance’s composite account performance was superior to that of BIAM’s.

The Board considered that the actual management fees paid by the Fund’s shareholders would increase if the New Agreement is approved. This is because the sub-advisory fees payable under the New Agreement and a Waiver Agreement (discussed below) will be higher than under the prior Sub-Advisory Agreement, and the Adviser, which pays the sub-adviser out of its investment advisory fees, will be passing that increase on to shareholders. The Board reviewed the proposed sub-advisory fees, including the breakpoints, and considered information that showed that based on the Fund’s total average daily net assets of approximately $109 million as of March 31, 2005, contractual sub-advisory fees under the New Agreement will be a blended rate of 0.62% of average daily net assets of the Fund. At a meeting held on June 21, 2005, the Board reviewed and considered a form of Waiver Agreement between the Adviser and Alliance under which Alliance would agree to reduce its sub-advisory fees to 0.58% of average daily net assets of the Fund until the first to occur of the Fund’s assets reaching $150,000,000 and the eighteen-month anniversary of the New Agreement. The Trustees considered the impact of the increase in sub-advisory fees and the corresponding increases in total management fees and total fund operating expenses on the Fund’s shareholders.

The Board reviewed comparative fee information provided by a third party, which indicated that the proposed management fees paid by the Fund’s Institutional Class shareholders would be in the fourth (or lowest) quartile of the Fund’s expense peer group and total fund operating expenses would be in the fourth quartile. For Service Shares, the comparison indicated that the Fund would be in the third and fourth quartile for management fees and total fund operating expenses, respectively. The Trustees also considered the advisory fee information that Alliance had presented for other sub-advised, registered mutual funds with investment objectives similar to that of the Fund. These comparisons assisted the Board in evaluating the reasonableness of the sub-advisory fees to be paid to Alliance.

With respect to other benefits that Alliance might realize from its relationship with the Fund, the Board considered that some of the Fund’s portfolio transactions might be executed through Alliance’s affiliated broker, Sanford C. Bernstein & Co. LLC. However, the Board considered that any such affiliated brokerage transactions would be subject to quarterly Board reporting and oversight and the restrictions imposed by the Investment Company Act of 1940 (the “1940 Act”). The Board also reviewed information presented by Alliance regarding brokerage and research services to be potentially received by Alliance in connection with placement of brokerage transactions on behalf of the Fund.

COMMERCE FUNDS

STATEMENT REGARDING BASIS FOR APPROVAL OF SUB-ADVISER AGREEMENT (Unaudited) (continued)

The Board also considered the information presented by Alliance on its anticipated profitability under the New Agreement as well as the profitability and cost information that the Adviser had been provided at the November 10, 2004 meeting in connection with the renewal of its investment advisory agreement. The Adviser represented to the Board that because its management fees would not increase, it did not expect that its profitability would increase as a result of the New Agreement from that which was presented in November 2004.

In evaluating economies of scale, the Board considered the fee breakpoints in the compensation payable under the New Agreement and the possibility of economies of scale to be achieved as Fund assets increase through the use of the breakpoint fee schedule.

On the basis of Alliance’s presentation to the Board and the Adviser’s recommendation, the Board determined that it would be in the best interests of shareholders of the Fund to approve Alliance as the new sub-adviser to the Fund. After evaluating the factors set forth above in addition to other factors, the Board determined that the investment advisory fees to be paid to Alliance under the New Agreement were reasonable based on the services to be provided by Alliance to the Fund, the potential for improved Fund performance under Alliance’s management, the Fund’s current and future asset levels and the profits anticipated to be realized by Alliance under the New Agreement.

COMMERCE FUNDS

Trustees and Officers (Unaudited)

The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Commerce Funds’ statement of additional information (“SAI”), which includes additional information about the Trustees, is available and may be obtained without charge by calling 1-800-995-6365.

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed by at least two-thirds of the Board of Trustees in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Board of Trustees (which may be changed by the Trustees without shareholder approval) at the end of the fiscal year during which the Trustee attains the age of 75 years or (d) the Trust terminates. The Trust does not have procedures in place to accept nominations of Trustees by shareowners. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust’s by-laws; or (c) the Trust terminates.

Independent Trustees

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee(2)
John Eric Helsing c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 11/6/33	Trustee and Chairman	11 years	Retired. Former Professor and Chairman, Department of Business Administration and Economics of William Jewell College. Former lecturer at William Jewell College.	11

David L. Bodde c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 1/27/43	Trustee	11 years	Senior Fellow and Professor, Clemson University, August 2004-Present. Charles N. Kimball Professor of Technology and Innovation, University of Missouri, Kansas City, July 1996 to July 2004.	11	Director, Great Plains Energy since 1994.

Charles W. Peffer c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 10/6/47	Trustee	2 years	Retired. Former Partner and Managing Partner of KPMG LLP.	11	Garmin Ltd. (aviation and consumer technology)

COMMERCE FUNDS

Trustees and Officers (Unaudited)

Interested Trustees

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee(2)
*Martin E. Galt III c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 1/6/42	Trustee	2 years	Chairman of The Commerce Trust Company, September, 2004 to Present President, Investment Products, TIAA-CREF, January 1999 to October 2003. Executive Vice President, Bank of America (f/k/a NationsBank), 1997 to 2000.	11

*	Mr. Galt is an interested person of the Trust because he is Chairman of The Commerce Trust Company, an affiliate of the Adviser.
(1)	The “Fund Complex” consists of the Trust.
(2)	Directorships of companies required to file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Officers

Name, Address and Age	Position Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Larry Franklin Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 2/21/47	President	3 years	President and Director, Commerce Investment Advisors, Inc., since 2001. Senior Vice President, Commerce Bank, N.A., 1993 to present; Administrative Director, 1996 to 1998; and Managing Director, 1998 to present.

William Schuetter Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 4/17/60	Vice President	5 years	Vice President and Chief Operations Officer, Commerce Investment Advisors, Inc., since May 2001. Vice President and Business Manager for The Commerce Funds, since December 1998. Vice President of Fund Accounting, UMB Bank, 1996 to 1998.

Joseph Reece Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 3/23/69	Vice President and Chief Compliance Officer	4 years and 1 year, respectively	Vice President and Chief Compliance Officer, Commerce Investment Advisors, Inc., since 2001. Assistant Vice President, Commerce Bank, N.A., since 1999. Field Supervisor, NASDR, 1993 to 1999.

Peter W. Fortner Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 1/25/58	Treasurer	3 years	Vice President, Goldman Sachs Asset Management, since July 2000. Vice President/Accounting Manager and employee for Prudential Investment Fund Management LLC in its mutual fund administration group, 1985 to 2000.

COMMERCE FUNDS

Name, Address and Age	Position Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Philip V. Guica, Jr. Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 3/3/62	Assistant Treasurer	6 years	Assistant Treasurer and Vice President, Goldman, Sachs & Co. since May 1992.

Diana E. McCarthy Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 DOB: 7/5/51	Secretary	2 years	Partner in the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.

Howard B. Surloff Goldman, Sachs & Co. One New York Plaza New York, NY 10004 DOB: 6/21/65	Assistant Secretary	11 years	Managing Director, Goldman Sachs & Co. (November 2002-Present); Associate General Counsel, Goldman Sachs & Co. and General Counsel to the U.S. Funds Group (December 1997-Present)

COMMERCE FUNDS

Supplemental Proxy Information (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of The Commerce Funds (the “Trust”) was held on Monday, September 19, 2005 at 10:00 a.m. Eastern time, at the offices of Goldman Sachs Asset Management, 32 Old Slip, New York, New York 10005. The Meeting was held for the following purposes:

(1)	To approve a new sub-investment advisory agreement between Alliance Capital Management, L.P. and Commerce Investment Advisors, Inc., on behalf of the International Equity Fund; and

(2)	To elect Messers. David L. Bodde, Martin E. Galt, III, John Eric Helsing, Charles W. Peffer and Warren W. Weaver as Trustees of the Trust.

The result of the proxy solicitation on the above matters are shown below. Amounts shown below are shares of the International Equity Fund with respect to Proposal 1 and shares of all Funds of the Trust with respect to Proposal 2.

	For the Resolution	Against the Resolution	Abstain	Broker Non- Vote
(1) Approval of New Sub-Investment Advisory Agreement for the International Equity Fund	3,243,605	0	135	176,320
(2) Election of Trustees
David L. Bodde	91,663,277	0	5,289	0
Martin E. Galt, III	91,661,734	0	6,882	0
John Eric Helsing	91,661,547	0	7,019	0
Charles W. Peffer	91,664,034	0	4,532	0
Warren W. Weaver	91,659,247	0	9,319	0

COMMERCE FUNDS

Commerce Funds Tax Information (Unaudited)

For the year ended October 31, 2005, 100%, 100%, 100%, and 12.52% of the dividends paid from net investment company taxable income by the Core Equity, Growth, Value, and Asset Allocation Funds, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the year ended October 31, 2005, the total amount of income received by the International Equity Fund from sources within foreign countries and possessions of the United States was $0.3597 per share, all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0788 per share. A separate notice containing the country-by-country components of these totals has been previously mailed to shareholders.

For the year ended October 31, 2005, the Core Equity, Growth, Value, and International Equity Funds designate 100% of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003. For the year ended October 31, 2005, the Asset Allocation Fund designates 23.12% of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Asset Allocation, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, and Kansas Tax-Free Intermediate Bond Funds designate $857,981, $326,241, $221,240, and $70,912, respectively, as capital gain dividends paid during the year ended October 31, 2005.

During the year ended October 31, 2005, 98.43%, 99.43%, and 99.30% of the distributions from net investment income paid by the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, and Kansas Tax-Free Intermediate Bond Funds, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

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INVESTMENT ADVISER AND CO-ADMINISTRATOR
Commerce Investment Advisors, Inc.
922 Walnut Street
4th Floor
Kansas City, Missouri 64106

INVESTMENT SUB-ADVISER, INTERNATIONAL EQUITY FUND
Alliance Capital Management, L.P.
1345 Avenue of the Americas
New York, New York 10105

CUSTODIAN/ACCOUNTING AGENT
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
Boston Financial Data Services, Inc.
330 W. 9th
3rd Floor
Kansas City, Missouri 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, Massachusetts 02110

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

This Annual Report contains facts concerning The Commerce Funds' objectives and policies, management, expenses, and other information. For more complete information about The Commerce Funds, a prospectus may be obtained by calling 1-800-995-6365. An investor should read the prospectus carefully before investing or sending money.

The Commerce Funds are advised by Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, N.A., which receives a fee for its services. The Commerce Funds are distributed by Goldman, Sachs & Co.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. The Investment Advisor believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

The Commerce Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Commerce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without change, upon request by calling 1-800-995-6365 and (ii) on the SEC's website at http://www.sec.gov.

This report is not authorized for distribution to prospective investors unless preceeded or accompanied by a current prospectus, which contains, more complete information about the Commerce Funds' investment policies, fees and expenses. Investors should read the prospectus carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

The Commerce Funds

Trustees
J. Eric Helsing, *Chairman*
David L. Bodde
Martin E. Galt III
Charles W. Peffer

Officers
Larry Franklin, *President*
William Schuetter, *Vice President*
Joseph Reece, *Vice President and Chief Compliance Officer*
Peter W. Fortner, *Treasurer*
Philip V. Giuca Jr., *Assistant Treasurer*
Diana E. McCarthy, *Secretary*
Howard B. Surloff, *Assistant Secretary*

commerce funds

922 Walnut
Fourth Floor
Kansas City, Missouri 64106

www.commercefunds.com

1-800-995-6365

CB 5041
12/05

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics, the Code of Conduct for Senior Officers, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The Code of Conduct for Senior Officers is incorporated by reference to Exhibit 11(a)(1) of registrant’s Form N-CSR filed on January 7, 2005 (Accession numbers 0001193125-05-003005).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Conduct for Senior Officers.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Conduct for Senior Officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Charles W. Peffer is the “audit committee financial expert” and is “independent” (as each of these terms is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $131,500 and $122,000 for fiscal years ended October 31, 2005 and 2004, respectively.

(b)	Audit Related Fees. There were no fees billed in either of the last two fiscal years for assurance and related services by the registrant’s principal accountant reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $37,560 and $35,800 for the fiscal years ended October 31, 2005 and 2004, respectively.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $27,256 for the fiscal years ended October 31, 2005 and 2004, respectively.

(e)(1)	Pursuant to a Board resolution adopted on February 10, 2004, to the extent required by applicable regulations, all audit and non-audit services provided by the independent accountants shall either be: (a) pre-approved by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by the Chairman of the Audit Committee and the registrant’s designated Audit Committee Financial Expert, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $418,175 and $986,445 for fiscal years ended October 31, 2005 and 2004, respectively.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

*    *    *

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT	COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED	PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	The Commerce Funds’ Code of Conduct for Senior Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on January 7, 2005 (Accession Number 0001193125-05-003055).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(b)(1)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE COMMERCE FUNDS

/s/ Larry E. Franklin
Larry E. Franklin
President
January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Larry E. Franklin
Larry E. Franklin
President of
The Commerce Funds
January 3, 2006

/s/ Peter W. Fortner
Peter W. Fortner
Treasurer of
The Commerce Funds
January 3, 2006